UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR/A

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES




Investment Company Act file number:     811-8255

Exact name of registrant
    as specified in charter:            The World Funds, Inc.

Address of principal
    executive offices:                  8730 Stony Point Parkway
                                        Suite 205
                                        Richmond, VA 23235

Name and address
    of agent for service:               Thomas S. Harman, Esq.
                                        Morgan, Lewis, Bockius
                                        1111 Pennsylvania Avenue, Northwest
                                        Washington, D.C. 20004


Registrant's telephone number,
         including area code:           (800) 527-9525

Date of fiscal year end:                December 31

Date of reporting period:               December 31


Item #1.  Reports to Stockholders.

INDEX

Eastern European Equity Fund;
Epoch Global Equity Shareholder Yield Fund;
Epoch International Small Cap Fund;
Epoch U.S. All Cap Fund;
Dividend Capital Realty Income Fund; and
REMS Real Estate Value Opportunity Fund

VEEEX INVESTMENT COMMENTARY

YEAR-ENDING 2007

FOCUSING ON LOCAL GROWTH STORIES

For the year, the Eastern European Equity Fund returned a positive 5.69 percent, exclusive of fees. The Fund had an annual return of (1.14%) compared to a return of 33.91% on the NRI Composite-11 Index. The Fund's broad diversification and strongly value-oriented investment approach means that it has a considerably lower risk profile than other Eastern European Equity funds. The Eastern European Equity Fund is committed to achieving sustainable long-term returns on the basis of an attractive risk profile.

East European equity markets continued to exhibit a high degree of volatility towards the end of the year. While Russia and the Czech Republic registered gains, Hungary and Poland lost some ground. The dominant event was the October/November market correction of approximately 10% which was triggered by the global banking and credit crisis - a fall that was almost neutralized again in December.

MARKETS AND COMPANIES

The market environment saw little change at the end of 2007. Small, illiquid companies based in countries where convergence is not yet at a very advanced stage are tending to attract considerably higher valuations than major liquid stocks from established markets. Companies with currently low but potentially fast-growing earnings and cash flow are being favored over companies with a high and stable cash flow. Right now, risk is regarded more as an opportunity and is reflected in valuations as a premium rather than a discount. Our strategy therefore remains unchanged. For the year-ending 2007, we had a cash position of 30% in our fund. We prefer to hold cash rather than to be invested in stocks which we consider overvalued.

We continue to have a very low weighting in commodities and commodity-related stocks. In our opinion, valuations are very high based on normalized earnings. This is especially the case should the market consensus on the outlook for the world economy continue to deteriorate. While commodity stocks are on a relatively attractive valuation at first sight with a valuation of 8-12 times current year earnings, the high profits and attendant low price/earnings ratios (P/E ratios) are the result of the current extremely high Return on Capital Employed (ROCE) of 20-40%. We anticipate that the return on investment will settle in the 10-15% region long-term - on a par with the cost of capital
- and therefore expect a significant drop in earnings in the medium term and consequently the potential for a substantial fall in the price of commodity stocks. While these stocks have historically been traded at sub-NAV levels on frequent occasions, valuations of 3-4 times the book value are very much the norm right now.

We continue to have a high bias toward consumer-related stocks in our portfolio. Real income and asset levels in Central and Eastern Europe are rising steadily, and consumers spending as well as penetration rates are significantly lower than in Western Europe. Russian consumer staples stocks are especially attractive from this perspective, since we expect strong demand for commodities from China and India to have a positive effect on Russia long-term, even if there are cyclical fluctuations on a frequent basis. We also find a number of telecom stocks very attractive by virtue of their high, stable cash flows and dividend yields.

The figures at the end of 2007 were in line with our positive expectations. Companies in the banking, real estate and consumer sectors recorded strong earnings growth. While companies in these sectors undoubtedly display healthy structural growth, we expect the current high rate of earnings growth will not continue on the same scale going forward given the degree of cyclicality involved.

NEW OR ACCUMULATED POSITIONS

BLACK EARTH FARMING (RUSSIA/SWEDEN, AGRICULTURE) - BLACK EARTH FARMING IS AN AGRICULTURE COMPANY WHICH OWNS AND/OR CULTIVATES MORE THAN 250,000 HECTARES OF LAND IN THE SOUTH OF RUSSIA. AGRICULTURAL LAND PRICES IN RUSSIA ARE STILL SUBSTANTIALLY LOWER THAN IN OTHER EMERGING MARKETS OR THAN IN THE USA OR WESTERN EUROPE AND COULD APPRECIATE SUBSTANTIALLY OVER THE NEXT DECADE DUE TO CONTINUED GROWTH IN SOFT COMMODITY CONSUMPTION AND EXPECTED IMPROVEMENT IN YIELDS.

IMMOEAST, CA-IMMO (CENTRAL AND EASTERN EUROPE, REAL ESTATE) - DUE TO STRONG ECONOMIC GROWTH IN EASTERN EUROPE, DEMAND FOR REAL ESTATE HAS RISEN SHARPLY WHILE SUPPLY IN MANY INSTANCES REMAINS VERY LOW. AUSTRIAN COMPANIES WITH THE FOCUS OF THEIR BUSINESS IN EASTERN EUROPE ARE BENEFITING FROM THIS TREND TO A CONSIDERABLE DEGREE. IMMOEAST AND CA-IMMO ARE TRADING AT A DISCOUNT OF APPROXIMATELY 30% TO THEIR CURRENT REPORTED NET ASSET VALUE, AND IN HISTORICAL TERMS HAVE NEVER BEEN SO ATTRACTIVELY VALUED.

LIQUIDATED OR REDUCED POSITIONS

TPSA (POLAND, TELECOMS) - THIS STOCK EXCEEDED OUR TARGET PRICE AND REACHED PLN
25. THUS, WE EXITED THE POSITION. IN GENERAL TERMS, THE EASTERN EUROPEAN TELECOMS BUSINESS IS DEFENSIVE WITH HIGH FORECAST RELIABILITY. CASH FLOWS AND DIVIDENDS HAVE BEEN STABLE FOR YEARS. ON A PRICE OF MORE THAN PLN 25, HOWEVER, THE DIVIDEND YIELD IS TOO LOW AT A SUB-6% LEVEL GIVEN THAT REVENUE AND EARNINGS GROWTH IS VERY WEAK.

CELTIC RESOURCES (RUSSIA, COMMODITIES) - THE STOCK HAD A VERY GOOD RUN AND EXCEEDED OUR TARGET PRICE. WE THEREFORE DECIDED TO LIQUIDATE THE POSITION.

PORTFOLIO MANAGER'S COMMENTS

We take a distinctly value-driven, risk-conscious approach, avoiding investments in illiquid, risky stocks. We ensure the portfolio is broadly diversified by country and sector. As a result, the Fund has enjoyed one of the lowest levels of volatility of all Eastern European equity funds at only 13% in the last three years.

The Eastern European Equity Fund aims to capitalize on secular growth trends in Eastern Europe and for that reason a key focal point is investing in the consumer goods sector and consumer-related stocks. In our view, East European commodity stocks are highly overvalued right now and we expect a sharp correction in this segment medium-term. Therefore, the Fund does not currently invest in the commodities and energy sector.

Valuations of the stocks in the fund remain attractive on a P/E ratio of 13, since rising prices have to date been accompanied by growing corporate revenues and earnings. By focusing our investments on the consumer and consumer-related sectors, our portfolio offers excellent access to the structural growth of the Central and Eastern European region but without the incalculable risk attached to commodity stocks, which in recent years have risen extremely sharply.

POSITIONS MENTIONED IN THE REPORT HEREIN (AS AT DECEMBER 31, 2007)


TITLE                                                                                    WEIGHTING            TITLE       WEIGHTING


Black Earth Farming                                                                           1.1%         Immoeast            5.2%
CA-Immo                                                                                       5.0%             TPSA            0.0%
Celtic Resources                                                                              0.0%


                       COMPARISON OF $10,000 INVESTMENT IN
               EASTERN EUROPEAN EQUITY FUND VS. NRI COMPOSITE-11*
                                 CLASS A SHARES


                  [ CLASS A SHARES PERFORMANCE CHART GOES HERE]



                       COMPARISON OF $10,000 INVESTMENT IN
                EASTERN EUROPEAN EQUTY FUND VS. NRI COMPOSITE-11*
                                 CLASS A SHARES


                        FUND                    NRI COMPOSITE-11
                        -----                   ----------------

02/15/1996                 9,425                  10,000
12/31/1996                14,034                  13,476
12/31/1997                14,949                  13,571
12/31/1998                 7,979                  10,607
12/31/1999                 9,136                  12,358
12/31/2000                 7,538                  11,061
12/31/2001                 6,979                  10,278
12/31/2002                 8,410                  12,730
12/31/2003                12,586                  18,811
12/31/2004                19,133                  28,500
12/31/2005                22,835                  38,609
12/31/2006                29,629                  58,659
12/31/2007                32,930                  78,150

           Past performance is not predictive of future performance.

EASTERN EUROPEAN EQUITY FUND            NRI COMPOSITE-11

[END PERFORMANCE CHART]



                                                                                            CLASS A SHARES
                                                                   ----------------------------------------------------------------


                                                                                                 AVERAGE ANNUAL RETURN
                                                                                    -----------------------------------------------
                                                                    TOTAL RETURN                                         SINCE
                                                                      ONE YEAR        FIVE YEARS       TEN YEARS       INCEPTION
                                                                       ENDED            ENDED           ENDED        2/15/1996 TO
                                                                     12/31/2007       12/31/2007      12/31/2007       12/31/2007
                                                                    --------------  --------------   --------------  --------------
EASTERN EURPOEAN EQUITY FUND                                           (1.14%)          27.79%           6.72%           10.55%
NRI COMPOSITE-11                                                       33.91%           43.75%          19.13%           18.89%

Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.
Performance figures include deduction of maximum applicable sales charges.


* Nomura Research Institute's ("NRI") Central and East European Index Series ("CEE Index Series") covers the main market stocks of 11 Central and East European countries - Estonia, Latvia, Lithuania, Czech Republic, Hungary, Poland, Slovakia, Croatia, Romania, Slovenia and Russia.

Returns do not include dividends and distributions and are expressed in US $.

(The commparative indices are not adjusted to reflect expenses that the SEC required tobe reflected in the Fund's performance.)

                      COMPARISON OF $10,000 INVESTMENT IN
               EASTERN EUROPEAN EQUITY FUND VS. NRI COMPOSITE-11*
                                 CLASS C SHARES


                 [ CLASS C SHARES PERFORMANCE CHART GOES HERE ]

                        FUND                    NRI COMPOSITE-11
                        -----                   ----------------

01/09/2003              10,000                  10,000
12/31/2003              14,750                  14,867
12/31/2004              21,765                  22,523
12/31/2005              25,796                  30,512
12/31/2006              33,217                  46,121
12/31/2007              34,541                  61,761

Past performance is not predictive of future performance.

EASTERN EUROPEAN EQUITY FUND            NRI COMPOSITE-11

[END PERFORMANCE CHART]



                                                                                                            CLASS C SHARES
                                                                                                    -------------------------------


                                                                                                                     AVERAGE ANNUAL
                                                                                                                         RETURN
                                                                                                     TOTAL RETURN        SINCE
                                                                                                       ONE YEAR        INCEPTION
                                                                                                        ENDED         1/9/2003 TO
                                                                                                      12/31/2007       12/31/2007
                                                                                                     --------------  --------------
EASTERN EUROPEAN EQUITY FUND                                                                             3.98%           28.26%
NRI COMPOSITE-11                                                                                        33.91%           44.13%

Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance figures include deduction of maximum applicable sales charges.


* Nomura Research Institute's ("NRI") Central and East European Index Series ("CEE Index Series") covers the main market stocks of 11 Central and East European countries - Estonia, Latvia, Lithuania, Czech Republic, Hungary, Poland, Slovakia, Croatia, Romania, Slovenia and Russia.

Returns do not include dividends and distributions and are expressed in US $.

(The commparative indices are not adjusted to reflect expenses that the SEC required to be reflected in the Fund's performance.)

EASTERN EUROPEAN EQUITY FUND

FUND EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on certain redemptions made within 360 days of purchase and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2007 and held for the six months ended December 31, 2007.

ACTUAL EXPENSES EXAMPLE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges on certain redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                                                             Expenses Paid During
                                                                                                                    Period*
                                                    Beginning Account Value       Ending Account Value       July 1, 2007 through
CLASS A                                                   July 1, 2007              December 31, 2007          December 31, 2007


Actual                                                      $ 1,000                     $  981.80                   $ 11.24
Hypothetical (5% return before expenses)                    $ 1,000                     $1,013.75                   $ 11.42



                                                                                                             Expenses Paid During
                                                                                                                    Period*
                                                    Beginning Account Value       Ending Account Value       July 1, 2007 through
CLASS C                                                   July 1, 2007              December 31, 2007          December 31, 2007


Actual                                                      $ 1,000                     $  977.00                   $ 14.95
Hypothetical (5% return before expenses)                    $ 1,000                    $ 1,010.00                   $ 15.20


* - Expenses are equal to the Fund's annualized expense ratio of 2.25% for Class A and 3.00% for Class C, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days in the current year.


Portfolio Holdings, by Sector, as Percentage of Net Assets

[BAR CHART GOES HERE]

                EASTERN EUROPEAN EQUITY FUND PORTFOLIO HOLDINGS,
                     BY SECTOR, AS PERCENTAGE OF NET ASSETS
                             AS OF DECEMBER 31,2007

INDUSTRY SECTOR                                 PERCENTAGE OF NET ASSETS

Agricultural Operations                                  1.09%
Airport Development/Maintenance                          4.38%
Closed End Funds                                         2.23%
Commercial Banks and Finances                            5.86%
Cosmetics & Toiletries                                   1.14%
Gold Mining                                              0.61%
Investment Companies                                     6.02%
Medical-Drugs                                            5.28%
Other                                                   13.51%
Real Estate Management/Services                         10.19%
Real Estate Operations/Development                      11.73%
Telecom Services                                         2.96%
Telephone-Integrated                                     4.91%

[END BAR CHART]

                          EASTERN EUROPEAN EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2007


   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------


                COMMON STOCKS:                                                                             69.90%

                AUSTRIA:                                                                                   27.56%
   159,020      CA Immobilien Anlagen*                                                                                  $ 3,551,459
   124,527      CA Immobilien International*                                                                              2,108,556
   270,000      ECO Eastern Europe R/EST*                                                                                 3,941,190
   340,000      Immoeast AG*                                                                                              3,657,716
   440,000      Meinl European Land Ltd.*                                                                                 3,095,732
   280,000      Uralchimplast Beteiligungs*                                                                               3,147,113
   -------                                                                                                                ---------
                                                                                                                         19,501,766
                                                                                                                         ----------

                BULGARIA:                                                                                   3.81%
  2,100,000     Bulgarian Property Development*                                                                           2,697,336
  ---------                                                                                                               ---------

                CZECH REPUBLIC:                                                                             4.64%
   10,000       ORCO Property Group                                                                                       1,193,727
   70,000       Telefonica 02 Czech Republic                                                                              2,091,901
   ------                  --                                                                                             ---------
                                                                                                                          3,285,628
                                                                                                                          ---------

                GERMANY:                                                                                    2.75%
   959,368      Magnat Real Estate Opps*                                                                                  1,946,541
   -------                                                                                                                ---------

                GREAT BRITAIN:                                                                             10.66%
   184,000      Equest Investments Balkans*                                                                               4,261,384
   136,000      Highland Gold Mining Ltd.*                                                                                  428,955
   600,000      Lewis Charles Romania Property Fund Ltd.*                                                                 1,580,017
   22,000       Ukraine Opportunity Trust PL*                                                                                63,360
   110,000      Ukraine Opportunity Trust PL Ord                                                                          1,210,000
   -------                                                                                                                ---------
                                                                                                                          7,543,716
                                                                                                                          ---------

                HUNGARY:                                                                                   12.37%
   300,000      Ablon Group*                                                                                              1,544,311
   12,500       Egis RT                                                                                                   1,348,794
   10,000       Gedeon Richter Ltd GDR Reg S                                                                              2,388,902
   670,000      Magyar Telekom Telecomm                                                                                   3,471,103
   -------                                                                                                                ---------
                                                                                                                          8,753,110
                                                                                                                          ---------



   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------


                ISRAEL:                                                                                     5.86%
   375,000      Bank Hapoalim Ltd.                                                                                      $ 1,867,712
   470,000      Bank Leumi Le-Israel                                                                                      2,277,533
   -------                                                                                                                ---------
                                                                                                                          4,145,245
                                                                                                                          ---------

                RUSSIA:                                                                                     1.14%
      1         Joint Stock Company Open GDR*                                                                                    38
   20,000       Kalina Concern                                                                                              807,500
   ------                                                                                                                   -------
                                                                                                                            807,538
                                                                                                                            -------

                SWEDEN:                                                                                     1.09%
   100,000      Black Earth Farming Ltd.-SDR*                                                                               772,678

                TOTAL INVESTMENTS:                                                                         69.90%        49,453,558
                (Cost $51,119,387)
                Other assets, net of liabilities                                                           30.10%        21,297,225
                                                                                                           -----         ----------

                NET ASSETS:                                                                               100.00%      $ 70,750,783
                                                                                                          ======       ============

* Non-income producing (security considered non-income producing if at least one dividend has not been paid during the last year preceding the date of the Fund's related balance sheet.)

ADR- Security represented is held by the custodian bank in the form of American Depository Receipts.

GDR- Security represented is held by the custodian bank in the form of Global Depository Receipts.

SDR- Security represented is held by the custodian bank in the form of Special Drawing Rights.


See Notes to Financial Statements


EASTERN EUROPEAN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007


ASSETS
  Investments at value (identified cost of $51,119,387) (Note 1)                                                       $ 49,453,558
  Cash                                                                                                                      371,667
  Foreign currency (cost of $21,748,800)                                                                                 21,983,314
  Receivable for capital stock sold                                                                                          44,075
  Dividends receivable                                                                                                        7,015
  Tax reclaim receivable                                                                                                      5,602
                                                                                                                             27,963
  Prepaid expenses                                                                                                   --------------
                                                                                                                         71,893,194
    TOTAL ASSETS                                                                                                     --------------

LIABILITIES
  Payable for securities purchased                                                                                          773,065
  Payable for capital stock redeemed                                                                                        209,233
  Accrued investment management fees                                                                                         67,942
  Accrued administration                                                                                                      2,728
  Accrued professional fees                                                                                                  22,549
  Accrued custodian fees                                                                                                     23,407
                                                                                                                             43,487
  Other accrued expenses                                                                                             --------------
                                                                                                                          1,142,411
    TOTAL LIABILITIES                                                                                                --------------

                                                                                                                       $ 70,750,783
                                                                                                                     =============
NET ASSETS                                                                                                           =============
  NET ASSETS CONSIST OF:
  Paid-in-capital applicable to 2,777,058 $0.01 par value shares of beneficial interest outstanding                    $ 70,111,644
  Accumulated net realized gain (loss) on investments and foreign currency transactions                                   2,063,106
                                                                                                                        (1,423,967)
  Net unrealized appreciation (depreciation) on investments and foreign currency                                     --------------
                                                                                                                       $ 70,750,783
  NET ASSETS                                                                                                         ==============

NET ASSET VALUE PER SHARE

   A CLASS
                                                                                                                            $ 25.50
   ($68,955,584 / 2,703,970 shares outstanding; 20,000,000 authorized)                                               ==============

                                                                                                                            $ 27.06
MAXIMUM OFFERING PRICE PER SHARE ($25.50 X 100/94.25)                                                                ==============

   C CLASS
                                                                                                                            $ 24.56
   ($1,795,199 / 73,088 shares outstanding; 15,000,000 authorized)                                                   ==============


See Notes to Financial Statements
                                       10

EASTERN EUROPEAN EQUITY FUND
STATEMENT OF OPERATIONS


YEAR ENDED DECEMBER 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME
  Dividends (Net of foreign tax withheld of $91,737)                                                                      $ 477,274
                                                                                                                          1,081,782
  Interest income                                                                                                    --------------
                                                                                                                          1,559,056
    Total investment income                                                                                          --------------

EXPENSES
  Investment management fees (Note 2)                                                                                     1,043,894
  Rule 12b-1 and servicing fees (Note 2)
    Class A                                                                                                                 204,792
    Class C                                                                                                                  15,946
  Recordkeeping and administrative services (Note 2)                                                                        167,023
  Custody fees                                                                                                              155,322
  Accounting fees                                                                                                            40,632
  Transfer agent fees (Note 2)                                                                                              128,099
  Shareholder services and reports                                                                                           33,485
  Professional fees                                                                                                          35,702
  Compliance fees                                                                                                             6,166
  Directors fees                                                                                                              9,342
  Filing and registration fees                                                                                               36,507
  Insurance expense                                                                                                          12,246
                                                                                                                              5,001
  Other                                                                                                              --------------
                                                                                                                          1,894,157
    Total expenses                                                                                                   --------------
                                                                                                                          (335,101)
    Net investment income (loss)                                                                                     --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES AND RELATED TRANSACTIONS
    Net realized gain (loss) on investments                                                                              13,643,682
    Net realized gain (loss) on foreign currency conversions                                                              3,210,417
                                                                                                                       (12,399,740)
    Net change in unrealized appreciation of investments and foreign currencies                                      --------------
                                                                                                                          4,454,359
    Net realized and unrealized gain (loss)                                                                          --------------
                                                                                                                        $ 4,119,258
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                                    ==============


See Notes to Financial Statements
                                       11

EASTERN EUROPEAN EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                                                                     YEAR ENDED       YEAR ENDED
                                                                                                  DECEMBER 31, 200DECEMBER 31, 2006
                                                                                                     --------------  --------------


INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net investment gain (loss)                                                                            $ (335,101)     $ (420,919)
  Net realized gain (loss) on investments and foreign currency transactions                              16,854,099      18,224,523
                                                                                                       (12,399,740)         839,182
  Change in unrealized appreciation/depreciation on investments and foreign currencies               --------------  --------------
                                                                                                          4,119,258      18,642,786
  Increase in net assets from operations                                                             --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A                                                                                             (1,480,364)       (102,867)
    Class C                                                                                                (17,083)              --
  Net realized gain
    Class A                                                                                            (11,080,032)              --
                                                                                                          (305,435)              --
    Class C                                                                                          --------------  --------------
                                                                                                       (12,882,914)       (102,867)
  Decrease in net assets from distributions                                                          --------------  --------------

CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Shares sold
    Class A                                                                                              16,591,107      18,854,377
    Class C                                                                                               1,426,284         363,372
  Shares reinvested
    Class A                                                                                              11,603,272          93,748
    Class C                                                                                                 272,169              --
  Shares redeemed
    Class A                                                                                            (31,457,816)    (19,547,005)
                                                                                                          (494,296)       (180,883)
    Class C                                                                                          --------------  --------------
                                                                                                        (2,059,280)       (416,391)
  Increase (decrease) in net assets from capital share transactions                                  --------------  --------------

NET ASSETS
  Increase (decrease) during year                                                                      (10,822,936)      18,123,528
                                                                                                         81,573,719      63,450,191
  Beginning of year                                                                                  --------------  --------------
                                                                                                       $ 70,750,783    $ 81,573,719
END OF YEAR (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF $- AND $116,262 RESPECTIVELY)   ==============  ==============


See Notes to Financial Statements
                                       12


EASTERN EUROPEAN EQUITY FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A SHARES
                                                        ---------------------------------------------------------------------------
                                                                                  YEARS ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------------------
                                                              2007                2006                2005               2004^
                                                        ---------------    ------------------    ---------------    ---------------

NET ASSET VALUE
                                                             $ 29.61            $ 22.82              $ 19.12            $ 12.84
  BEGINNING OF YEAR                                      -----------        -----------          -----------        -----------
INVESTMENT ACTIVITIES
  Net investment loss                                         (0.12)             (0.15)               (0.29)             (0.21)
  Net realized and unrealized gain (loss) on                    1.54               6.98                 3.99               6.49
    investments                                          -----------        -----------          -----------        -----------
                                                                1.42               6.83                 3.70               6.28
  TOTAL FROM INVESTMENT ACTIVITIES                       -----------        -----------          -----------        -----------
DISTRIBUTIONS
Net investment income                                         (0.65)             (0.04)                   --                 --
                                                              (4.88)                 --                   --                 --
  Net realized gain                                      -----------        -----------          -----------        -----------
                                                              (5.53)             (0.04)                   --                 --
  Total distributions                                    -----------        -----------          -----------        -----------
NET ASSET VALUE
                                                             $ 25.50            $ 29.61              $ 22.82            $ 19.12
END OF YEAR                                              ===========        ===========          ===========        ===========

TOTAL RETURN                                                   1.14%             29.92%               19.35%             48.91%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets
  Expenses                                                     2.25%              2.49%(A)             2.54%              3.04%
  Expenses, net                                                2.25%              2.37%(B)             2.54%              3.04%
  Net investment loss                                        (0.39%)            (0.58%)              (1.34%)            (1.55%)
Portfolio turnover rate                                      209.58%            115.04%               67.09%             91.97%
Net assets, end of year (000's)                             $ 68,956           $ 80,711             $ 62,939           $ 53,324

^ Effective November 8, 2004, the Fund's name changed from Vontobel Eastern European Equity Fund to the Eastern European Equity
Fund. The Fund maintained its financial statements, information and performance history.

(A)Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

(B)Expense ratio- net reflects the effect of the custodian fee credits the fund received.




EASTERN EUROPEAN EQUITY FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    CLASS A SHARES
                                                                                                                    ---------------
                                                                                                                      YEARS ENDED
                                                                                                                     DECEMBER 31,
                                                                                                                    ---------------
                                                                                                                         2003^
                                                                                                                    ---------------


NET ASSET VALUE
                                                                                                                         $ 8.58
  BEGINNING OF YEAR                                                                                                 -----------
INVESTMENT ACTIVITIES
  Net investment loss                                                                                                    (0.08)
                                                                                                                           4.34
  Net realized and unrealized gain (loss) on investments                                                            -----------
                                                                                                                           4.26
  TOTAL FROM INVESTMENT ACTIVITIES                                                                                  -----------
DISTRIBUTIONS
Net investment income
                                                                                                                             --
  Net realized gain                                                                                                 -----------
                                                                                                                             --
  Total distributions                                                                                               -----------
NET ASSET VALUE
                                                                                                                        $ 12.84
END OF YEAR                                                                                                         ===========

TOTAL RETURN                                                                                                             49.65%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets
  Expenses                                                                                                                2.94%
  Expenses, net                                                                                                           2.94%
  Net investment loss                                                                                                   (0.09%)
Portfolio turnover rate                                                                                                 117.27%
Net assets, end of year (000's)                                                                                        $ 38,648

^ Effective November 8, 2004, the Fund's name changed from Vontobel Eastern European Equity Fund to the Eastern European Equity
Fund. The Fund maintained its financial statements, information and performance history.

(A)Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

(B)Expense ratio- net reflects the effect of the custodian fee credits the fund received.



See Notes to Financial Statements


EASTERN EUROPEAN EQUITY FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 CLASS C SHARES
                                              -------------------------------------------------------------------------------------
                                                                                                                           PERIOD
                                                                                                                           ENDED
                                                                                                                          DECEMBER
                                                                     YEARS ENDED DECEMBER 31,                               31,
                                              -----------------------------------------------------------------------    ----------
                                                   2007               2006                2005             2004^           2003*^
                                              --------------    -----------------    --------------    --------------    ----------

NET ASSET VALUE
                                                 $ 28.60           $ 22.21              $ 18.74           $ 12.70            $ 8.61
  BEGINNING OF YEAR                           ----------        ----------           ----------        ----------        ----------
INVESTMENT ACTIVITIES
  Net investment loss                             (0.25)            (0.22)               (0.37)            (0.24)            (0.27)
  Net realized and unrealized gain (loss)           1.36              6.61                 3.84              6.28              4.36
    on investments                            ----------        ----------           ----------        ----------        ----------
                                                    1.11              6.39                 3.47              6.04              4.09
  TOTAL FROM INVESTMENT ACTIVITIES            ----------        ----------           ----------        ----------        ----------
DISTRIBUTIONS
Net investment income                             (0.27)                --                   --                --                --
                                                  (4.88)                --                   --                --                --
  Net realized gain                           ----------        ----------           ----------        ----------        ----------
                                                  (5.15)                --                   --                --                --
  Total distributions                         ----------        ----------           ----------        ----------        ----------
NET ASSET VALUE
                                                 $ 24.56           $ 28.60              $ 22.21           $ 18.74           $ 12.70
END OF YEAR                                   ==========        ==========           ==========        ==========        ==========

TOTAL RETURN                                       3.98%            28.77%               18.49%            47.54%            47.50%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets
  Expenses                                         3.00%             3.24%(A)             3.29%             3.79%           3.94%**
  Expenses, net                                    3.00%             3.12%(B)             3.29%             3.79%           3.94%**
  Net investment loss                            (1.14%)           (1.33%)              (2.09%)           (2.30%)         (1.90%)**
Portfolio turnover rate                          209.58%           115.04%               67.09%            91.97%         117.27%
Net assets, end of year (000's)                  $ 1,795             $ 863                $ 511              $ 89             $ 4

*Commencement of operations for Class C shares was January 9, 2003.

**Annualized

^ Effective November 8, 2004, the Fund's name changed from Vontobel Eastern European Equity Fund to the Eastern European Equity
Fund. The Fund maintained its financial statements, information and performance history.

(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

(B) Expense ratio- net reflects the effect of the custodian fee credits the fund received.

See Notes to Financial Statements

EASTERN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007


NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Eastern European Equity Fund (the "Fund"), previously the Vontobel Eastern European Equity Fund, is a series of The World Funds, Inc. ("TWF"), which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management investment company. TWF has allocated to the Fund 50,000,000 (Class A: 20,000,000; Class C: 15,000,000; Class I:
15,000,000) of its 1,050,000,000 shares of $.01 par value common stock. The Fund was established in February, 1996, originally as a series of Vontobel Funds, Inc. Effective November 8, 2004, the Fund was reorganized as a series of TWF. The Fund maintains its financial statements, information and performance history.

     The objective of the Fund is to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located in Eastern Europe.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION

     The Fund's securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value.

     In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

SECURITY TRANSACTIONS AND DIVIDENDS

     Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

ACCOUNTING ESTIMATES

     In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

     The Fund intends to comply with the requirements of Sub Chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2007) for purposes of implementing FIN 48 and has concluded that there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

RECLASSIFICATION OF CAPITAL ACCOUNTS

     Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2007, the Fund decreased undistributed net investment loss by $1,716,286 and decreased accumulated net realized gain on investments and foreign currency translations by $1,716,286.

CLASS NET ASSET VALUES AND EXPENSES

     All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable.

     The Fund currently offers Class A shares which include a maximum front-end sales charge of 5.75% and a maximum contingent deferred sales charge of 2% on the proceeds of Class A shares redeemed within 360 days. Class A shares may be purchased without a front-end sales charge through certain third-party fund "supermarkets". The Fund also offers Class C shares which include a maximum contingent deferred sales charge of 2% on the proceeds of Class C shares redeemed within 2 years of purchase.

CURRENCY TRANSLATION

     The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

NOTE 2 - INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to an Investment Advisory Agreement, Commonwealth Capital Management, LLC ("CCM") provides investment advisory services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million. CCM has entered into a sub-advisory agreement with Vontobel Asset Management, Inc. ("VAM"). CCM analyzes economic and market trends, periodically assesses the Fund's investment policies and recommends changes regarding the policies to the Board where appropriate. CCM evaluates the performance of VAM in light of selected benchmarks and the needs of the Fund, recommends changes to the Board where appropriate, and reports to the Board on the foregoing. Pursuant to the Sub-Advisory Agreement, VAM is responsible for the day-to-day decision making with respect to the Fund's investment program. VAM, with CCM's oversight, manages the investment and reinvestment of the assets of the Fund, continuously reviews, supervises and administers the investment program of the Fund, determines in its discretion the securities to be purchased or sold, and provides the Fund and its agents with records relating to its activities. For its services, VAM is entitled to receive a sub-advisory fee at an annual rate of 0.60% of the investment advisory fees received by CCM. VAM's fee for sub-advisory services is paid by CCM from the investment advisory fees it receives and not by the Fund. For the year ended December 31, 2007, CCM earned and received $1,043,894 in advisory fees.

     Effective with the completion of the Fund's reorganization on November 8, 2004, CCM has contractually agreed to waive or limit its fees and to assume other operating expenses until December 31, 2007 so that the ratio of total annual operating expenses for the Fund's Class A Shares is limited to 2.75% and that the ratio of total annual operating expenses for the Fund's Class C Shares is limited to 3.50%. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid, and is subject to the limitations on total expenses set forth above.

     First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. In addition to underwriting fees and commissions received relating to the distribution of the Fund's shares, FDCC receives a maximum contingent deferred sales charge ("CDSC") of 2% for certain Fund share redemptions occurring within 360 days of purchase of Class A shares and within 2 years of purchase of Class C shares. Shares redeemed subject to a CDSC will receive a lower redemption value per share. For the year ended December 31, 2007, FDCC received $46,603 in underwriting fees and commissions and $100,800 in CDSC fees relating to the distribution and redemption of certain Fund shares.

     The Fund has adopted a Distribution Plan (the "Plan") for Class A Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.25% of average daily net assets attributable to its Class A shares in consideration for distribution services and the assumption of related expenses, including the payment of transaction fees, in conjunction with the offering and sale of Class A shares. As of December 31, 2007, there were $204,792 in Class A 12b-1 expenses incurred.

     The Fund has adopted a Distribution Plan (the "Plan") for Class C Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 1.00% of average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees and 0.25% represents shareholder servicing fees. As of December 31, 2007, there were $15,946 in Class C 12b-1 and distribution expenses incurred.

     Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. For such administrative services, CSS receives .20% of average daily net assets. CSS earned and received $167,023 for its services for the year ended December 31, 2007. Additionally CSS received $5,420 of the $33,485 of shareholder services and reports expense incurred and $3,810 of the $36,507 filing and registration fees for hourly services provided to the Fund.

     Fund Services, Inc. ("FSI") provides transfer and dividend disbursing agent services to the Fund. FSI received $128,099 for its services for the year ended December 31, 2007.

     Certain officers and/or interested directors of the Fund are also officers and/or directors of VAM, FDCC, CSS, and FSI.

NOTE 3 - INVESTMENTS

     Purchases and sales of securities other than short-term notes aggregated $105,857,989 and $104,760,297, respectively, for the year ended December 31, 2007.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gain on investments, timing differences and differing characterization of distributions made by the Fund as a whole. The tax character of distributions paid during the year ended December 31, 2007 and the year ended December 31, 2006 were as follows:

                                                                                                                         YEAR ENDED
                                                                                                           YEAR ENDED  DECEMBER 31,
                                                                                                    DECEMBER 31, 2007          2006
                                                                                                      ---------------  ------------

Distributions paid from:
Ordinary income                                                                                           $ 8,305,770     $ 102,867
                                                                                                            4,577,144            --
Net realized gain                                                                                     ---------------  ------------
                                                                                                         $ 12,882,914     $ 102,867
                                                                                                      ===============  ============


     As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

                                                                                                                         YEAR ENDED
                                                                                                                  DECEMBER 31, 2007
                                                                                                                     --------------

Undistributed net investment income (loss)                                                                              $ 2,375,819
Post-October loss                                                                                                          (70,883)
                                                                                                                        (1,665,797)
Unrealized appreciation on investments and foreign currencies                                                        --------------
                                                                                                                          $ 639,139
Total                                                                                                                ==============


     The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the deferral of losses on wash sales.

     Under current tax law, capital losses realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following year.

     As of December 31, 2007, cost for federal income tax purpose is $51,361,217 and net unrealized appreciation/(depreciation) consists of:


Gross unrealized appreciation                                                                                           $ 4,992,004
Gross unrealized depreciation                                                                                            (6,899,663)
                                                                                                                    ----------------
                                                                                                                      $ (1,907,659)
Net unrealized appreciation/(depreciation)                                                                         ================


CAPITAL STOCK TRANSACTIONS

     Capital stock transactions for each class of shares were:


                                                                            CLASS A SHARES                  CLASS C SHARES
                                                                              YEAR ENDED                      YEAR ENDED
                                                                          DECEMBER 31, 2007                DECEMBER 31, 2007
                                                                   -------------------------------  -------------------------------
                                                                            Shares           Value           Shares           Value
                                                                    --------------  --------------   --------------  --------------

Shares sold                                                                541,141    $ 16,591,107           48,326     $ 1,426,284
Shares reinvested                                                          457,723      11,603,272           11,145         272,169
                                                                       (1,021,008)    (31,457,816)         (16,554)       (494,296)
Shares redeemed                                                     --------------  --------------   --------------  --------------
                                                                          (22,144)    ($3,263,437)           42,917     $ 1,204,157
Net increase (decrease)                                             ==============  ==============   ==============  ==============



                                                                            CLASS A SHARES                  CLASS C SHARES
                                                                              YEAR ENDED                      YEAR ENDED
                                                                          DECEMBER 31, 2006                DECEMBER 31, 2006
                                                                   -------------------------------  -------------------------------
                                                                            Shares           Value           Shares           Value
                                                                    --------------  --------------   --------------  --------------

Shares sold                                                                745,856    $ 18,854,377           14,518       $ 363,372
Shares reinvested                                                            3,190          93,748               --              --
                                                                         (780,709)    (19,547,005)          (7,379)       (180,883)
Shares redeemed                                                     --------------  --------------   --------------  --------------
                                                                          (31,663)      ($598,880)            7,139       $ 182,489
Net increase (decrease)                                             ==============  ==============   ==============  ==============


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
WORLD FUNDS, INC.
RICHMOND, VIRGINIA

We have audited the accompanying statement of assets and liabilities of the Eastern European Equity Fund, a series of The World Funds, Inc., including the schedule of investments as of December 31, 2007, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Eastern European Equity Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
PHILADELPHIA, PENNSYLVANIA
FEBRUARY 28, 2008

SUPPLEMENTAL INFORMATION (UNAUDITED)
THE WORLD FUNDS, INC.
(THE "COMPANY")

Information pertaining to the directors and officers of the Fund is set forth below. The names, addresses and birth years of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Company, are noted with an asterisk (*). The Statement of Additional Information (the "SAI") includes additional information about the directors and is available without charge upon request by calling, toll-free, (800) 527-9525.

NAME, ADDRESS AND YEAR    POSITION(S) HELD     NUMBER OF FUNDS      PRINCIPAL OCCUPATION(S) DURING THE PAST 5    OTHER
BORN                      WITH COMPANY AND     IN THE COMPANY       YEARS                                        DIRECTORSHIPS BY
                          TENURE               OVERSEEN                                                          DIRECTORS AND
                                                                                                                 NUMBER OF FUNDS
                                                                                                                 IN THE COMPLEX
                                                                                                                 OVERSEEN

INTERESTED DIRECTORS:
* John Pasco, III(1)      Chairman,            10                   Treasurer and Director of Commonwealth       The World
8730 Stony Point          Director and                              Shareholder Services, Inc. ("CSS"), the      Insurance Trust -
Parkway                   Treasurer since                           Company's Administrator, since 1985;         1 Fund
Suite 205                 May, 1997                                 President and Director of First Dominion
Richmond, VA 23235                                                  Capital Corp. ("FDCC"), the Company's
(1945)                                                              underwriter; President and Director of
                                                                    Fund Services, Inc., the Company's
                                                                    Transfer and Disbursing Agent since 1987,
                                                                    and President and Treasurer of
                                                                    Commonwealth Capital Management, Inc.
                                                                    since 1983; President of Commonwealth
                                                                    Capital Management, LLC, since 1984;
                                                                    President and Director of Commonwealth
                                                                    Fund Accounting, Inc., which provides
                                                                    bookkeeping services to the Company, and
                                                                    Chairman and Trustee of The World
                                                                    Insurance Trust, a registered investment
                                                                    company, since May, 2002. Mr. Pasco is
                                                                    also a certified public accountant.


NAME, ADDRESS AND YEAR    POSITION(S) HELD     NUMBER OF FUNDS      PRINCIPAL OCCUPATION(S) DURING THE PAST 5    OTHER
BORN                      WITH COMPANY AND     IN THE COMPANY       YEARS                                        DIRECTORSHIPS BY
                          TENURE               OVERSEEN                                                          DIRECTORS AND
                                                                                                                 NUMBER OF FUNDS
                                                                                                                 IN THE COMPLEX
                                                                                                                 OVERSEEN

INTERESTED DIRECTORS:
Samuel Boyd, Jr. (2)      Director since       10                   Retired. Manager of the Customer Services    The World
8730 Stony Point          May, 1997                                 Operations and Accounting Division of the    Insurance Trust -
Parkway                                                             Potomac Electric Power Company from          1 Fund; Satuit
Suite 205                                                           August,1978 until April, 2005; a Trustee     Capital
Richmond, VA 23235                                                  of World Insurance Trust, a registered       Management Trust
(1940)                                                              investment company, since May, 2002; a       - 1 Fund.
                                                                    Trustee of Satuit Capital Management
                                                                    Trust, a registered investment company,
                                                                    since October, 2002; and a Trustee of
                                                                    Janus Advisors Series Trust, a registered
                                                                    investment company, from 2003 to 2005.


NON-INTERESTED DIRECTORS:

William E. Poist          Director since       10                   Financial and Tax Consultant through his     The World
8730 Stony Point          May, 1997                                 firm Management Consulting for               Insurance Trust -
Parkway                                                             Professionals since 1974; a Trustee of       1 Fund; Satuit
Suite 205                                                           Satuit Capital Management Trust, a           Capital
Richmond, VA 23235                                                  registered investment company, since         Management Trust
(1939)                                                              November, 2003; and a Trustee of World       - 1 Fund.
                                                                    Insurance Trust, a registered investment
                                                                    company, since May, 2002. Mr. Poist is
                                                                    also a certified public accountant.
Paul M. Dickinson         Director since       10                   President of Alfred J. Dickinson, Inc.       The World
8730 Stony Point          May, 1997                                 Realtors since April, 1971; a Trustee of     Insurance Trust -
Parkway                                                             Satuit Capital Management Trust, a           1 Fund; Satuit
Suite 205                                                           registered investment company, since         Capital
Richmond, VA 23235                                                  November, 2003; and Trustee of World         Management Trust
(1947)                                                              Insurance Trust, a registered investment     - 1 Fund.
                                                                    company, since May, 2002.


OFFICERS:

*Leland H. Faust          President of the     N/A                  President of CSI Capital Management,         N/A
600 California Street     CSI Equity Fund                           Inc., a registered investment adviser,
18th Floor                series since                              since 1978. Partner in the law firm
San Francisco, CA         October, 1997                             Taylor & Faust since September, 1975.
94108
(1946)


OFFICERS:

*John T. Connor, Jr.      Vice President of    N/A                  President of Third Millennium Investment     N/A
1185 Avenue of the        the Company and                           Advisors, LLC, a registered investment
Americas                  President of the                          adviser, since April, 1998; and Director
32nd Floor                Third Millennium                          of Teton Energy Corporation since 1993.
New York, NY 10036        Russia Fund
(1941)                    series since
                          October, 1998
*Robert J. Sullivan       Vice President of    N/A                  Chairman, President and Treasurer of         N/A
2807 Gaston Gate          the Company and                           Satuit Capital Management Trust, an open-
Mt. Pleasant, SC 29466    President of the                          end investment management company, since
(1960)                    Satuit Capital                            December, 2000; Managing Director and
                          Management Small                          Investment Officer of Satuit Capital
                          Cap Fund series                           Management, LLC, a registered investment
                          (formerly                                 adviser, from June, 2000 to Present.
                          GenomicsFund)
                          since January,
                          2003
*Jeffrey W. Taylor        Vice President of    N/A                  Chief Operating Officer of Dividend          N/A
518 17th Street           the Company, and                          Capital Investments LLC (investment
Suite 1200                President of the                          adviser) since December, 2005; Vice
Denver, CO 80202          Dividend Capital                          President of Business Services from
(1973)                    Realty Income                             February, 2004 to December, 2005; Product
                          Fund series since                         Manager, INVESCO Inc. from July, 2003 to
                          March, 2006.                              January, 2004; and Manager of Marketing
                                                                    and Business Analytics, INVESCO Funds
                                                                    Group Inc. from 1999 to 2003.
*Gunter Faschang          Vice President of    N/A                  Vice President, Vontobel Asset Management    N/A
450 Park Avenue           the Company and                           (investment adviser) since 2001 and head
New York, NY 10022        President of the                          of Eastern European equity management and
(1972)                    Eastern European                          research, Vontobel Asset Management AG
                          Equity Fund                               since 2001.
                          series since May,
                          2001.


OFFICERS:

*J. Allen Gray            Vice President of    N/A                  Managing Partner at Osprey Partners          N/A
Shrewsbury Executive      the Company and                           Investment Management, LLC (investment
Center II,                President of the                          adviser) since 2004; Principal at Osprey
1040 Broad Street,        Osprey                                    Partners Investment Management, LLC from
Shrewsbury, NJ 07702      Concentrated                              2002 to 2004. Senior Vice President at
(1961)                    Large Cap Value                           Osprey Partners Investment Management,
                          Equity Fund                               LLC from 1999 to 2002.
                          Series since
                          September 2006
Karen M. Shupe            Secretary since      N/A                  Executive Vice President of                  N/A
8730 Stony Point          2005 and                                  Administration and Accounting,
Parkway                   Treasurer since                           Commonwealth Shareholder Services, Inc.
Suite 205                 2006                                      since 2003; Financial Reporting Manager,
Richmond, VA 23235                                                  Commonwealth Shareholder Services, Inc.,
(1964)                                                              from 2001 to 2003.

David D. Jones, Esq.      Chief Compliance     N/A                  Co-founder and Managing Member of Drake      N/A
230 Spring Hills Drive    Officer                                   Compliance, LLC (compliance consulting)
Suite 340                                                           since 2004; founder and controlling
Spring, TX 77380                                                    shareholder of David Jones & Associates
(1957)                                                              (law firm) since 1998; President and
                                                                    Chief Executive Officer of Citco Mutual
                                                                    Fund Services, Inc. from 2001 to 2003.


(1) Mr. Pasco is considered to be an "interested person" as that term is defined in the 1940 Act. Mr. Pasco is an interested person of the Company because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, which serves as the investment adviser to the Eastern European Equity Fund and the Satuit Capital Management Small Cap Fund (formerly GenomicsFund); (3) he is an affiliated person of Third Millennium Investment Advisors, LLC, which serves as the investment sub-adviser to the Third Millennium Russia Fund, and Satuit Capital Management, LLC, which serves as the investment sub-adviser to the Satuit Capital Management Small Cap Fund (formerly GenomicsFund); (4) he owns First Dominion Capital Corp. ("FDCC"), the principal underwriter of the Company; and (5) he owns or controls several of the Company's service providers, including Commonwealth Shareholder Services, Inc., the Company's Administrator, FDCC, the Company's underwriter, and Fund Services, Inc., the Company's Transfer and Disbursing Agent.

 (2) Mr. Boyd is considered to be an "interested person" with respect to the Osprey Concentrated Large Cap Value Equity Fund, another series of the Company, because he is a member of the immediate family of an affiliated person of Osprey Partners Investment Management, LLC, which serves as the investment adviser to that Fund.

SUPPLEMENTAL INFORMATION (unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available without charge, upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVISORY AND SUB-ADVISORY CONTRACT RENEWAL

At a meeting of the Board of Directors of the Company (the "Board") held on August 22, 2007 (the "Meeting"), the Board, including the directors of the Company who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), re-approved (i) the investment advisory agreement between the Company, on behalf of the Fund, and Commonwealth Capital Management, LLC ("CCM") and (ii) the investment sub-advisory agreement (together with the advisory agreement, the "Agreements") between CCM and Vontobel Asset Management Inc. ("Vontobel"), relating to the Fund.

In preparation for the Meeting, the Board requested and reviewed a wide variety of information from CCM and Vontobel, including written materials provided by CCM and Vontobel regarding: (i) the nature, extent and quality of the services to be provided by CCM and Vontobel; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and profits to be realized by CCM and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below. In approving the Agreements, the Board considered many factors, including the following:

(i) The nature, extent and quality of services provided by CCM and Vontobel. The Board reviewed the services that CCM and Vontobel provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund and generally managing the Fund's investments in accordance with the stated investment objective and policies of the Fund. The Board received information concerning the history, track record, and investment approach and processes employed by Vontobel in managing the Fund. Additionally, representatives from Vontobel joined the Meeting and, along with a representative from CCM, provided the Board with a presentation regarding CCM's and Vontobel's management of the Fund. The Board considered and discussed, among other things, the Fund's performance, market conditions in Eastern Europe, the liquidity of the Fund's portfolio and Vontobel's trading practices. On this basis, along with information provided in advance of the Meeting, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by CCM and Vontobel.

(ii) Investment performance of the Fund and CCM and Vontobel. The Board, using written materials provided by Lipper, considered the Fund's performance compared to a benchmark index and other similar mutual funds for various trailing periods. In particular, the Board noted that the Fund was in a top tier when compared to the 5-year performance of other similar funds. The Board concluded that it was satisfied with the investment performance of the Fund in light of Vontobel's investment strategy and current market conditions.

(iii) Consideration of advisory fee; Cost of advisory services and level of profitability of CCM and Vontobel from the relationship with the Fund. Next, the Board considered the level of advisory fees paid by the Fund and the profitability of CCM. As part of its analysis, the Board considered fee and expense analyses compiled by Lipper, and noted that the Fund's total fees and expenses were within the range of fees and expenses paid by other funds with common asset levels. In reviewing the advisory fee, the Board considered fees paid by other emerging market funds of comparable size and investment objective, noting that the advisory fee received by CCM was comparable to and competitive with fees charged to those funds. Based on such information, the Board concluded that the advisory fee and the overall expense ratio of the Fund were generally within the range of industry averages and otherwise fair and reasonable in light of services provided and the Fund's current asset level.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect such economies of scale. In concluding that the advisory fees payable by the Fund were reasonable, the Board reviewed, among other things, a report of the costs of services provided by and the profits realized by CCM from its relationship with the Fund and concluded that such profits were not excessive. The Board also discussed Vontobel's financial condition with representatives from Vontobel at the Meeting. Additionally, the Board reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee was reasonable and the expense ratio paid by the Fund was consistent with industry standards. The Board also considered CCM's contractual agreement to waive a portion of its advisory fee in an effort to control the Fund's expense ratio. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not believe that such economies had yet occurred.

(v) Other considerations. The Board also determined that CCM and Vontobel have made a significant entrepreneurial commitment to the management and success of the Fund, reflected by CCM's expense limitation and fee waiver arrangement with the Fund.

After consideration of this information and such other items as the Independent Directors deemed appropriate, the Board concluded that the Agreements contained terms, including the provision for fees, that were fair and reasonable to the Fund. The Board, including a majority of the Independent Directors of the Company, unanimously approved the Agreements.

INVESTMENT ADVISER:

Commonwealth Capital Management, LLC
8730 Stony Point Parkway, Suite 205
Richmond, VA 23235

DISTRIBUTOR:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Tait, Weller and Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

TRANSFER AGENT:

For account information, wire purchase or redemptions, call or write to the Eastern European Equity Fund's Transfer Agent:

Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

MORE INFORMATION:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free. Fund information is also available online at theworldfunds.com.


                           [ Logo Graphic ]EASTERN
                                           EUROPEAN
                                           EQUITY FUND



                         ANNUAL REPORT TO SHAREHOLDERS

                          EASTERN EUROPEAN EQUITY FUND

                       A SERIES OF THE WORLD FUNDS, INC.
                         A "SERIES" INVESTMENT COMPANY


                      FOR THE YEAR ENDED DECEMBER 31, 2007

Dear Shareholder:

We are pleased to report the results for the Epoch Global Equity Shareholder Yield Fund (the "Fund"). In 2007, the Fund produced a total return of 8.28%. The return for the S&P/ Citigroup Broad Market Index-Global Equity Index (the "BMI") was 9.41% over the same period. We made qualified dividend distributions of approximately 73.77% during the year.

2007 began with high hopes for continued global growth and a resilient U.S. consumer. An additional tailwind was anticipated in lower U.S. interest rates. In the first week of the year, the market was lower as inflation fears in the U.S. and Asia sparked concern. While the market recovered from this first fall, a second decline took place before the end of the first quarter as China took steps to cool their overheating economy. The second quarter started well but ran into the first signs of the looming credit crisis when Bear Stearns struggled with its now infamous hedge funds. The credit crisis blossomed in the late summer as the markets corrected over 10% from mid-July through mid-August. Only significant central bank intervention prevented the markets from going even lower. As the negative headlines continued through the fourth quarter, the markets moved rapidly in both directions significantly increasing market volatility.

The impact of this doubling of volatility, as measured by the SPX Volatility Index ("VIX"), was muted in the Fund as a result of the focus on companies that generate free cash flow and distribute the excess cash to shareholders. Significant positive contributors came from Telecommunications, and Utilities. Key examples of companies in these sectors were incumbent European telcos Belgacom and France Telecom and European utilities RWE AG and Fortum Oyj. Also helping comparatively was our conservative approach to the Financial sector. The Fund has been and remains significantly underweighted to this group.

In the utility and telecommunication services sectors, some of the portfolio's leading contributors to return included TERNA and Fortum, as well as France Telecom, Belgacom, and Far EasTone Telecommunications, among several others. Generally speaking, these companies are attractive because of their histories of using generous free cash flow to pay dividends, buy back shares, and/or pay down debt. These are good examples of our ability to go anywhere in search of shareholder yield--our telecommunication holdings in particular are made up of companies from around the world that have completed major capital spending cycles and are beginning to realize returns on those investments in the form of attractive free cash flow generation.

Another group of key contributors came from the consumer staples sector, as the portfolio benefited from holdings in multinational European and U.S. companies with exposure to rapidly growing emerging market economies. Leading contributors demonstrating this theme were Nestle, InBev, and Diageo. In addition, a number of our tobacco positions performed well, such as Altria Group, Reynolds American, Swedish Match, and UST. These companies are attractive because their business models generate tremendous free cash flow that is distributed to their shareholders.

The Fund also benefited from an underweight position and stock selection among financials shares. The entire sector was weighed down by worry about exposure to subprime loans, either directly through loan portfolios, or through underwriting and brokerage businesses. We have a relatively small holding in this sector because of our emphasis on free cash flow and transparency of financial statements. As a result, our approach to business analysis kept us underweight in the sector as a whole, helping mitigate the effect of financials' poor performance.

Our outlook for 2008 is one of caution. The U.S. is headed for its first recession since 1991. Led by an over-leveraged consumer, an uncertain election outcome, rising inflation and a lame duck government, the last hold out/ hope is Main Street. Will corporations continue to show strong exports, invest in the future and keep Americans working? The difference between yes and no is complex. For now, we believe investors are best served by keeping it simple: focus on companies that generate free cash flow and intelligently allocate it between new investments and shareholder yield. We believe this approach should produce superior relative, if not absolute, results and better positioning for the next stage of global growth.

William Priest
Portfolio Manager

Eric Sappenfield
Portfolio Manager

Michael Welhoelter
Portfolio Manager

                 [ CLASS I SHARES PERFORMANCE CHART GOES HERE ]

COMPARISON OF $10,000 INVESTMENT IN EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
         VS. THE S&P/CITIGROUP BROAD MARKET INDEX - GLOBAL EQUITY INDEX
                                 CLASS I SHARES

                        FUND            S&P BMI GLOBAL
                        ----            --------------

12/27/2005              10,000          10,000
12/31/2005               9,947           9,962
12/31/2006              12,504          12,017
12/31/2007              13,538          13,148

           Past performance is not predictive of future performance.

EPOCH GLOBAL EQUITY SHREHOLDER YIELD FUND       S&P/CITIGROUP BMI GLOBAL INDEX

[END BAR CHART]


                                                                                                            CLASS I SHARES
                                                                                                    -------------------------------


                                                                                                                     AVERAGE ANNUAL
                                                                                                                         RETURN
                                                                                                     TOTAL RETURN        SINCE
                                                                                                       ONE YEAR        INCEPTION
                                                                                                        ENDED         12/27/05 TO
                                                                                                      12/31/2007        12/31/07
                                                                                                     --------------  --------------
EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND:                                                              8.28%           16.26%
S&P BMI GLOBAL                                                                                           9.41%           14.58%
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares.


The S&P/Citigroup Broad Market Index- Global Equity Index ("BMI Global Index") is an unmanaged index that reflects the stock markets of over 30 countries and over 9,000 securities with values expressed in U.S. dollars.

(The comparative indices are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

 COMPARISON OF $10,000 INVESTMENT IN EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
         VS. THE S&P/CITIGROUP BROAD MARKET INDEX- GLOBAL EQUITY INDEX
                                 CLASS P SHARES


                 [ CLASS P SHARES PERFORMANCE CHART GOES HERE ]

                        FUND            S&P BMI GLOBAL
                        ----            --------------

08/03/2006              10,000          10,000
12/31/2006              11,373          11,273
12/31/2007              12,322          12,334

           Past performance is not predictive of future performance.

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND      S&P/CITIGROUP BMI GLOBAL INDEX

[END BAR CHART]







                                                                                                            CLASS P SHARES
                                                                                                   -------------------------------


                                                                                                                     AVERAGE ANNUAL
                                                                                                                         RETURN
                                                                                                     TOTAL RETURN        SINCE
                                                                                                       ONE YEAR        INCEPTION
                                                                                                        ENDED         08/03/06 TO
                                                                                                      12/31/2007        12/31/07
                                                                                                     --------------  --------------
EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND:                                                              8.34%           15.92%
S&P BMI GLOBAL                                                                                           9.41%           15.99%

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares.


The S&P/Citigroup Broad Market Index- Global Equity Index ("BMI Global Index") is an unmanaged index that reflects the stock markets of over 30 countries and over 9,000 securities with values expressed in U.S. dollars.

(The compar5ative indices are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND

FUND EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions made within six months of purchase and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2007 and held for the six months ended December 31, 2007.

ACTUAL EXPENSES EXAMPLE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per six months before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                                                             Expenses Paid During
                                                                                                                    Period*
                                                    Beginning Account Value       Ending Account Value       July 1, 2007 through
I Shares                                                  July 1, 2007              December 31, 2007          December 31, 2007


Actual                                                      $ 1,000                    $ 1,005.91                   $ 9.33
Hypothetical (5% return before expenses)                    $ 1,000                    $ 1,020.35                   $ 9.39



                                                                                                             Expenses Paid During
                                                                                                                    Period*
                                                    Beginning Account Value       Ending Account Value       July 1, 2007 through
P Shares                                                  July 1, 2007              December 31, 2007          December 31, 2007


Actual                                                      $ 1,000                    $ 1,007.30                   $ 11.84
Hypothetical (5% return before expenses)                    $ 1,000                    $ 1,019.10                   $ 11.91


* - Expenses are equal to the Fund's annualized expense ratio of 0.93% for Class I and 1.18% for Class P, respectively, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year, divided by 365 days in the current year.



                   [ PORTFOLIO HOLDINGS BAR CHART GOES HERE ]

                   EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
           PORTFOLIOHOLDINGS, BY COUNTRY, AS PERCENTAGE OF NET ASSETS
                             AS OF DECEMBE 31, 2007

COUNTRY                 PERCENTAGE OF NET ASSETS
--------                ------------------------

United States                  44.28%
Great Britain                   7.90%
Italy                           7.38%
Australia                       6.77%
France                          5.21%
Belgium                         3.77%
Canada                          3.48%
Norway                          2.69%
Switzerland                     1.79%
New Zealand                     1.57%
Finland                         1.51%
Ireland                         1.41%
Singapore                       1.24%
Austria                         1.12%
Germany                         1.05%
Other Countries                 4.31%

[END CHART}

                   EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2007


   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------


                COMMON STOCKS:                                                                             95.48%

                AUSTRALIA:                                                                                  6.77%
  1,720,288     APN News & Media Ltd.                                                                                   $ 7,952,623
   114,500      Australia & New Zealand Banking                                                                           2,758,066
  2,323,500     Fairfax Media Ltd.                                                                                        9,538,655
  1,482,900     Insurance Australia Group                                                                                 5,359,295
   550,107      Macquarie Infrastructure                                                                                  1,462,138
   262,900      St. George Bank                                                                                           7,285,156
   130,500      Westpac Banking Corp                                                                                      3,196,131
   -------                                                                                                                ---------
                                                                                                                         37,552,064
                                                                                                                         ----------

                AUSTRIA:                                                                                    1.12%
   223,900      Telekom Austria AG                                                                                        6,219,515
   -------                                                                                                                ---------

                BELGIUM:                                                                                    3.77%
   241,550      Belgacom SA                                                                                              11,896,405
   67,100       Fortis                                                                                                    1,764,005
   87,300       InBev                                                                                                     7,263,613
                                                                                                                         20,924,023

                CANADA:                                                                                     3.48%
   196,800      Manitoba Telecom Services Inc.                                                                            9,151,220
   46,400       Trans Alta Corp                                                                                           1,565,284
   609,700      Yellow Pages Income Fund                                                                                  8,572,557
   -------                                                                                                                ---------
                                                                                                                         19,289,061
                                                                                                                         ----------

                FINLAND:                                                                                    1.51%
   185,850      Fortum Oyj                                                                                                8,358,299
   -------                                                                                                                ---------

                FRANCE:                                                                                     5.21%
   338,600      France Telecom SA                                                                                        12,168,544
   283,700      PagesJaunes Groupe SA                                                                                     5,677,543
   36,300       Total SA                                                                                                  3,011,257
   175,100      Vivendi                                                                                                   8,020,523
   -------                                                                                                                ---------
                                                                                                                         28,877,867
                                                                                                                         ----------



   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------


                GERMANY:                                                                                    1.05%
   41,350       RWE AG                                                                                                  $ 5,794,425
   ------                                                                                                               -----------

                GREAT BRITIAN:                                                                              7.90%
   430,700      Barclays PLC                                                                                              4,306,073
   89,853       De La Rue PLC                                                                                             1,740,527
   77,400       Diageo PLC Sponsored ADR                                                                                  6,643,242
   420,850      GKN PLC                                                                                                   2,354,249
  1,229,800     Legal & General Group PLC                                                                                 3,186,058
   551,800      Lloyds TSB Group PLC                                                                                      5,166,539
   616,750      National Grid                                                                                            10,203,548
  1,194,800     Tomkins PLC                                                                                               4,189,196
  1,614,900     Vodafone Group PLC                                                                                        6,016,130
  ---------                                                                                                               ---------
                                                                                                                         43,805,562
                                                                                                                         ----------

                HONG KONG:                                                                                  0.31%
  4,050,000     Vitasoy International Holdings                                                                            1,724,089
  ---------                                                                                                               ---------

                IRELAND:                                                                                    1.41%
   903,300      C&C Group PLC                                                                                             5,406,043
   694,950      Independent News & Media PLC                                                                              2,403,157
   -------                                                                                                                ---------
                                                                                                                          7,809,200
                                                                                                                          ---------

                ITALY:                                                                                      7.38%
   579,600      Arnoldo Mondadori Editore                                                                                 4,754,757
  1,048,900     Enel SPA                                                                                                 12,455,330
   89,000       Eni SPA - ADR*                                                                                            6,446,270
  2,227,600     Telecom Italia SPA                                                                                        6,909,709
  2,581,300     Terna SPA                                                                                                10,390,049
  ---------                                                                                                              ----------
                                                                                                                         40,956,115
                                                                                                                         ----------

                MALAYSIA:                                                                                   0.41%
   183,500      British American Tobacco                                                                                  2,287,511
   -------                                                                                                                ---------

                NETHERLANDS:                                                                                0.59%
   100,200      Wolters Kluwer*                                                                                           3,287,968
   -------                                                                                                                ---------

                NEW ZEALAND:                                                                                1.57%
   525,471      Telecom New Zealand Ltd. Spon ADR                                                                         8,728,073
   -------                                                                                                                ---------

                NORWAY:                                                                                     2.69%
   182,000      DNB Nor ASA                                                                                               2,777,758



   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                NORWAY (continued):

   263,300      Statoilhydro ASA - ADR*                                                                                 $ 8,035,916
   440,500      Veidekke ASA                                                                                              4,110,804
   -------                                                                                                                ---------
                                                                                                                         14,924,478
                                                                                                                         ----------

                PHILIPPINES:                                                                                0.68%
   50,100       Philippine Long Distance - ADR                                                                            3,793,572
   ------                                                                                                                 ---------

                SINGAPORE:                                                                                  1.24%
  2,196,000     Singapore Press Holdings                                                                                  6,871,089
  ---------                                                                                                               ---------

                SOUTH KOREA:                                                                                0.26%
   55,400       KT Corp Spons ADR                                                                                         1,429,320
   ------                                                                                                                 ---------

                SPAIN:                                                                                      0.61%
   103,600      Telefonica SA                                                                                             3,360,218
   -------                                                                                                                ---------

                SWEDEN:                                                                                     0.64%
   148,800      Swedish Match AB Fuerer                                                                                   3,552,712
   -------                                                                                                                ---------

                SWITZERLAND:                                                                                1.79%
   21,600       Nestle SA*                                                                                                9,910,880
   ------                                                                                                                 ---------

                TAIWAN:                                                                                     0.81%
  3,558,000     Far Eastone Tele Co. Ltd.                                                                                 4,496,440
  ---------                                                                                                               ---------

                UNITED STATES:                                                                             44.28%
   143,700      Alliance Bernstein Holding LP                                                                            10,813,425
   82,700       Altria Group Inc.                                                                                         6,250,466
   232,555      AT&T Inc.                                                                                                 9,664,986
   122,600      Automatic Data Processing                                                                                 5,459,378
   122,650      Ball Corp                                                                                                 5,519,250
   120,600      Bank Of America Corp.                                                                                     4,975,956
   205,800      Bristol Myers Squibb Co.                                                                                  5,457,816
   208,500      CBS Corp -Class B                                                                                         5,681,625
   910,900      Citizens Communications Co.                                                                              11,595,757
   74,500       ConocoPhillips                                                                                            6,578,350
   26,600       Davita, Inc.*                                                                                             1,498,910
   24,700       Diamond Offshore Drilling Inc.                                                                            3,507,400
   244,100      Du Pont E I De Nemours & Co.                                                                             10,762,369
   595,550      Duke Energy Co.                                                                                          12,012,244
   513,200      Gatehouse Media Inc.                                                                                      4,505,896



   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                UNITED STATES (continued):

   219,150      General Electric Co.                                                                                    $ 8,123,890
   92,000       General Maritime Corp.                                                                                    2,249,400
   315,800      Great Plains Energy Inc.                                                                                  9,259,256
   97,600       HCP Inc.                                                                                                  3,394,528
   616,720      Idearc Inc.                                                                                              10,829,603
   90,000       Laclede Group Inc.                                                                                        3,081,600
   155,000      Magellan Midstream Partners - LP                                                                          6,720,800
   136,300      Oneok Partners, LP                                                                                        8,348,375
   240,700      Packaging Corporation Of America                                                                          6,787,740
   120,650      Pfizer Inc.                                                                                               2,742,375
   176,500      Progress Energy Inc.                                                                                      8,547,895
   184,400      Reynolds American Inc.                                                                                   12,163,024
   73,500       Southern Company                                                                                          2,848,125
   62,700       Southern Copper Corp.                                                                                     6,591,651
   185,775      Spectra Energy Corp .                                                                                     4,796,710
   373,500      Teco Energy Inc.                                                                                          6,427,935
   223,200      US Bancorp                                                                                                7,084,368
   201,400      UST Inc.                                                                                                 11,036,720
   136,700      Verizon Communications                                                                                    5,972,423
   128,050      Westar Energy Inc.                                                                                        3,321,617
   844,000      Windstream Corp                                                                                          10,988,880
   -------                                                                                                               ----------
                                                                                                                        245,600,743
                                                                                                                        -----------

                TOTAL INVESTMENTS
                (Cost: $512,200,917)                                                                       95.48%       529,553,224
                Other assets, net of liabilities                                                            4.52%        25,065,654
                                                                                                            ----         ----------
                NET ASSETS                                                                                100.00%     $ 554,618,878
                                                                                                          ======      =============

ADR- Security represented is held by the custodian bank in the form of American Depository Receipts.

GDR- Security represented is held by the custodian bank in the form of Global Depository Receipts.

* Non-income producing (security considered non-income producing if at least one dividend has not been paid during the last year preceeding the date of the Fund's related balance sheet.)


See Notes to Financial Statements


EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007


ASSETS
  Investments at value (identified cost of $512,200,917) (Note 1)                                                     $ 529,553,224
  Cash and cash equivalents                                                                                              14,187,925
  Foreign currency at value (cost $7,173,722)                                                                             7,017,980
  Receivable for capital stock sold                                                                                       3,983,667
  Dividends receivable                                                                                                    1,493,302
  Tax reclaim receivable                                                                                                    118,477
  Interest receivable                                                                                                         2,648
                                                                                                                             66,946
  Prepaid expenses                                                                                                   --------------
                                                                                                                        556,424,
                                                                                                                          169
    TOTAL ASSETS                                                                                                     -------------

LIABILITIES
  Payable for capital stock redeemed                                                                                      1,405,977
  Accrued investment management fees                                                                                        314,657
  Accrued 12b-1 fees                                                                                                         20,153
                                                                                                                             64,504
  Other accrued expenses                                                                                             --------------
                                                                                                                       1,805,291
    TOTAL LIABILITIES                                                                                                -------------

                                                                                                                      $ 554,618,878
NET ASSETS                                                                                                           =============
  NET ASSETS CONSIST OF:
  Paid-in-capital applicable to 31,256,620 $0.01 par value shares of beneficial interest outstanding                  $ 534,499,037
  Accumulated net investment income (loss)                                                                                  991,141
  Accumulated net realized gain (loss) on investments and foreign currency transactions                                   1,934,524
                                                                                                                         17,194,176
  Net unrealized appreciation (depreciation) on investments and foreign currency                                     --------------
                                                                                                                      $ 554,618,878
  NET ASSETS                                                                                                         =============

NET ASSET VALUE PER SHARE
I CLASS
                                                                                                                            $ 17.75
($535,228,864 / 30,162,112 shares outstanding; 40,000,000 authorized)                                                =============

P CLASS
                                                                                                                            $ 17.72
($19,390,014 / 1,094,508 shares outstanding; 5,000,000 authorized)                                                   =============


See Notes to Financial Statements
                                       11

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
STATEMENT OF OPERATIONS


YEAR ENDED DECEMBER 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME
  Dividend (Net of foreign tax withheld of $1,394,920)                                                                 $ 24,446,362
                                                                                                                          1,457,933
  Interest income                                                                                                    --------------
                                                                                                                         25,904,295
    Total investment income                                                                                          --------------

EXPENSES
  Investment management fees (Note 2)                                                                                     3,539,555
  12b-1 fees, Class P (Note 2)                                                                                               22,117
  Recordkeeping and administrative services (Note 2)                                                                        290,325
  Custodian fees                                                                                                            170,981
  Accounting fees                                                                                                           178,416
  Transfer agent fees (Note 2)                                                                                              177,629
  Shareholder services and reports (Note 2)                                                                                  34,849
  Professional fees                                                                                                          57,450
  Compliance fees                                                                                                             2,049
  Directors fees                                                                                                              9,342
  Filing and registration fees (Note 2)                                                                                      34,449
                                                                                                                            101,511
  Miscellaneous                                                                                                      --------------
                                                                                                                          4,618,673
    Total expenses                                                                                                   --------------
                                                                                                                         21,285,622
    Net investment income (loss)                                                                                     --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES AND RELATED TRANSACTIONS
    Net realized gain (loss) on investments                                                                              30,142,962
    Net realized gain (loss) on foreign currency conversions                                                                322,880
                                                                                                                       (15,750,563)
    Net increase (decrease) in unrealized depreciation of investments and foreign currencies                         --------------
                                                                                                                         14,715,279
    Net realized and unrealized gain (loss)                                                                          --------------
                                                                                                                       $ 36,000,901
    INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                                ==============


See Notes to Financial Statements
                                       12

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                                                                                      YEAR ENDED
                                                                                                     YEAR ENDED      DECEMBER 31,
                                                                                                  DECEMBER 31, 2007     2006*
                                                                                                     --------------  --------------


INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net investment income (loss)                                                                         $ 21,285,622     $ 6,520,327
  Net realized gain (loss) on investments and foreign currency transactions                              30,465,842       2,100,261
                                                                                                       (15,750,563)      33,281,303
  Change in net unrealized appreciation/depreciation on investments and foreign currencies           --------------  --------------
                                                                                                         36,000,901      41,901,891
  Increase (decrease) in net assets from operations                                                  --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    I Class                                                                                            (21,226,708)     (6,573,972)
    P Class                                                                                               (368,840)        (12,818)
  Net realized gains
    I Class                                                                                            (27,838,331)       (401,619)
                                                                                                        (1,021,714)         (2,385)
    P Class                                                                                          --------------  --------------
                                                                                                       (50,455,593)     (6,990,794)
  Decrease in net assets from distributions                                                          --------------  --------------

CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Shares sold
    I Class                                                                                             533,100,168     180,909,957
    P Class                                                                                              18,225,264       3,459,758
  Shares reinvested
    I Class                                                                                              47,330,284       6,919,665
    P Class                                                                                               1,163,861           3,119
  Shares redeemed
    I Class                                                                                           (303,780,699)    (22,062,823)
                                                                                                          (574,571)     (1,963,211)
    P Class                                                                                          --------------  --------------
                                                                                                        295,464,307     167,266,465
  Increase (decrease) in net assets from capital share transactions                                  --------------  --------------

NET ASSETS
  Increase during year                                                                                  281,009,615     202,177,562
                                                                                                        273,609,263      71,431,701
  Beginning of year                                                                                  --------------  --------------
END OF YEAR (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF $991,141 AND ($281,360),         $ 554,618,878   $ 273,609,263
  RESPECTIVELY)                                                                                      ==============  ==============
* Commencement of operations was August 2, 2006 for Class P shares.


See Notes to Financial Statements
                                       13


EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           CLASS I SHARES
                                                                  -----------------------------------------------------------------
                                                                                           YEAR ENDED
                                                                      YEAR ENDED          DECEMBER 31,            PERIOD ENDED
                                                                  DECEMBER 31, 2007           2006             DECEMBER 31, 2005*
                                                                 -------------------    ----------------    -----------------------

NET ASSET VALUE
                                                                       $ 18.02                $ 14.92            $ 15.00
  BEGINNING OF PERIOD                                             ------------           ------------        -----------
INVESTMENT ACTIVITIES
  Net investment income (loss)                                            0.77                   0.63               0.00(1)
                                                                          0.72                   3.13             (0.08)
  Net realized and unrealized gain (loss) on investments          ------------           ------------        -----------
                                                                          1.49                   3.76             (0.08)
  TOTAL FROM INVESTMENT ACTIVITIES                                ------------           ------------        -----------
DISTRIBUTIONS
Net investment income                                                   (0.77)                 (0.63)                 --
                                                                        (0.99)                 (0.03)                 --
  Net realized gain                                               ------------           ------------        -----------
                                                                        (1.76)                 (0.66)                 --
  Total distributions                                             ------------           ------------        -----------
                                                                            --                     --                 --
Paid-in capital from redemption fees                              ------------(1)        ------------        -----------
NET ASSET VALUE
                                                                       $ 17.75                $ 18.02            $ 14.92
END OF YEAR                                                       ============           ============        ===========

TOTAL RETURN                                                             8.28%                 25.71%            (0.53%)
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets
  Expenses, net                                                          0.91%                  1.05%              1.10%(A)(B)**
  Net investment income (loss)                                           4.21%                  3.88%            (1.10%)**
Portfolio turnover rate                                                 46.95%                 32.40%              0.00%
Net assets, end of period (000's)                                    $ 535,229              $ 272,016           $ 71,432
* Commencement of operations was December 27, 2005.
** Annualized
(1) Less than one cent per share.
(A) Management fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by
2.49% for the period ended December 31, 2005.
(B) Expense ratio- net reflects the effect of the management fee waivers and reimbursement of expenses in 2005.


See Notes to Financial Statements
                                       14


EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           CLASS P SHARES
                                                                                                -----------------------------------
                                                                                                   YEAR ENDED
                                                                                                  DECEMBER 31,       PERIOD ENDED
                                                                                                      2007           DECEMBER 31,
                                                                                                ---------------          2006*

NET ASSET VALUE
  BEGINNING OF PERIOD                                                                                $ 17.94           $ 16.00
                                                                                                 -----------        ----------
INVESTMENT ACTIVITIES
  Net investment income (loss)                                                                          0.69              0.19
  Net realized and unrealized gain (loss) on investments                                                0.79              1.99
                                                                                                 -----------        ----------
  TOTAL FROM INVESTMENT ACTIVITIES                                                                      1.48              2.18
                                                                                                 -----------        ----------
DISTRIBUTIONS
Net investment income                                                                                 (0.72)            (0.21)
  Net realized gain                                                                                   (0.99)            (0.03)
                                                                                                 -----------        ----------
  Total distributions                                                                                 (1.71)            (0.24)
                                                                                                 -----------        ----------
Paid-in capital from redemption fees                                                                    0.01                --
                                                                                                 -----------        ----------
NET ASSET VALUE
END OF YEAR                                                                                          $ 17.72           $ 17.94
                                                                                                 ===========        ==========

TOTAL RETURN                                                                                           8.34%            13.73%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets
  Expenses, net                                                                                        1.16%             1.30%**
  Net investment income (loss)                                                                         3.97%             2.74%**
Portfolio turnover rate                                                                               46.95%            32.40%
Net assets, end of period (000's)                                                                   $ 19,390           $ 1,593
* Commencement of operations was August 2, 2006.
** Annualized


See Notes to Financial Statements
                                       15

EPOCH GLOBAL SHAREHOLDER EQUITY YIELD FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

NOTE 1 -ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Epoch Global Shareholder Equity Yield Fund (the "Fund") is a series of The World Funds, Inc. ("TWF"), which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was established on December 27, 2005 as a series of TWF, which has allocated to the Fund 50,000,000 (I Class: 40,000,000; P
Class: 5,000,000; A Class: 5,000,000) of its 1,050,000,000 shares of $.01 par value common stock. The Fund currently offers two Classes of shares ("Class I" and "Class P").

     The objective of the Fund is to provide a high level of income by investing in a diversified portfolio consisting primarily of global equity securities that have a history of attractive dividend yields and positive growth in free cash flow. Under normal circumstances, the Fund invests at least 80% of its assets in a portfolio of equity securities of dividend paying companies located throughout the world, including the United States. The fund may also invest up to 20% of its assets in securities issued by companies located in emerging markets when the investment advisor (the "Advisor") believes they represent attractive investment opportunities. Securities held by the Fund may be denominated in both U.S. dollars and non-U.S. currencies.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION

     The Fund's securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

SECURITY TRANSACTIONS AND INCOME

     Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

ACCOUNTING ESTIMATES

     In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

     The Fund intends to comply with the requirements of Sub Chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     On July 13, 2006, The Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005-2007) for purposes of implementing FIN 48 and has concluded that there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

RECLASSIFICATION OF CAPITAL ACCOUNTS

     Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified for financial versus tax reporting. These reclassifications have no effect on net assets or net asset value per share. At December 31, 2007, the Fund decreased accumulated net investment loss by $1,582,427 and decreased accumulated net realized gain/(loss) on investments and foreign currency transactions by $1,582,427.

CLASS NET ASSET VALUES AND EXPENSES

     All income, expenses not attributable to a particular class, and realized and unrealized gain are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable for each class.

CURRENCY TRANSLATION

     The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to an Investment Advisory Agreement, the Advisor, Epoch Investment Partners, Inc. ("EIP") provides investment advisory services for an annual fee of 0.70% on the average daily net assets of the Fund. For the Year ended December 31, 2007, EIP earned and received $3,539,555 in advisory fees.

     In the interest of limiting the operating expenses of the Fund, the Advisor contractually agreed to waive or limit its fees and to assume other operating expenses until December 31, 2007 so that the ratio of total annual operating expenses was limited to 1.10% of average net assets. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or reimbursed by the Advisor to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund.

     The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Class P shares of the Fund may finance activities which are primarily intended to result in the sale of the Fund's Class P shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund. The Fund may incur such distribution expenses at the rate of 0.25% per annum on the Fund's P Class average daily net assets. For the Year ended December 31, 2007, there were $22,117 of distribution expenses incurred by the Fund's Class P shares.

     First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. For the Year ended December 31, 2007, FDCC received no fees and commissions from the sale of Fund shares. A 2% redemption fee is charged for certain redemptions made within six months after purchase. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. For the year ended December 31, 2007 redemption fees of $29,459 were received by the Fund.

     Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. For such administrative services, CSS receives 0.10% on the first $75,000,000 of average daily net assets and 0.05% on assets in excess of $75,000,000. CSS earned and received $290,325 for its services for the Year ended December 31, 2007. Additionally, CSS received $2,335 of the $34,849 of shareholder servicing and reports expense incurred and $4,215 of the $34,449 of filing and registration fees for hourly services provided to the fund.

     Fund Services, Inc. ("FSI") provides transfer and dividend disbursing agent services to the Fund. FSI earned and received $177,629 for its services for the year ended December 31, 2007.
     Certain officers and/or an interested director of the Fund are also officers and/or directors of FDCC, CSS, and FSI.

NOTE 3 - INVESTMENTS

     The cost of purchases and the proceeds from sales of securities other than short-term notes for the year ended December 31, 2007, aggregated $481,588,307 and $218,577,364, respectively.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

     The tax character of distributions paid during the year ended December 31, 2007 and the year ended December 31, 2006 were as follows:

                                                                                                         YEAR ENDED      YEAR ENDED
                                                                                                  DECEMBER 31, 200DECEMBER 31, 2006
                                                                                                    ---------------  --------------

Distributions paid from:
Ordinary income                                                                                        $ 30,624,911     $ 6,990,794
                                                                                                         19,830,682              --
Net realized gain                                                                                   ---------------  --------------
                                                                                                       $ 50,455,593     $ 6,990,794
                                                                                                    ===============  ==============


     As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

                                                                                                                         YEAR ENDED
                                                                                                                  DECEMBER 31, 2007
                                                                                                                    ---------------

Undistributed ordinary income (loss)**                                                                                  $ 1,543,243
Undistributed net realized gain (loss) on investments                                                                       615,958
Unrealized appreciation/depreciation on investments and foreign currency contracts                                       17,995,883
                                                                                                                           (35,243)
Post-October currency losses*                                                                                       ---------------
                                                                                                                       $ 20,119,841
Total                                                                                                               ===============


     *Under the current tax law, currency losses realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following year.

     **For tax purposes, short-term capital gain distributions and short-term capital gains are considered ordinary income.

     Cost for Federal income tax purpose is $511,399,210 and net unrealized appreciation consists of:



Gross unrealized appreciation                                                                                          $ 54,460,316
                                                                                                                       (36,306,302)
Gross unrealized depreciation                                                                                       ---------------
                                                                                                                       $ 18,154,014
Net unrealized appreciation                                                                                         ===============


NOTE 5 - CAPITAL STOCK TRANSACTIONS

     Capital stock transactions were:


                                                                               CLASS I                          CLASS P
                                                                              YEAR ENDED                      YEAR ENDED
                                                                          DECEMBER 31, 2007                DECEMBER 31, 2007
                                                                   -------------------------------  -------------------------------
                                                                            Shares           Value           Shares           Value
                                                                    --------------  --------------   --------------  --------------

Shares sold                                                             28,782,243   $ 533,100,168          971,900    $ 18,225,264
Shares reinvested                                                        2,600,635      47,330,284           64,717       1,163,861
                                                                      (16,315,988)   (303,780,699)         (30,928)       (574,571)
Shares redeemed(a)                                                  --------------  --------------   --------------  --------------
                                                                        15,066,890   $ 276,649,753        1,005,689    $ 18,814,554
Net increase                                                        ==============  ==============   ==============  ==============

                                                                                          $ 22,321                          $ 7,138
(a) Net of redemption fees of                                                       ==============                   ==============



                                                                               CLASS I                          CLASS P
                                                                              YEAR ENDED                      YEAR ENDED
                                                                          DECEMBER 31, 2006               DECEMBER 31, 2006*
                                                                   -------------------------------  -------------------------------
                                                                            Shares           Value           Shares           Value
                                                                    --------------  --------------   --------------  --------------

Shares sold                                                             11,228,779   $ 180,909,957          212,790     $ 3,459,758
Shares reinvested                                                          421,291       6,919,665              179           3,119
                                                                       (1,340,974)    (22,062,823)        (124,150)     (1,963,211)
Shares redeemed                                                     --------------  --------------   --------------  --------------
                                                                        10,309,096   $ 165,766,799           88,819     $ 1,499,666
Net increase                                                        ==============  ==============   ==============  ==============


     * Commencement of operations was August 2, 2006.

NOTE 6 - FORWARD FOREIGN CURRENCY CONTRACTS

     In order to settle foreign security transactions and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Fund enters into forward currency contracts which obligate them to exchange currencies at specified future dates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. There were no open forward foreign currency contracts at December 31, 2007.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS

WORLD FUNDS, INC.

RICHMOND, VIRGINIA

We have audited the accompanying statement of assets and liabilities of the Epoch Global Shareholder Yield Equity Fund, a series of The World Funds, Inc., including the schedule of investments as of December 31, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Epoch Global Shareholder Yield Equity Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
PHILADELPHIA, PENNSYLVANIA
FEBRUARY 28, 2008

SUPPLEMENTAL INFORMATION (UNAUDITED)
THE WORLD FUNDS, INC.
(THE "COMPANY")

Information pertaining to the directors and officers of the Fund is set forth below. The names, addresses and birth years of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Company, are noted with an asterisk (*). The Statement of Additional Information (the "SAI") includes additional information about the directors and is available without charge upon request by calling, toll-free, (800) 527-9525.

NAME, ADDRESS AND YEAR    POSITION(S) HELD     NUMBER OF FUNDS      PRINCIPAL OCCUPATION(S) DURING THE PAST 5    OTHER
BORN                      WITH COMPANY AND     IN THE COMPANY       YEARS                                        DIRECTORSHIPS BY
                          TENURE               OVERSEEN                                                          DIRECTORS AND
                                                                                                                 NUMBER OF FUNDS
                                                                                                                 IN THE COMPLEX
                                                                                                                 OVERSEEN

INTERESTED DIRECTORS:
* John Pasco, III(1)      Chairman,            10                   Treasurer and Director of Commonwealth       The World
8730 Stony Point          Director and                              Shareholder Services, Inc. ("CSS"), the      Insurance Trust -
Parkway                   Treasurer since                           Company's Administrator, since 1985;         1 Fund
Suite 205                 May, 1997                                 President and Director of First Dominion
Richmond, VA 23235                                                  Capital Corp. ("FDCC"), the Company's
(1945)                                                              underwriter, and President and Director
                                                                    of Fund Services, Inc., the Company's
                                                                    Transfer and Disbursing Agent since 1987;
                                                                    President and Treasurer of Commonwealth
                                                                    Capital Management, Inc. since 1983;
                                                                    President of Commonwealth Capital
                                                                    Management, LLC, since 1984; President
                                                                    and Director of Commonwealth Fund
                                                                    Accounting, Inc., which provides
                                                                    bookkeeping services to the Company, and
                                                                    Chairman and Trustee of The World
                                                                    Insurance Trust, a registered investment
                                                                    company, since May, 2002. Mr. Pasco is
                                                                    also a certified public accountant.


NAME, ADDRESS AND YEAR    POSITION(S) HELD     NUMBER OF FUNDS      PRINCIPAL OCCUPATION(S) DURING THE PAST 5    OTHER
BORN                      WITH COMPANY AND     IN THE COMPANY       YEARS                                        DIRECTORSHIPS BY
                          TENURE               OVERSEEN                                                          DIRECTORS AND
                                                                                                                 NUMBER OF FUNDS
                                                                                                                 IN THE COMPLEX
                                                                                                                 OVERSEEN

INTERESTED DIRECTORS:
Samuel Boyd, Jr. (2)      Director since       10                   Retired. Manager of the Customer Services    The World
8730 Stony Point          May, 1997                                 Operations and Accounting Division of the    Insurance Trust -
Parkway                                                             Potomac Electric Power Company from          1 Fund; Satuit
Suite 205                                                           August,1978 until April, 2005; a Trustee     Capital
Richmond, VA 23235                                                  of World Insurance Trust, a registered       Management Trust
(1940)                                                              investment company, since May, 2002; a       - 1 Fund.
                                                                    Trustee of Satuit Capital Management
                                                                    Trust, a registered investment company,
                                                                    since October, 2002; and a Trustee of
                                                                    Janus Advisors Series Trust, a registered
                                                                    investment company, from 2003 to 2005.


NON-INTERESTED DIRECTORS:

William E. Poist          Director since       10                   Financial and Tax Consultant through his     The World
8730 Stony Point          May, 1997                                 firm Management Consulting for               Insurance Trust -
Parkway                                                             Professionals since 1974; a Trustee of       1 Fund; Satuit
Suite 205                                                           Satuit Capital Management Trust, a           Capital
Richmond, VA 23235                                                  registered investment company, since         Management Trust
(1939)                                                              November, 2003; and a Trustee of World       - 1 Fund.
                                                                    Insurance Trust, a registered investment
                                                                    company, since May, 2002. Mr. Poist is
                                                                    also a certified public accountant.
Paul M. Dickinson         Director since       10                   President of Alfred J. Dickinson, Inc.       The World
8730 Stony Point          May, 1997                                 Realtors since April, 1971; a Trustee of     Insurance Trust -
Parkway                                                             Satuit Capital Management Trust, a           1 Fund; Satuit
Suite 205                                                           registered investment company, since         Capital
Richmond, VA 23235                                                  November, 2003; and Trustee of World         Management Trust
(1947)                                                              Insurance Trust, a registered investment     - 1 Fund.
                                                                    company, since May, 2002.


OFFICERS:

*Leland H. Faust          President of the     N/A                  President of CSI Capital Management,         N/A
600 California Street     CSI Equity Fund                           Inc., a registered investment adviser,
18th Floor                series since                              since 1978. Partner in the law firm
San Francisco, CA         October, 1997                             Taylor & Faust since September, 1975.
94108
(1946)


OFFICERS:

*John T. Connor, Jr.      Vice President of    N/A                  President of Third Millennium Investment     N/A
1185 Avenue of the        the Company and                           Advisors, LLC, a registered investment
Americas                  President of the                          adviser, since April, 1998; and Director
32nd Floor                Third Millennium                          of Teton Energy Corporation since 1993.
New York, NY 10036        Russia Fund
(1941)                    series since
                          October, 1998
*Robert J. Sullivan       Vice President of    N/A                  Chairman, President and Treasurer of         N/A
2807 Gaston Gate          the Company and                           Satuit Capital Management Trust, an open-
Mt. Pleasant, SC 29466    President of the                          end investment management company, since
(1960)                    Satuit Capital                            December, 2000; Managing Director and
                          Management Small                          Investment Officer of Satuit Capital
                          Cap Fund                                  Management, LLC, a registered investment
                          (formerly                                 adviser, from June, 2000 to Present.
                          GenomicsFund)
                          series since
                          January, 2003
*Jeffrey W. Taylor        Vice President of    N/A                  Chief Operating Officer of Dividend          N/A
518 17th Street           the Company, and                          Capital Investments LLC (investment
Suite 1200                President of the                          adviser) since December, 2005; Vice
Denver, CO 80202          Dividend Capital                          President of Business Services from
(1973)                    Realty Income                             February, 2004 to December, 2005; Product
                          Fund series since                         Manager, INVESCO Inc. from July, 2003 to
                          March, 2006.                              January, 2004; and Manager of Marketing
                                                                    and Business Analytics, INVESCO Funds
                                                                    Group Inc. from 1999 to 2003.


OFFICERS:

*Gunter Faschang          Vice President of    N/A                  Vice President, Vontobel Asset Management    N/A
450 Park Avenue           the Company and                           (investment adviser) since 2001 and head
New York, NY 10022        President of the                          of Eastern European equity management and
(1972)                    Eastern European                          research, Vontobel Asset Management AG
                          Equity Fund                               since 2001.
                          series since May,
                          2001.
*J. Allen Gray            Vice President of    N/A                  Managing Partner at Osprey Partners          N/A
Shrewsbury Executive      the Company and                           Investment Management, LLC (investment
Center II,                President of the                          adviser) since 2004; Principal at Osprey
1040 Broad Street,        Osprey                                    Partners Investment Management, LLC from
Shrewsbury, NJ 07702      Concentrated                              2002 to 2004. Senior Vice President at
(1961)                    Large Cap Value                           Osprey Partners Investment Management,
                          Equity Fund                               LLC from 1999 to 2002.
                          Series since
                          September 2006
Karen M. Shupe            Secretary since      N/A                  Executive Vice President of                  N/A
8730 Stony Point          2005 and                                  Administration and Accounting,
Parkway                   Treasurer since                           Commonwealth Shareholder Services, Inc.
Suite 205                 2006                                      since 2003; Financial Reporting Manager,
Richmond, VA 23235                                                  Commonwealth Shareholder Services, Inc.,
(1964)                                                              from 2001 to 2003.

David D. Jones, Esq.      Chief Compliance     N/A                  Co-founder and Managing Member of Drake      N/A
230 Spring Hills Drive    Officer                                   Compliance, LLC (compliance consulting)
Suite 340                                                           since 2004; founder and controlling
Spring, TX 77380                                                    shareholder of David Jones & Associates
(1957)                                                              (law firm) since 1998; President and
                                                                    Chief Executive Officer of Citco Mutual
                                                                    Fund Services, Inc. from 2001 to 2003.


(1) Mr. Pasco is considered to be an "interested person" as that term is defined in the 1940 Act. Mr. Pasco is an interested person of the Company because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, which serves as the investment adviser to the Eastern European Equity Fund and the Satuit Capital Management Small Cap Fund (formerly GenomicsFund); (3) he is an affiliated person of Third Millennium Investment Advisors, LLC, which serves as the investment sub-adviser to the

Third Millennium Russia Fund, and Satuit Capital Management, LLC, which serves as the investment sub-adviser to the Satuit Capital Management Small Cap Fund (formerly GenomicsFund); (4) he owns First Dominion Capital Corp. ("FDCC"), the principal underwriter of the Company; and (5) he owns or controls several of the Company's service providers, including Commonwealth Shareholder Services, Inc., the Company's Administrator, FDCC, the Company's underwriter, and Fund Services, Inc., the Company's Transfer and Disbursing Agent.

(2) Mr. Boyd is considered to be an "interested person" with respect to the Osprey Concentrated Large Cap Value Equity Fund, another series of the Company, because he is a member of the immediate family of an affiliated person of Osprey Partners Investment Management, LLC, which serves as the investment adviser to that Fund.

SUPPLEMENTAL INFORMATION (unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 months ended June 30 is available on or through the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

ADVISORY CONTRACT RENEWAL

At a meeting of the Board of Directors of the Company (the "Board") held on November 29, 2007 (the "Meeting"), the Board, including the directors of the Company who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), re-approved the investment advisory agreement (the "Advisory Agreement") between the Company, on behalf of the Fund, and Epoch Investment Partners, Inc. (the "Advisor"), relating to the Fund.

In preparation for the Meeting, the Board requested and reviewed a wide variety of information from the Advisor, including written materials provided by the Advisor regarding: (i) the nature, extent and quality of the services to be provided by the Advisor; (ii) the investment performance of the Fund;
(iii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below. In approving the Advisory Agreement, the Board considered many factors, including the following:

(i) The nature, extent and quality of services provided by the Advisor. The Board reviewed the services that the Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund and generally managing the Fund's investments in accordance with the stated investment objective and policies of the Fund. The Board received information concerning the investment philosophy and investment process employed by the Advisor in managing the Fund. Additionally, representatives from the Advisor joined the Meeting and provided the Board with a presentation regarding the Advisor's organization, capital structure and its positive compliance history. The Board considered and discussed, among other things, the Fund's performance, market conditions in international markets and the Advisor's investment process. On this basis, along with information provided in advance of the Meeting, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by the Advisor.

(ii) Investment performance of the Fund and the Advisor. The Board, using written materials provided by the Advisor and by Lipper, considered the Fund's performance compared to a benchmark index and other similar mutual funds for various trailing periods. In particular, the Board noted that the Fund's performance was within the range of its peer group and the Lipper Index, and concluded that it was satisfied with the investment performance of the Fund.

(iii) Consideration of advisory fee; Cost of advisory services and level of profitability of the Advisor from the relationship with the Fund. Next, the Board considered the level of advisory fees paid by the Fund and the profitability of the Advisor. As part of its analysis, the Board considered fee and expense analyses compiled by Lipper, and noted that the Fund's total fees and expenses were within the range of fees and expenses paid by other funds with common asset levels. Representatives from the Advisor also discussed with the Board fees charged by comparable funds. In reviewing the advisory fee, the Board considered fees paid by other international funds of comparable size and investment objective, noting that the advisory fee received by the Advisor was comparable to and competitive with fees charged to those funds. Based on such information, the Board concluded that the advisory fee and the overall expense ratio of the Fund were generally consistent with industry averages and otherwise fair and reasonable in light of services provided and the Fund's current asset level.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect such economies of scale. In concluding that the advisory fees payable by the Fund were reasonable, the Board reviewed, among other things, a report of the costs of services provided by and the profits realized by the Advisor from its relationship with the Fund and concluded that such profits were not excessive. The Board also discussed the Advisor's financial condition with representatives of the Advisor at the Meeting. Additionally, the Board reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee was reasonable and the expense ratio paid by the Fund was consistent with industry standards. The Board also considered the Advisor's contractual agreement to waive a portion of its advisory fee in an effort to control the Fund's expense ratio. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not believe that such economies had yet occurred.

(v) Other considerations. The Board also determined that the Advisor has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by the Advisor's expense limitation and fee waiver arrangement with the Fund.

After consideration of this information and such other items as the Independent Directors deemed appropriate, the Board concluded that the Advisory Agreement contained terms, including the provision for fees, that were fair and reasonable to the Fund. The Board, including a majority of the Independent Directors of the Company, unanimously approved the Advisory Agreement.

ADDITIONAL FEDERAL TAX INFORMATION

The Fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the Fund was reported to shareholders on the 2006 Form 1099-DIV.

The percentage of ordinary income dividends paid by the Fund during the year ended December 31, 2007 which qualify for the Dividends Received Deduction available to corporate shareholders was 53.55%.

INVESTMENT ADVISER:

Epoch Investment Partners, Inc.
640 Fifth Avenue, 18th Floor
New York, NY 10019

DISTRIBUTOR:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Tait, Weller and Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

TRANSFER AGENT:

For account information, wire purchase or redemptions, call or write to Epoch Global Equity Shareholder Yield Fund's Transfer Agent:

Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

MORE INFORMATION:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free. Fund information is also available online at theworldfunds.com.


                                [ Logo Graphic ]
                                     EPOCH

                         ANNUAL REPORT TO SHAREHOLDERS

                   EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND

                       A series of The World Funds, Inc.
                         A "Series" Investment Company


                      FOR THE YEAR ENDED DECEMBER 31, 2007

Dear Shareholder,

We are pleased to report that Epoch's International Small Cap Fund (EPIEX) rose by 14.12% in 2007. By comparison, the Fund's benchmark, the S&P/Citicorp EMI EPAC Index rose by 6.10%. A combination of good stock picking as well as favorable sector selection helped achieve this out-performance. The key contributors to our positive relative performance were:

- underweight positions in both financial and consumer discretionary sectors,

- overweight position in the more defensive health care sector, and

- good stock selection within the industrials sector.

We had become concerned about looming problems in the financial sector for some time, and as a result the Fund was positioned to mitigate the full impacts of the contagion arising out of the mortgage crisis as credit concerns began to spread through the global economy. The Fund avoided exposure to banks that had sub prime and other credit risk, as well as financial services companies whose accounting systems are, in our opinion, too complex to be analyzed effectively. While we were significantly underweight financial stocks, we did have some exposure to European names that we believed would benefit from strong savings growth, as well as certain stocks we saw as beneficiaries of the convergence between Eastern and Western Europe.

In addition, we were underweight the consumer discretionary sector as we anticipated further weakness in global consumer sentiment and a negative impact on consumer spending in developed economies around the world. The portfolio also remained over weighted in the health care sector due to its defensive characteristics and because we see a number of interesting opportunities driven by the need for more extensive elderly care and medical devices (hearing aids, etc) for the aging European population.

Finally, the Fund also benefited from strong stock selection within the industrials sector. Our industrials overweight was focused on the long term globalization trend. We invested in several ports and dredging companies which are benefiting from increased global trade and Far East sourcing trends. We had also identified several industrial companies that are beneficiaries of the growth in alternative energy and more efficient use of energy.

Although we are very pleased with the returns achieved in 2007, we do expect 2008 to be challenging for global equities. Macro data indicates a weakening growth outlook and we expect developed market consumer spending and residential investment to remain sluggish at best. In addition, US employment has already slowed and further weakness will likely spell recession. Expectations for corporate earnings growth are too high and need meaningful downward adjustments.

In response to these growing problems, we are beginning to see the first of what we think will be a concerted global effort by Central banks and Governments to mitigate the impacts. We believe the clouds of uncertainty will not clear until mid-year, if not later, and thus near term the market will likely remain volatile and focused on the latest news headlines.

Against this backdrop we maintain our cautious portfolio position. More than ever, we believe that in-depth research to identify long term themes combined with our emphasis on higher quality companies generating free cash flow will lead to strong relative and absolute performance for your fund. More specifically, we have added to our precious metals positions, anticipating more doubts about the US dollar, at least in the near term, as well as an increasing desire to hold less paper money. We continue to believe that selective exposure to globalization remains an attractive strategy. Infrastructure around the world is in need of a massive upgrade particularly in Asia and the Middle East and we are playing this theme with several high quality companies. We also believe that demographic trends in Europe and Japan will continue to offer up good investment opportunities. To date, we have been unable to get comfortable with the valuation of many Japanese stocks in this area, but we are watching this closely in the light of the current market volatility. As global GDP growth slows, we believe that companies will be forced to increase spending on technology to improve productivity and are therefore adding to selective information services companies.

The main risks to the Fund is the further de-leveraging that is underway across the world, as well as the serious risk of a decline in consumer spending in the US and the UK for the first time since World War II. Hence, we are very focused on controlling risk at the portfolio level. In addition, we continue to meet with many well-managed, attractively priced, high quality companies that are benefiting from our preferred long term global themes. While short term market volatility is likely to continue, we are confident that there will be significant opportunities created for us to invest on your behalf.

Emily Baker
Portfolio Manager

William W. Priest
Portfolio Manager

Michael Welhoelter
Portfolio Manager

                  [ CLASS I SHARES PERFORMANCE CHART GOES HERE]

                       COMPARISON F $10,000 INVESTMENT IN
       EPOCH INTERNATIONAL SMALL CAP FUND VS. THE S&P/CITIGROUP EXTENDED
          MARKET INDEX - EUROPE PACIFIC ASIA COMPOSITE NDEX (EMI EPAC)
                                 CLASS I SHARES


                        FUND            EMI EPAC

01/25/2005              10,000          10,000
12/31/2005              12,173          12,279
12/31/2006              16,848          16,006
12/31/2007              19,213          16,983

           Past performance is not predictive of future performance.

EPOCH INTERNATIONAL SMALL CAP FUND               EMI EPAC

[END BAR CHART]



                                                                                                            CLASS I SHARES
                                                                                                    -------------------------------


                                                                                                                     AVERAGE ANNUAL
                                                                                                                         RETURN
                                                                                                     TOTAL RETURN        SINCE
                                                                                                       ONE YEAR        INCEPTION
                                                                                                        ENDED         01/25/05 TO
                                                                                                      12/31/2007        12/31/07
                                                                                                     --------------  --------------
EPOCH INTERNATIONAL SMALL CAP FUND:                                                                     14.12%           24.98%
S&P/ CITIGROUP EMI EPAC:                                                                                 6.10%           19.80%

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.


The S & P/Citigroup Extended Market Index - Europe Pacific Asia Composite ("EMI EPAC Index") is an unmanaged relative small cap index measuring the performance of a diverse range of global markets including every stock with over $100 million (U.S. dollars) in float adjusted market cap. The EMI EPAC Index is made up of stocks in the bottom 20% market cap of each country.

(The comparative indices are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

                      COMPARISON OF $10,000 INVESTMENT IN
       EPOCH INTERNATIONAL SMALL CAP FUND VS. THE S&P/CITIGROUP EXTENDED
          MARKET INDEX- EUROPE PACIFIC ASIA COMPOSITE INDEX (EMI EPAC)
                                 CLASS P SHARES


                 [ CLASS P SHARE3S PERFORMANCE CHART GOES HERE ]

                FUND            EMI EPAC
                ----            --------

08/03/2006      10,000          10,000
12/31/2006      11,710          11,861
12/31/2007      13,402          12,585

            Past performance is not predictive of future performance.

EPOCH INTERNATIONAL SMALL CAP FUND              EMI EPAC

[END BAR CHART]






                                                                                                            CLASS P SHARES
                                                                                                    -------------------------------


                                                                                                                     AVERAGE ANNUAL
                                                                                                                         RETURN
                                                                                                     TOTAL RETURN        SINCE
                                                                                                       ONE YEAR        INCEPTION
                                                                                                        ENDED         08/02/06 TO
                                                                                                      12/31/2007        12/31/07
                                                                                                     --------------  --------------
EPOCH INTERNATIONAL SMALL CAP FUND:                                                                     14.54%           23.08%
S&P/CITIGROUP EMI EPAC:                                                                                  6.10%           17.66%

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.


The S & P/Citigroup Extended Market Index - Europe Pacific Asia Composite ("EMI EPAC Index") is an unmanaged relative small cap index measuring the performance of a diverse range of global markets including every stock with over $100 million (U.S. dollars) in float adjusted market cap. The EMI EPAC Index is made up of stocks in the bottom 20% market cap of each country.

(The comparative indices are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

EPOCH INTERNATIONAL SMALL CAP FUND

FUND EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions made within six months of purchase and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period July 1, 2007 and held for the six months ended December 31, 2007.

ACTUAL EXPENSES EXAMPLE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                                                             Expenses Paid During
                                                                                                                    Period*
                                                    Beginning Account Value       Ending Account Value       July 1, 2007 through
I CLASS                                                   July 1, 2007              December 31, 2007          December 31, 2007


Actual                                                      $ 1,000                    $ 1,130.91                   $ 7.66
Hypothetical (5% return before expenses)                    $ 1,000                    $ 1,017.25                   $ 7.25



                                                                                                             Expenses Paid During
                                                                                                                    Period*
                                                    Beginning Account Value       Ending Account Value       July 1, 2007 through
P CLASS                                                   July 1, 2007              December 31, 2007          December 31, 2007


Actual                                                      $ 1,000                    $ 1,136.65                   $ 9.01
Hypothetical (5% return before expenses)                    $ 1,000                    $ 1,016.50                   $ 8.50


* - Expenses are equal to the Fund's annualized expense ratio of 1.45% for the I Class and 1.70% for the P Class, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days in the current year.


                       EPOCH INTERNATIONAL SMALL CAP FUND
          PORTFOLIO HOLDINGS, BY COUNTRY, AS PERCENTAGE OF NET ASSETS
                            AS OF DECEMBER 31, 2007



                   [ PORTFOLIO HOLDINGS BAR CHART GOES HERE ]


COUNTRY                         PERCENTAGE OF NET ASSETS
-------                         ------------------------

Belguum                         8.49%
Brazil                          4.95%
Canada                          3.76%
Denmark                         4.77%
France                          5.86%
Germany                         4.23%
Great Britain                  16.14%
Greece                          4.28%
Japan                          11.09%
Netherlands                     2.03%
Norway                          2.16%
South Korea                     3.51%
Switzerland                     8.37%
Other                          15.56%

[END BAR CHART]

                       EPOCH INTERNATIONAL SMALL CAP FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2007


   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------


                COMMON STOCKS:                                                                             95.20%

                ARGENTINA:                                                                                  0.14%
   31,000       Cresud S.A.C.I.F. y A. Sponsored ADR                                                                      $ 616,900
   ------                                                                                                                 ---------

                AUSTRALIA:                                                                                  1.82%
   125,900      AGL Energy Ltd.                                                                                           1,471,054
   75,228       Bank Of Queensland Ltd.                                                                                   1,174,622
   315,902      Coeur Dalene Mines CDI*                                                                                   1,496,390
   180,125      Macquarie Infrastructure Group                                                                              478,757
   255,000      Sino Gold Limited *                                                                                       1,554,618
   172,000      Transfield Service Ltd.                                                                                   2,074,578
   -------                                                                                                                ---------
                                                                                                                          8,250,019
                                                                                                                          ---------

                AUSTRIA:                                                                                    0.29%
   17,250       Andritz AG                                                                                                1,043,704
    3,600       OMV AG                                                                                                      291,228
    -----                                                                                                                   -------
                                                                                                                          1,334,932
                                                                                                                          ---------

                BELGIUM:                                                                                    8.49%
   54,533       Ackermans & Van Haaren                                                                                    5,333,323
    3,613       Compagnie d'Entreprises CFE S.A.                                                                          7,383,454
    1,330       Cumerio NV/SA                                                                                                55,349
   76,330       Devgen*                                                                                                   1,838,412
   62,236       EVS Broadcasting Equipment SA                                                                             7,231,333
    3,274       ICOS Vision Systems NV*                                                                                     145,522
   83,400       ION Beam Applications S.A.*                                                                               2,313,042
   37,050       KBC Ancora*                                                                                               4,191,346
   45,820       Nyrstar*                                                                                                  1,100,233
   249,852      Telenet Group Holding*                                                                                    7,265,003
    6,845       Umicore SA                                                                                                1,698,580
    -----                                                                                                                 ---------
                                                                                                                         38,555,597
                                                                                                                         ----------

                BRAZIL:                                                                                     4.95%
   84,850       Bovespa Holdings SA                                                                                       1,634,113
   81,620       Company SA*                                                                                               1,626,900
   282,300      Cyrela Brazil Realty SA*                                                                                  3,835,856
   146,900      MRV Engenharia*                                                                                           3,138,431



   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                BRAZIL (continued):

   97,900       Multiplan Empreendimentos*                                                                              $ 1,164,796
   367,800      PDG Realty SA*                                                                                            5,162,830
   140,600      Redecard SA                                                                                               2,273,599
   75,410       Rodobens Neg Imob SA                                                                                        895,520
   107,200      Rossi Residencial SA*                                                                                     2,738,686
   -------                                                                                                                ---------
                                                                                                                         22,470,731
                                                                                                                         ----------

                CANADA:                                                                                     3.76%
   27,765       Agnico Eagle Mines Ltd.                                                                                   1,516,802
   267,200      Aurizon Mines Ltd.*                                                                                       1,045,988
   611,000      Eastern Platinum Ltd.*                                                                                    1,773,791
   62,850       Goldcorp Inc.                                                                                             2,132,501
   44,790       IAMGOLD Corp.                                                                                               366,530
   126,558      Kinross Gold Corp.*                                                                                       2,342,718
   52,300       Metallica Resources Inc.*                                                                                   282,503
   89,700       Minefinders Corporation Ltd.*                                                                             1,018,040
   493,980      Polaris Mineral Corp.*                                                                                    5,701,307
   15,490       Thompson Creek Metals Co.*                                                                                  266,053
   48,723       Yamana Gold                                                                                                 635,282
   ------                                                                                                                   -------
                                                                                                                         17,081,515
                                                                                                                         ----------

                CHINA:                                                                                      1.87%
   375,240      China Communications Construction                                                                           991,158
  2,651,614     China Fishery Group Ltd.                                                                                  3,410,851
   182,650      Chinese Estates Holdings Ltd.*                                                                              332,095
  2,619,426     Dalian Port (PDA) Co. Ltd.                                                                                1,998,434
    1,450       Ishares Ftse/Xinhua China 25*                                                                               247,153
    7,700       Powershares Gold Drg H USX CH*                                                                              263,725
   132,383      Zhaojin Mining Industry*                                                                                    552,522
   435,386      Zijin Mining Group Co.                                                                                      675,501
   -------                                                                                                                  -------
                                                                                                                          8,471,439
                                                                                                                          ---------

                DENMARK:                                                                                    4.77%
    4,420       BioMar Holding A/S                                                                                          170,033
   19,985       Carlsberg A/S                                                                                             2,414,006
    4,040       Douglas Holdings AG*                                                                                        232,644
   87,690       Indexchange - Dow Jones Stoxx 60*                                                                         4,835,881
   59,500       Indexchange - Dow Jones Stoxx 600 Telekommunication*                                                      4,802,924
    9,780       Linde                                                                                                     1,291,252



   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                DENMARK (continued):

     670        Rockwool International A/S                                                                                $ 155,826
   278,000      Tui Ag Regd SHS*                                                                                          7,762,889
   -------                                                                                                                ---------
                                                                                                                         21,665,455
                                                                                                                         ----------

                FINLAND:                                                                                    0.08%
   35,631       Capman Oyj                                                                                                  169,034
    9,620       YIT Oyj                                                                                                     210,494
    -----                                                                                                                   -------
                                                                                                                            379,528
                                                                                                                            -------

                FRANCE:                                                                                     5.86%
    9,580       Alten SA                                                                                                    366,379
   44,668       April Group SA*                                                                                           3,009,067
    1,100       Sperian Protection                                                                                          125,323
   10,818       Club Mediterranee*                                                                                          682,647
   85,975       EDF Energies Nouvelles SA                                                                                 5,987,496
    3,640       Eiffage SA                                                                                                  357,904
   58,455       Eurofins Scientific                                                                                       6,786,038
   105,394      Gameloft SA *                                                                                               923,062
    3,130       Generale De Geopphysique-Veritas*                                                                           890,928
    7,493       Group Bourbon SA                                                                                            490,220
   106,150      Orpea SA                                                                                                  6,972,622
                                                                                                                         26,591,686

                GERMANY:                                                                                    4.23%
    4,520       Bilfinger Berger AG                                                                                         348,234
   36,973       Fresenius Medical Care AG & Co.                                                                           1,980,141
   40,156       Fresenius SE PFD                                                                                          3,335,234
   39,580       Hamburger Hafen und Logistik AG                                                                           3,524,270
    1,807       Interhyp AG                                                                                                 130,671
   65,552       Rhoen-Klinikum AG                                                                                         2,064,909
   127,445      Stada Arzneimittel AG                                                                                     7,822,623
   -------                                                                                                                ---------
                                                                                                                         19,206,082
                                                                                                                         ----------

                GREAT BRITAIN:                                                                             16.14%
   12,900       Acergy SA ADR                                                                                               283,413
   451,000      Aggreko PLC                                                                                               4,768,477
   557,020      Balfour Beatty PLC                                                                                        5,494,416
   50,067       Burren Energy PLC                                                                                         1,208,699
  1,210,550     Cable & Wireless PLC                                                                                      4,466,544
   550,095      Carphone Warehouse Group PLC                                                                              3,759,265
   383,170      Cobham PLC                                                                                                1,588,597



   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                 GREAT BRITAIN (continued)
:
   62,819       Expro International Group                                                                               $ 1,287,263
    3,260       Greene King PLC                                                                                              51,735
   93,503       Homeserve PLC                                                                                             3,097,548
   15,852       Lonmin PLC                                                                                                  972,613
   66,356       Marston's PLC                                                                                               436,026
    8,792       Mitchells & Butler                                                                                           73,949
   24,630       Morrison Supermarkets                                                                                       157,324
    4,300       NDS Group PLC ADR*                                                                                          254,732
   970,008      Northumbrian Water Group PLC                                                                              6,566,349
   233,990      Pennon Group                                                                                              3,130,799
   222,060      Petrofac Ltd.                                                                                             2,422,752
    8,247       Punch Taverns PLC *                                                                                         125,069
   220,420      Scottish & Newcastle PLC                                                                                  3,242,188
   564,555      Serco Group PLC                                                                                           5,176,774
    6,600       SIG PLC                                                                                                      97,866
   12,600       Soco International PLC*                                                                                     549,881
   585,429      Spice PLC                                                                                                 6,154,972
   90,198       Tullow Oil PLC                                                                                            1,165,701
   70,010       Ultra Electronics Holdings PLC                                                                            1,909,584
   299,495      United Utilities                                                                                          4,491,458
   28,307       Venture Production*                                                                                         444,729
   333,640      VT Group PLC                                                                                              4,563,398
   244,110      Wellstream Holdings PLC*                                                                                  5,244,330
    3,278       Whitbread PLC                                                                                                91,036
    -----                                                                                                                    ------
                                                                                                                         73,277,487
                                                                                                                         ----------

                GREECE:                                                                                     4.28%
   135,770      Bank of Cyprus Ltd.                                                                                       2,477,293
   160,082      Hellenic Exchanges SA*                                                                                    5,608,123
   272,718      Intralot SA                                                                                               5,390,091
   447,485      Marfin Popular Bank                                                                                       5,944,064
   -------                                                                                                                ---------
                                                                                                                         19,419,571
                                                                                                                         ----------

                HONG KONG:                                                                                  1.56%
   41,100       China Shineway Pharmaceutical Group                                                                          29,775
   50,500       Hang Lung Properties Ltd.                                                                                   234,405
   188,472      Hong Kong Aircraft Engineering*                                                                           5,128,126
   28,150       Kerry Properties Ltd.*                                                                                      227,398
   178,450      Kowloon Development Co. Ltd.                                                                                461,061
   132,100      Midland Holdings Ltd.*                                                                                      209,018
   117,447      Shun Tak Holdings*                                                                                          184,629



   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                HONG KONG (continued):
   79,700       Sino Land                                                                                                 $ 282,055
   15,000       Sun Hung Kai Properties                                                                                     318,122
   ------                                                                                                                   -------
                                                                                                                          7,074,589
                                                                                                                          ---------

                ITALY:                                                                                      1.28%
    6,990       Fondiaria - SAI SPA                                                                                         287,733
   584,600      IFIL Investments SPA*                                                                                     5,504,047
   -------                                                                                                                ---------
                                                                                                                          5,791,780
                                                                                                                          ---------

                JAPAN:                                                                                     11.09%
   302,160      Air Water Inc.                                                                                            3,055,398
    2,200       Ardepro Co. Ltd.*                                                                                           482,130
    1,300       Arealink Co. Ltd.                                                                                           428,680
   148,850      Asahi Pretec Corp.                                                                                        4,062,573
   367,427      Asics Corp.                                                                                               5,293,579
   174,696      Daiseki Co. Ltd.                                                                                          5,252,604
   197,663      Dowa Mining Co.*                                                                                          1,386,736
   124,363      Dowa Mining Rts                                                                                                  --
   42,350       Fuji Fire & Marine Insurance Co.                                                                            114,070
   59,000       Hisaka Works Ltd.*                                                                                        1,034,282
   161,224      Hokuhoku Financial Group, Inc.                                                                              468,884
   298,600      Iwatani International                                                                                       855,051
   13,920       Japan Securities Finance Co., Ltd.                                                                          121,076
     780        JFE Shoji Holdings, Inc.                                                                                      5,012
   39,420       Matsuda Sangyo Co. Ltd.                                                                                     920,682
   124,200      MODEC Inc.                                                                                                3,306,443
   26,810       Mori Seiki Co., Ltd.                                                                                        518,207
   59,500       Moshi Moshi Hotline, Inc.                                                                                 3,002,953
   17,900       Nakanishi, Inc.                                                                                           2,314,586
   238,000      Nippon Suisan Kaisha                                                                                      1,235,257
   45,110       Nisshinbo Inds.                                                                                             551,815
     242        Osaka Securities Exchange                                                                                 1,132,582
    7,200       Ryohin Keikaku Co. Ltd.                                                                                     434,899
   319,170      Shinko Plantech Co. Ltd.                                                                                  4,327,003
    4,370       Sumco Corp.                                                                                                 125,919
   59,490       Sumitomo Realty & Development Co.                                                                         1,471,945
   145,055      Suruga Bank Ltd.                                                                                          1,581,002
   59,453       Sysmex Corporation                                                                                        2,527,085
   70,500       The Sumitomo Warehouse Co. Ltd.                                                                             381,047
   50,900       Tokyo Tatemono                                                                                              481,899



   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                JAPAN (continued):

   304,010      Toshiba Plant Systems & Services Corporation                                                            $ 2,837,427
   47,800       Yoshimoto Kogyo Co., Ltd.                                                                                   657,437
   ------                                                                                                                   -------
                                                                                                                         50,368,263
                                                                                                                         ----------

                MALAYSIA:                                                                                   0.00%
     446        Top Glove Corp.                                                                                                 876
     ---                                                                                                                        ---

                NETHERLANDS:                                                                                2.03%
   141,974      Boskalis Westminster N.V.                                                                                 8,633,595
    6,180       Nutreco Holding N.V.                                                                                        356,869
    7,070       SBM Offshore N.V.                                                                                           222,914
    -----                                                                                                                   -------
                                                                                                                          9,213,378
                                                                                                                          ---------

                NORWAY:                                                                                     2.16%
   72,800       Awilco Offshore AS ORD*                                                                                     813,916
    6,850       Leroy Seafood Group ASA                                                                                     138,557
   106,800      Odim ASA*                                                                                                 1,649,663
   18,400       Petroleum Geo Services ASA*                                                                                 533,743
   37,750       Renewable Energy Corp ASA*                                                                                1,915,891
   64,500       Stolt Nielsen SA                                                                                          1,921,408
   107,528      Tandberg ASA                                                                                              2,244,204
   12,800       Yara International ASA                                                                                      591,961
   ------                                                                                                                   -------
                                                                                                                          9,809,343
                                                                                                                          ---------

                POLAND:                                                                                     1.75%
   396,165      Globe Trade Centre SA*                                                                                    7,133,342
   44,400       Grupa Lotos SA                                                                                              799,466
   ------                                                                                                                   -------
                                                                                                                          7,932,808
                                                                                                                          ---------

                PORTUGAL:                                                                                   1.23%
   568,610      Jeronimo Martins, SGPS S/A                                                                                4,482,000
   376,670      Sonae SGPS S/A                                                                                            1,088,654
   -------                                                                                                                ---------
                                                                                                                          5,570,654
                                                                                                                          ---------

                ROMANIA:                                                                                    0.39%
  1,258,365     Impact Developer*                                                                                           256,589
   503,000      SIF 1 Banat-Crisana                                                                                         728,213
   804,800      SIF 4 Mutenia Bucuresti                                                                                     790,982
   -------          -                                                                                                       -------
                                                                                                                          1,775,784
                                                                                                                          ---------



   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------


                SINGAPORE:                                                                                  0.71%
  1,032,700     Rotary Engineering Ltd.*                                                                                  $ 919,104
   422,600      Yantai Raffles Shipyard*                                                                                  2,292,431
   -------                                                                                                                ---------
                                                                                                                          3,211,535
                                                                                                                          ---------

                SOUTH AFRICA:                                                                               1.38%
   342,702      Aquarius Platinum Ltd.                                                                                    3,908,953
   67,800       IMP Impala Platinum*                                                                                      2,338,900
   ------                                                                                                                 ---------
                                                                                                                          6,247,853
                                                                                                                          ---------

                SOUTH KOREA:                                                                                3.51%
   19,900       Daelim Industrial Co. Ltd.*                                                                               3,804,443
   36,625       Hyundai Industrial Dev*                                                                                   3,579,181
   15,150       IShares MSCI South Korea Index                                                                              980,205
   81,950       STX Engine Co. Ltd.*                                                                                      5,645,386
   36,200       STX Shipbuilding*                                                                                         1,933,141
   ------                                                                                                                 ---------
                                                                                                                         15,942,356
                                                                                                                         ----------

                SPAIN:                                                                                      1.12%
    1,320       Abengoa SA*                                                                                                  46,590
   84,666       Indra Sistemas SA                                                                                         2,296,246
   11,195       Pescanova SA                                                                                                661,171
   59,060       Prosegur, Compania De Seguridad                                                                           2,103,521
   ------                                                                                                                 ---------
                                                                                                                          5,107,528
                                                                                                                          ---------

                SWITZERLAND:                                                                                8.37%
    1,195       Bank Sarasin & Cie. AG                                                                                    5,641,269
    4,191       Calida Holding AG*                                                                                        2,422,223
    9,710       Galencia Holding AG                                                                                       4,241,110
   11,540       Kuehne & Nagel International AG                                                                           1,104,818
    6,040       Lonza Group                                                                                                 732,283
   70,469       Sonova Holding AG*                                                                                        7,952,868
    4,847       St. Galler Kontonalbank*                                                                                  2,129,891
   30,375       Syngenta AG                                                                                               7,732,452
   246,024      Temenos Group AG *                                                                                        6,067,564
   -------                                                                                                                ---------
                                                                                                                         38,024,478
                                                                                                                         ----------

                TURKEY:                                                                                     0.05%
    8,200       Tupras-Turkiye Petrol                                                                                       239,429
    -----                                                                                                                   -------



   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------


                UNITED STATES:                                                                              1.90%
    2,088       Call Option Market Vectors Gold Miners ETF*                                                               $ 981,360
   93,000       Streettracks Gold Trust*                                                                                  7,668,780
   ------                                                                                                                 ---------
                                                                                                                          8,650,140
                                                                                                                          ---------

                TOTAL INVESTMENTS
                (Cost: $390,680,369)                                                                       95.20%       432,281,736
                Other assets, net of liabilities                                                            4.80%        21,818,318
                                                                                                            ----         ----------

                NET ASSETS                                                                                100.00%     $ 454,100,054
                                                                                                          ======      =============

* Non-income producing (security considered non-income producing if at least one dividend has not been paid during the last year preceeding the date of the Fund's related balance sheet.)

ADR- Security represented is held by the custodian bank in the form of American Depository Receipts.

GDR- Security represented is held by the custodian bank in the form of Global Depository Receipts.


See Notes to Financial Statements
                                       14


EPOCH INTERNATIONAL SMALL CAP FUND
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007


ASSETS
  Investments at value (identified cost of $390,680,369) (Note 1)                                                     $ 432,281,736
  Cash and cash equivalents                                                                                               6,567,350
  Foreign currency (cost of $11,779,856)                                                                                 11,757,231
  Receivable for investments sold                                                                                         1,362,650
  Receivable for capital stock sold                                                                                       2,808,549
  Dividends receivable                                                                                                      506,867
  Tax reclaim receivable                                                                                                    227,838
  Interest receivable                                                                                                         1,173
                                                                                                                             71,213
  Prepaid expenses                                                                                                   --------------
                                                                                                                        455,584,607
    TOTAL ASSETS                                                                                                     --------------

LIABILITIES
  Payable for capital stock redeemed                                                                                        955,388
  Accrued investment management fees                                                                                        403,754
  Accrued 12b-1 fees                                                                                                            825
                                                                                                                            124,586
  Other accrued expenses                                                                                             --------------
                                                                                                                          1,484,553
    TOTAL LIABILITIES                                                                                                --------------

                                                                                                                      $ 454,100,054
NET ASSETS                                                                                                           ==============
  NET ASSETS CONSIST OF:
  Paid-in-capital applicable to 19,104,106 $0.01 par value shares of beneficial interest outstanding                  $ 396,660,652
  Accumulated net investment income (loss)                                                                                6,387,565
  Accumulated net realized gain (loss) on investments and foreign currency transactions                                   9,443,918
                                                                                                                         41,607,919
  Net unrealized appreciation of investments and foreign currency                                                    --------------
                                                                                                                      $ 454,100,054
  NET ASSETS                                                                                                         ==============

NET ASSET VALUE PER SHARE

   I CLASS
                                                                                                                            $ 23.77
   ($451,241,580 / 18,981,894 SHARES OUTSTANDING; 40,000,000 AUTHORIZED)                                             ==============

   P CLASS
                                                                                                                            $ 23.39
   ($2,858,474 / 122,212 shares outstanding; 5,000,000 authorized)                                                   ==============


See Notes to Financial Statements
                                       15

EPOCH INTERNATIONAL SMALL CAP FUND
STATEMENT OF OPERATIONS


YEAR ENDED DECEMBER 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME
  Dividend (Net of foreign tax withheld of $460,214)                                                                    $ 6,428,082
                                                                                                                            490,809
  Interest income                                                                                                    --------------
                                                                                                                          6,918,891
    Total investment income                                                                                          --------------

EXPENSES
  Investment management fees (Note 2)                                                                                     4,747,531
  12b-1 fees (Note 2)                                                                                                         4,943
  Recordkeeping and administrative services (Note 2)                                                                        469,087
  Custodian fees                                                                                                            451,198
  Accounting fees                                                                                                           197,180
  Transfer agent fees (Note 2)                                                                                              154,566
  Shareholder servicing and reports (Note 2)                                                                                 27,196
  Professional fees                                                                                                          60,297
  Compliance fees                                                                                                             2,867
  Filing and registration fees (Note 2)                                                                                      32,211
  Insurance expense                                                                                                          21,904
  Directors fees                                                                                                              9,342
                                                                                                                             83,311
  Other                                                                                                              --------------
                                                                                                                          6,261,633
    Total expenses                                                                                                   --------------
                                                                                                                            657,258
    Net investment income                                                                                            --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES AND RELATED TRANSACTIONS
    Net realized gain (loss) on investments                                                                              67,207,218
    Net realized gain (loss) on foreign currency conversions                                                                104,396
                                                                                                                       (18,674,271)
    Net increase (decrease) in unrealized appreciation of investments and foreign currencies                         --------------
                                                                                                                         48,637,343
    Net realized and unrealized gain (loss) on investments                                                           --------------
                                                                                                                         49,294,601
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                                    ==============


See Notes to Financial Statements
                                       16

EPOCH INTERNATIONAL SMALL CAP FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                                                                                      YEAR ENDED
                                                                                                     YEAR ENDED      DECEMBER 31,
                                                                                                  DECEMBER 31, 2007     2006*
                                                                                                     --------------  --------------


INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net investment income (loss)                                                                            $ 657,258       $ 209,800
  Net realized gain (loss) on investments and foreign currency transactions                              67,311,614      22,043,904
                                                                                                       (18,674,271)      40,867,175
  Change in net unrealized appreciation/depreciation on investments and foreign currencies           --------------  --------------
                                                                                                         49,294,601      63,120,879
  Increase (decrease) in net assets from operations                                                  --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    I Class                                                                                               (190,544)       (263,929)
    P Class                                                                                                 (1,124)             (5)
  Net realized gain
    I Class                                                                                            (57,242,119)    (14,973,912)
                                                                                                          (380,235)        (13,576)
    P Class                                                                                          --------------  --------------
                                                                                                       (57,814,022)    (15,251,422)
  Decrease in net assets from distributions                                                          --------------  --------------

CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Shares sold
    I Class                                                                                             352,809,529     130,126,712
    P Class                                                                                               3,152,314         244,971
  Shares reinvested
    I Class                                                                                              56,698,829      14,982,913
    P Class                                                                                                 332,447          11,215
  Shares redeemed
    I Class                                                                                           (236,836,509)    (21,803,855)
                                                                                                          (646,706)         (2,654)
    P Class                                                                                          --------------  --------------
                                                                                                        175,509,904     123,559,302
  Increase (decrease) in net assets from capital share transactions                                  --------------  --------------

NET ASSETS
  Increase during year                                                                                  166,990,483     171,428,759
                                                                                                        287,109,571     115,680,812
  Beginning of year                                                                                  --------------  --------------
END OF YEAR (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF $6,387,565 AND ($210,490),       $ 454,100,054   $ 287,109,571
  RESPECTIVELY.)                                                                                     ==============  ==============
* Commencement of operations was August 2, 2006 for Class P shares.

See Notes to Financial Statements


EPOCH INTERNATIONAL SMALL CAP FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               CLASS I SHARES
                                                                         ----------------------------------------------------------
                                                                            YEAR ENDED          YEAR ENDED
                                                                           DECEMBER 31,        DECEMBER 31,
                                                                               2007                2006             PERIOD ENDED
                                                                         ----------------    ----------------    DECEMBER 31, 2005*

NET ASSET VALUE
                                                                               $ 23.91             $ 18.26             $ 15.00
  BEGINNING OF PERIOD                                                     ------------        ------------        ------------
Investment activities
  Net investment income (loss)                                                    0.04              (0.01)                0.02
  Net realized and unrealized gain (loss) on investments and foreign              3.31                7.00                3.24
    currency transactions                                                 ------------        ------------        ------------
                                                                                  3.35                6.99                3.26
  TOTAL FROM INVESTMENT ACTIVITIES                                        ------------        ------------        ------------
DISTRIBUTIONS
Net investment income                                                           (0.01)              (0.02)                  --
                                                                                (3.48)              (1.32)                  --
  Net realized gain                                                       ------------        ------------        ------------
                                                                                (3.49)              (1.34)                  --
  Total distributions                                                     ------------        ------------        ------------
                                                                                    --                  --                  --
Redemption fees                                                           ------------        ------------        ------------
NET ASSET VALUE
                                                                               $ 23.77             $ 23.91             $ 18.26
END OF PERIOD                                                             ============        ============        ============
                                                                                                         .
TOTAL RETURN                                                                    14.12%              38.40%              21.73%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets
  Expenses                                                                       1.45%               1.55%               1.73%**
  Net investment income                                                          0.15%               0.11%               0.13%**
Portfolio turnover rate                                                        139.73%              74.83%              48.91%
Net assets, end of period (000's)                                            $ 451,242           $ 286,841           $ 115,681

* Commencement of operations was January 25, 2005.
** Annualized


See Notes to Financial Statements
                                       18


EPOCH INTERNATIONAL SMALL CAP FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           CLASS P SHARES
                                                                                                 ----------------------------------
                                                                                                   YEAR ENDED
                                                                                                  DECEMBER 31,       PERIOD ENDED
                                                                                                      2007           DECEMBER 31,
                                                                                                 --------------          2006*

NET ASSET VALUE
  BEGINNING OF PERIOD                                                                                $ 23.49           $ 21.20
                                                                                                  ----------        ----------
Investment activities
  Net investment income (loss)                                                                        (0.04)            (0.02)
  Net realized and unrealized gain (loss) on investments and foreign currency transactions              3.39              3.63
                                                                                                  ----------        ----------
  TOTAL FROM INVESTMENT ACTIVITIES                                                                      3.35              3.61
                                                                                                  ----------        ----------
DISTRIBUTIONS
Net investment income                                                                                 (0.01)            (0.00)1
  Net realized gain                                                                                   (3.48)            (1.32)
                                                                                                  ----------        ----------
  Total distributions                                                                                 (3.49)            (1.32)
                                                                                                  ----------        ----------
Redemption fees                                                                                         0.04                --
                                                                                                  ----------        ----------
NET ASSET VALUE
END OF PERIOD                                                                                        $ 23.39           $ 23.49
                                                                                                  ==========        ==========

TOTAL RETURN                                                                                          14.54%            17.10%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets
  Expenses                                                                                             1.70%             1.80%**
  Net investment income                                                                              (0.10%)           (0.41%)**
Portfolio turnover rate                                                                              139.73%            74.83%
Net assets, end of period (000's)                                                                    $ 2,858             $ 268

* Commencement of operations was August 2, 2006.
** Annualized
1 Less than $0.01 per share


See Notes to Financial Statements
                                       19

EPOCH INTERNATIONAL SMALL CAP FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Epoch International Small Cap Fund (the "Fund") is a series of The World Funds, Inc. ("TWF"), which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was established on January 25, 2005 as a series of TWF, which has allocated to the Fund 50,000,000 (I Class: 40,000,000; P Class:
5,000,000; A Class: 5,000,000) of its 1,050,000,000 shares of $.01 par value common stock. The Fund currently offers two Classes of shares (Class I and Class P).

     The objective of the Fund is to achieve long-term capital appreciation by investing in a diversified portfolio consisting primarily of equity securities. Equity securities consist of common stock, depositary receipts, and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stocks. Normally, the Fund will invest at least 80% of its assets in the equity securities of "small capitalization" companies located outside of the United States. Typically, a company is considered to be a "small capitalization" company if it has, at the time of purchase by the Fund, a market capitalization that is in the bottom 25% of publicly traded companies in each country where the Fund invests.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION

     The Fund's securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Portfolio securities which are primarily traded on foreign exchanges are translated into U.S. dollars at the current exchange rate. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value.

     In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

SECURITY TRANSACTIONS AND DIVIDENDS

     Security transactions are accounted for on the trade date. The cost of securities sold is generally determined on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

ACCOUNTING ESTIMATES

     In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

     The Fund intends to comply with the requirements of Sub Chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005-2007) for purposes of implementing FIN 48 and has concluded that there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

RECLASSIFICATION OF CAPITAL ACCOUNTS

     Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2007, the Fund increased accumulated net investment income (loss) by $6,132,465 and decreased accumulated net realized gain (loss) by $6,132,465.

CLASS NET ASSET VALUES AND EXPENSES

     All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable to each class.

CURRENCY TRANSLATION

     The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to an Investment Advisory Agreement, the Advisor, Epoch Investment Partners, Inc. ("EIP") provides investment advisory services for an annual fee of 1.10% on the average daily net assets of the Fund. For the year ended December 31, 2007, EIP earned and received $4,747,531 in advisory fees.

     In the interest of limiting the operating expenses of the Fund, the Advisor has contractually agreed to waive or limit its fees and to assume other operating expenses until January 14, 2008 so that the ratio of total annual operating expenses is limited to 1.75% for Class I and 2.0% for Class P of average net assets. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or reimbursed by the Advisor to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. There were no reimbursements recoverable at December 31, 2007.

     The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Class P shares of the Fund may finance activities which are primarily intended to result in the sale of the Fund's Class P shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund. The Fund may incur such distribution expenses at the rate of 0.25% per annum on the Fund's Class P average daily net assets. For the year ended December 31, 2007, there were $4,943 of 12b-1 fees incurred by the Fund's Class P shares.

     First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. For the year ended December 31, 2007, FDCC received no fees and commissions from the sale of Fund shares. A 2% redemption fee is charged for certain redemptions made within six months after purchase. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. For the year ended December 31, 2007 redemption fees of $4,342 were received by the Fund.

     Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. For such administrative services, CSS receives 0.15% of average daily net assets. CSS earned and received $469,087 for its services for the year ended December 31, 2007. Additionally, CSS received $2,013 of the $27,196 of shareholder services and reports expense incurred and $4,380 of the $32,211 of filing and registration fees for hourly services provided to the Fund.
     Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI earned and received $154,566 for its services for the year ended December 31, 2007.

     Certain officers and/or an interested director of the Fund are also officers and/or directors of FDCC, CSS, and FSI.

NOTE 3 -INVESTMENTS

     Purchases and sales of securities other than short-term notes aggregated $682,736,639 and $582,115,813, respectively, for the year ended December 31, 2007.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. The tax character of dividends paid during the year ended December 31, 2007 and the year ended December 31, 2006, respectively, was as follows:

                                                                                                        YEAR ENDED       YEAR ENDED
                                                                                                 DECEMBER 31, 2007DECEMBER 31, 2006
                                                                                                   ---------------  ---------------

Distributions paid from:
Ordinary income                                                                                       $ 14,311,195      $ 7,112,319
                                                                                                        43,502,827        8,139,103
Long term capital gains                                                                            ---------------  ---------------
                                                                                                      $ 57,814,022     $ 15,251,422
                                                                                                   ===============  ===============


     As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

                                                                                                                         YEAR ENDED
                                                                                                                  DECEMBER 31, 2007
                                                                                                                    ---------------

Undistributed net investment income (loss)*                                                                            $ 13,334,328
Accumulated net realized gain (loss) on investments and foreign currency transactions                                     7,078,551
                                                                                                                         37,026,522
Net unrealized appreciation/(depreciation) of investments and foreign currency                                      ---------------
                                                                                                                       $ 57,439,401
Total                                                                                                               ===============


     * For tax purposes, short-term capital gain and short-term capital gains distributions are considered ordinary income.

     The difference between components of distributable earnings on a book and tax basis is primarily related to the tax deferral of losses on wash sales and mark to market of passive foreign investment companies (PFICs).

     Cost for Federal Income tax purpose is $395,261,766 and net unrealized appreciation consists of:


Gross unrealized appreciation on investments                                                                           $ 52,750,332
                                                                                                                       (15,730,362)
Gross unrealized depreciation on investments                                                                        ---------------
                                                                                                                       $ 37,019,970
Net unrealized appreciation on investments                                                                          ===============


CAPITAL STOCK TRANSACTIONS

     Capital stock transactions were:


                                                                          CLASS I YEAR ENDED              CLASS P YEAR ENDED
                                                                          DECEMBER 31, 2007                DECEMBER 31, 2007
                                                                   -------------------------------  -------------------------------
                                                                            Shares           Value           Shares           Value
                                                                    --------------  --------------   --------------  --------------

Shares sold                                                             13,604,644   $ 352,809,529          120,927     $ 3,152,314
Shares reinvested                                                        2,398,428      56,698,829           14,292         332,447
                                                                       (9,019,206)   (236,836,509)         (24,421)       (646,706)
Shares redeemed(a)                                                  --------------  --------------   --------------  --------------
                                                                         6,983,866   $ 172,671,849          110,798     $ 2,838,055
Net increase                                                        ==============  ==============   ==============  ==============

                                                                                                $-                          $ 4,342
(a)Net of redemption fees of                                                        ==============                   ==============



                                                                          CLASS I YEAR ENDED             CLASS P PERIOD ENDED
                                                                          DECEMBER 31, 2006               DECEMBER 31, 2006*
                                                                   -------------------------------  -------------------------------
                                                                            Shares           Value           Shares           Value
                                                                    --------------  --------------   --------------  --------------

Shares sold                                                              6,051,101   $ 130,126,712           11,043       $ 244,971
Shares reinvested                                                          631,858      14,982,913              481          11,215
                                                                       (1,020,649)    (21,803,855)            (110)         (2,654)
Shares redeemed                                                     --------------  --------------   --------------  --------------
                                                                         5,662,310   $ 123,305,770           11,414       $ 253,532
Net increase                                                        ==============  ==============   ==============  ==============


     *Commencement of operations was August2, 2006.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS

WORLD FUNDS, INC.

RICHMOND, VIRGINIA

We have audited the accompanying statement of assets and liabilities of the Epoch International Small Cap Fund, a series of The World Funds, Inc., including the schedule of investments as of December 31, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Epoch International Small Cap Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
PHILADELPHIA, PENNSYLVANIA
FEBRUARY 28, 2008

SUPPLEMENTAL INFORMATION (UNAUDITED)
THE WORLD FUNDS, INC.
(THE "COMPANY")

Information pertaining to the directors and officers of the Fund is set forth below. The names, addresses and birth years of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Company, are noted with an asterisk (*). The Statement of Additional Information (the "SAI") includes additional information about the directors and is available without charge upon request by calling, toll-free, (800) 527-9525.

NAME, ADDRESS AND YEAR    POSITION(S) HELD     NUMBER OF FUNDS      PRINCIPAL OCCUPATION(S) DURING THE PAST 5    OTHER
BORN                      WITH COMPANY AND     IN THE COMPANY       YEARS                                        DIRECTORSHIPS BY
                          TENURE               OVERSEEN                                                          DIRECTORS AND
                                                                                                                 NUMBER OF FUNDS
                                                                                                                 IN THE COMPLEX
                                                                                                                 OVERSEEN

INTERESTED DIRECTORS:
* John Pasco, III(1)      Chairman,            10                   Treasurer and Director of Commonwealth       The World
8730 Stony Point          Director and                              Shareholder Services, Inc. ("CSS"), the      Insurance Trust -
Parkway                   Treasurer since                           Company's Administrator, since 1985;         1 Fund
Suite 205                 May, 1997                                 President and Director of First Dominion
Richmond, VA 23235                                                  Capital Corp. ("FDCC"), the Company's
(1945)                                                              underwriter; President and Director of
                                                                    Fund Services, Inc., the Company's
                                                                    Transfer and Disbursing Agent since 1987,
                                                                    and President and Treasurer of
                                                                    Commonwealth Capital Management, Inc.
                                                                    since 1983; President of Commonwealth
                                                                    Capital Management, LLC, since 1984;
                                                                    President and Director of Commonwealth
                                                                    Fund Accounting, Inc., which provides
                                                                    bookkeeping services to the Company, and
                                                                    Chairman and Trustee of The World
                                                                    Insurance Trust, a registered investment
                                                                    company, since May, 2002. Mr. Pasco is
                                                                    also a certified public accountant.


NAME, ADDRESS AND YEAR    POSITION(S) HELD     NUMBER OF FUNDS      PRINCIPAL OCCUPATION(S) DURING THE PAST 5    OTHER
BORN                      WITH COMPANY AND     IN THE COMPANY       YEARS                                        DIRECTORSHIPS BY
                          TENURE               OVERSEEN                                                          DIRECTORS AND
                                                                                                                 NUMBER OF FUNDS
                                                                                                                 IN THE COMPLEX
                                                                                                                 OVERSEEN

INTERESTED DIRECTORS:
Samuel Boyd, Jr. (2)      Director since       10                   Retired. Manager of the Customer Services    The World
8730 Stony Point          May, 1997                                 Operations and Accounting Division of the    Insurance Trust -
Parkway                                                             Potomac Electric Power Company from          1 Fund; Satuit
Suite 205                                                           August,1978 until April, 2005; a Trustee     Capital
Richmond, VA 23235                                                  of World Insurance Trust, a registered       Management Trust
(1940)                                                              investment company, since May, 2002; a       - 1 Fund.
                                                                    Trustee of Satuit Capital Management
                                                                    Trust, a registered investment company,
                                                                    since October, 2002; and a Trustee of
                                                                    Janus Advisors Series Trust, a registered
                                                                    investment company, from 2003 to 2005.


NON-INTERESTED DIRECTORS:

William E. Poist          Director since       10                   Financial and Tax Consultant through his     The World
8730 Stony Point          May, 1997                                 firm Management Consulting for               Insurance Trust -
Parkway                                                             Professionals since 1974; a Trustee of       1 Fund; Satuit
Suite 205                                                           Satuit Capital Management Trust, a           Capital
Richmond, VA 23235                                                  registered investment company, since         Management Trust
(1939)                                                              November, 2003; and a Trustee of World       - 1 Fund.
                                                                    Insurance Trust, a registered investment
                                                                    company, since May, 2002. Mr. Poist is
                                                                    also a certified public accountant.
Paul M. Dickinson         Director since       10                   President of Alfred J. Dickinson, Inc.       The World
8730 Stony Point          May, 1997                                 Realtors since April, 1971; a Trustee of     Insurance Trust -
Parkway                                                             Satuit Capital Management Trust, a           1 Fund; Satuit
Suite 205                                                           registered investment company, since         Capital
Richmond, VA 23235                                                  November, 2003; and Trustee of World         Management Trust
(1947)                                                              Insurance Trust, a registered investment     - 1 Fund.
                                                                    company, since May, 2002.


OFFICERS:

*Leland H. Faust          President of the     N/A                  President of CSI Capital Management,         N/A
600 California Street     CSI Equity Fund                           Inc., a registered investment adviser,
18th Floor                series since                              since 1978. Partner in the law firm
San Francisco, CA         October, 1997                             Taylor & Faust since September, 1975.
94108
(1946)


OFFICERS:

*John T. Connor, Jr.      Vice President of    N/A                  President of Third Millennium Investment     N/A
1185 Avenue of the        the Company and                           Advisors, LLC, a registered investment
Americas                  President of the                          adviser, since April, 1998; and Director
32nd Floor                Third Millennium                          of Teton Energy Corporation since 1993.
New York, NY 10036        Russia Fund
(1941)                    series since
                          October, 1998
*Robert J. Sullivan       Vice President of    N/A                  Chairman, President and Treasurer of         N/A
2807 Gaston Gate          the Company and                           Satuit Capital Management Trust, an open-
Mt. Pleasant, SC 29466    President of the                          end investment management company, since
(1960)                    Satuit Capital                            December, 2000; Managing Director and
                          Management Small                          Investment Officer of Satuit Capital
                          Cap Fund series                           Management, LLC, a registered investment
                          (formerly                                 adviser, from June, 2000 to Present.
                          GenomicsFund)
                          since January,
                          2003
*Jeffrey W. Taylor        Vice President of    N/A                  Chief Operating Officer of Dividend          N/A
518 17th Street           the Company, and                          Capital Investments LLC (investment
Suite 1200                President of the                          adviser) since December, 2005; Vice
Denver, CO 80202          Dividend Capital                          President of Business Services from
(1973)                    Realty Income                             February, 2004 to December, 2005; Product
                          Fund series since                         Manager, INVESCO Inc. from July, 2003 to
                          March, 2006.                              January, 2004; and Manager of Marketing
                                                                    and Business Analytics, INVESCO Funds
                                                                    Group Inc. from 1999 to 2003.
*Gunter Faschang          Vice President of    N/A                  Vice President, Vontobel Asset Management    N/A
450 Park Avenue           the Company and                           (investment adviser) since 2001 and head
New York, NY 10022        President of the                          of Eastern European equity management and
(1972)                    Eastern European                          research, Vontobel Asset Management AG
                          Equity Fund                               since 2001.
                          series since May,
                          2001.


OFFICERS:

*J. Allen Gray            Vice President of    N/A                  Managing Partner at Osprey Partners          N/A
Shrewsbury Executive      the Company and                           Investment Management, LLC (investment
Center II,                President of the                          adviser) since 2004; Principal at Osprey
1040 Broad Street,        Osprey                                    Partners Investment Management, LLC from
Shrewsbury, NJ 07702      Concentrated                              2002 to 2004. Senior Vice President at
(1961)                    Large Cap Value                           Osprey Partners Investment Management,
                          Equity Fund                               LLC from 1999 to 2002.
                          Series since
                          September 2006
Karen M. Shupe            Secretary since      N/A                  Executive Vice President of                  N/A
8730 Stony Point          2005 and                                  Administration and Accounting,
Parkway                   Treasurer since                           Commonwealth Shareholder Services, Inc.
Suite 205                 2006                                      since 2003; Financial Reporting Manager,
Richmond, VA 23235                                                  Commonwealth Shareholder Services, Inc.,
(1964)                                                              from 2001 to 2003.

David D. Jones, Esq.      Chief Compliance     N/A                  Co-founder and Managing Member of Drake      N/A
230 Spring Hills Drive    Officer                                   Compliance, LLC (compliance consulting)
Suite 340                                                           since 2004; founder and controlling
Spring, TX 77380                                                    shareholder of David Jones & Associates
(1957)                                                              (law firm) since 1998; President and
                                                                    Chief Executive Officer of Citco Mutual
                                                                    Fund Services, Inc. from 2001 to 2003.


(1) Mr. Pasco is considered to be an "interested person" as that term is defined in the 1940 Act. Mr. Pasco is an interested person of the Company because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, which serves as the investment adviser to the Eastern European Equity Fund and the Satuit Capital Management Small Cap Fund (formerly GenomicsFund); (3) he is an affiliated person of Third Millennium Investment Advisors, LLC, which serves as the investment sub-adviser to the Third Millennium Russia Fund, and Satuit Capital Management, LLC, which serves as the investment sub-adviser to the Satuit Capital Management Small Cap Fund (formerly GenomicsFund); (4) he owns First Dominion Capital Corp. ("FDCC"), the principal underwriter of the Company; and (5) he owns or controls several of the Company's service providers, including Commonwealth Shareholder Services, Inc., the Company's Administrator, FDCC, the Company's underwriter, and Fund Services, Inc., the Company's Transfer and Disbursing Agent.

(2) Mr. Boyd is considered to be an "interested person" with respect to the Osprey Concentrated Large Cap Value Equity Fund, another series of the Company, because he is a member of the immediate family of an affiliated person of Osprey Partners Investment Management, LLC, which serves as the investment adviser to that Fund.

SUPPLEMENTAL INFORMATION (unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVISORY CONTRACT RENEWAL

At a meeting of the Board of Directors of the Company (the "Board") held on November 29, 2007 (the "Meeting"), the Board, including the directors of the Company who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), re-approved the investment advisory agreement (the "Advisory Agreement") between the Company, on behalf of the Fund, and Epoch Investment Partners, Inc. (the "Advisor"), relating to the Fund.

In preparation for the Meeting, the Board requested and reviewed a wide variety of information from the Advisor, including written materials provided by the Advisor regarding: (i) the nature, extent and quality of the services to be provided by the Advisor; (ii) the investment performance of the Fund;
(iii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below. In approving the Advisory Agreement, the Board considered many factors, including the following:

(i) The nature, extent and quality of services provided by the Advisor. The Board reviewed the services that the Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund and generally managing the Fund's investments in accordance with the stated investment objective and policies of the Fund. The Board received information concerning the investment philosophy and investment process employed by the Advisor in managing the Fund. Additionally, representatives from the Advisor joined the Meeting and provided the Board with a presentation regarding the Advisor's organization, capital structure and its positive compliance history. The Board considered and discussed, among other things, the Fund's performance, market conditions in international markets and the Advisor's investment process. On this basis, along with information provided in advance of the Meeting, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by the Advisor.

(ii) Investment performance of the Fund and the Advisor. The Board, using written materials provided by the Advisor and by Lipper, considered the Fund's performance compared to a benchmark index and other similar mutual funds for various trailing periods. In particular, the Board noted that the Fund's performance was within the range of its peer group and the Lipper Index, and concluded that it was satisfied with the investment performance of the Fund.

(iii) Consideration of advisory fee; Cost of advisory services and level of profitability of the Advisor from the relationship with the Fund. Next, the Board considered the level of advisory fees paid by the Fund and the profitability of the Advisor. As part of its analysis, the Board considered fee and expense analyses compiled by Lipper, and noted that the Fund's total fees and expenses were within the range of fees and expenses paid by other funds with common asset levels. Representatives from the Advisor also discussed with the Board fees charged by comparable funds. In reviewing the advisory fee, the Board considered fees paid by other international funds of comparable size and investment objective, noting that the advisory fee received by the Advisor was comparable to and competitive with fees charged to those funds. Based on such information, the Board concluded that the advisory fee and the overall expense ratio of the Fund were generally within the range of industry averages and otherwise fair and reasonable in light of services provided and the Fund's current asset level.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect such economies of scale. In concluding that the advisory fees payable by the Fund were reasonable, the Board reviewed, among other things, a report of the costs of services provided by and the profits realized by the Advisor from its relationship with the Fund and concluded that such profits were not excessive. The Board also discussed the Advisor's financial condition with representatives of the Advisor at the Meeting. Additionally, the Board reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee was reasonable and the expense ratio paid by the Fund was consistent with industry standards. The Board also considered the Advisor's contractual agreement to waive a portion of its advisory fee in an effort to control the Fund's expense ratio. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not believe that such economies had yet occurred.

(v) Other considerations. The Board also determined that the Advisor has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by the Advisor's expense limitation and fee waiver arrangement with the Fund.

After consideration of this information and such other items as the Independent Directors deemed appropriate, the Board concluded that the Advisory Agreement contained terms, including the provision for fees, that were fair and reasonable to the Fund. The Board, including a majority of the Independent Directors of the Company, unanimously approved the Advisory Agreement.

ADDITIONAL FEDERAL TAX INFORMATION

The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund was reported to shareholders on the 2007 Form 1099-DIV.

INVESTMENT ADVISER:

Epoch Investment Partners, Inc.
640 Fifth Avenue, 18th Floor
New York, NY 10019

DISTRIBUTOR:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Tait, Weller and Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

TRANSFER AGENT:

For account information, wire purchase or redemptions, call or write to Epoch International's Transfer Agent:

Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

MORE INFORMATION:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free. Fund information is also available online at theworldfunds.com.


                           [ Logo Graphic ]
                              EPOCH



                         ANNUAL REPORT TO SHAREHOLDERS

                       EPOCH INTERNATIONAL SMALL CAP FUND

                       A series of The World Funds, Inc.
                         A "Series" Investment Company


                      FOR THE YEAR ENDED DECEMBER 31, 2007

Dear Shareholder:

MARKET OVERVIEW

The year began with cautious optimism. The broad market indices climbed through the second quarter, fueled by plentiful liquidity. A true credit crisis emerged in the third quarter, precipitated by defaults in structured asset-backed securities and short term money market and acquisition lending dried up. Central Banks provided large amounts of liquidity to both provide needed credit and reassure credit markets. Occasional rallies occurred when hopes that lower interest rates would reignite the economy prevailed. However, it became increasingly clear over the course of the year that the financial distress was impacting the general economy and that the consumer was being badly impacted by the fall in housing prices along with higher food and energy costs.

FUND PERFORMANCE

Epoch's U.S. All Cap Equity Fund (the "Fund") was up 9.27% for the year. This compares with returns of 5.14% on the Russell 3000 Index.

The most noteworthy component of the Funds' excess return relative to the market was the significantly lower than market weight in the financial sector combined with excellent security selection within the sector. Higher than market sector weights in energy, technology and materials produced additional positive contribution to relative returns. Security selection in the energy, consumer discretionary and staples sectors also contributed to performance. The good security selection in the consumer sectors more than offset the negative impact of the sector allocations. Security selection in the information technology, healthcare, utility, industrials and materials sectors produced partial performance offsets.

MARKET OUTLOOK

We expect 2008 to remain challenging for U.S. equities. Consumer spending and residential investment will continue to be sluggish in the coming year. Government and business spending will be the economic drivers in 2008 but will have trouble offsetting weak consumer spending. Employment has already slowed and further slowing will spell recession. Expectations for corporate earnings are too high and need to be adjusted downward. While financials and some consumer discretionary companies have begun to discount a credit contraction, we believe that we will need to see more formal recognition of financial issues and greater contraction of consumer discretionary companies' margins prior to our greater involvement in those sectors. Other sectors have not discounted a downturn; lags in economic impact are often underestimated by market participants.

One wild card may well be the weakness of the dollar and the attractiveness of U.S. assets to strong currency investors. Combine this with large dollar reserves in Sovereign Wealth Funds and the Federal Reserve's new found willingness to take "substantive additional action to insure against downside risks to the economy" and we may find that assets never reach prices that are commensurate with the trough earnings that materialize.

Against such a backdrop, we remain cautiously positioned. We continue to believe that focusing on free cash flow with an emphasis on shareholder yield, i.e. dividend, debt pay down and share repurchases should produce superior relative, if not absolute, results. We expect 2008 will be a year in which the market environment will provide us with some excellent value opportunities.

David N. Pearl
Portfolio Manager

William W. Priest
Portfolio Manager

Michael Welhoelter
Portfolio Manager

                       COMPARISON OF $10,000 INVESTMENT IN
            EPOCH U.S. ALL CAP EQUITY FUND VS. THE RUSSELL 3000 INDEX
                                 CLASS I SHARES


                 [ CLASS I SHARES PERFORMANCE CHART GOES HERE ]


                                FUND            RUSSELL 3000 INDEX
                                ----            ------------------

07/25/2005                      10,000          10,000
12/31/2005                       9,940          10,264
12/31/2006                      11,328          11,877
12/31/2007                      12,383          12,487

           Past performance is not predictive of future performance.

EPOCH U.S. ALL CAP EQUITY FUND                  RUSSELL 3000 INDEX

[END BAR CHART]




                                                                                                            CLASS I SHARES
                                                                                                    -------------------------------


                                                                                                                     AVERAGE ANNUAL
                                                                                                                         RETURN
                                                                                                     TOTAL RETURN        SINCE
                                                                                                       ONE YEAR        INCEPTION
                                                                                                        ENDED         07/25/05 TO
                                                                                                      12/31/2007        12/31/07
                                                                                                     --------------  --------------
EPOCH U.S. ALL CAP EQUITY FUND:                                                                          9.27%           9.17%
RUSSELL 3000 INDEX:                                                                                      5.14%           9.54%

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares.


The Russell 3000 Index is a diversified U.S. equity broad based market index.

     (The comparative indices are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

                      COMPARISON OF $10,000 INVESTMENT IN
           EPOCH U.S. ALL CAP EQUITY FUND VS. THE RUSSELL 3000 INDEX
                                 CLASS P SHARES


                      [ CLASS P SHARES PERFORMANCE CHART GOES HERE ]

                                FUND            RUSSELL 3000 INDEX
                                ----            ------------------

08/15/2006                      10,000          10,000
12/31/2006                      11,084          11,144
12/31/2007                      12,078          11,717

           Past performance is not predictive of future performance.

EPOCH U.S. ALL CAP EQUITY FUND                  RUSSELL 3000 INDEX

[END BAR CHART]









                                                                                                            CLASS P SHARES
                                                                                                    -------------------------------


                                                                                                                     AVERAGE ANNUAL
                                                                                                                         RETURN
                                                                                                     TOTAL RETURN        SINCE
                                                                                                       ONE YEAR        INCEPTION
                                                                                                        ENDED         08/15/06 TO
                                                                                                      12/31/2007        12/31/07
                                                                                                     --------------  --------------
EPOCH U.S. ALL CAP EQUITY FUND:                                                                          8.90%           14.65%
RUSSELL 3000 INDEX:                                                                                      5.14%           12.16%

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares.


The Russell 3000 Index is a diversified U.S. equity broad based market index.

     (The comparative indices are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

EPOCH U.S. ALL CAP EQUITY FUND

FUND EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions made within six months of purchase and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2007 and held for the six months ended December 31, 2007.

ACTUAL EXPENSES EXAMPLE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher


                                                                                                             Expenses Paid During
                                                                                                                    Period*
                                                    Beginning Account Value       Ending Account Value       July 1, 2007 through
Class I Shares                                            July 1, 2007              December 31, 2007          December 31, 2007


Actual                                                      $ 1,000                    $ 1,013.80                   $ 6.55
Hypothetical (5% return before expenses)                    $ 1,000                    $ 1,018.55                   $ 6.56


* - Expenses are equal to the Fund's annualized expense ratio of 1.29%, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days in the current year.

Class P Shares                                            July 1, 2007              December 31, 2007          December 31, 2007


Actual                                                      $ 1,000                    $ 1,013.30                   $ 7.81
Hypothetical (5% return before expenses)                    $ 1,000                    $ 1,017.30                   $ 7.83


* - Expenses are equal to the Fund's annualized expense ratio of 1.54%, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days in the current year.


                         EPOCH U.S. ALL CAP EQUITY FUND
                 PORTFOLIO HOLDINGS BY SECTOR AS PERCENTAGE OF
                                   NET ASSETS
                            AS OF DECEMBER 31, 2007




                   [ PORTFOLIO HOLDINGS BAR CHART GOES HERE ]

INDUSTRY SECTOR                 PERCENTAGE OF NET ASSETS
---------------                 ------------------------

Aerospace                       3.38%
Chemicals                       5.82%
Consumer Discretionary          1.11%
Consumer Staples                6.60%
Cosmetices & Toiletries         1.81%
Energy                          1.85%
Entertainment                   2.93%
Environmental Services          1.84%
Financial Services              5.86%
Healthcare Products             4.58%
Healthcare Services            11.53%
Insurance                       2.38%
Manufacturing                   5.08%
Media and Communication         8.95%
Oil & Gas Exploration          14.70%
Software & Services            12.57%
Semiconductors                  1.34%
Transportation                  0.97%

[END BAR CHART]

                         EPOCH U.S. ALL CAP EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2007


   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------


                COMMON STOCKS                                                                              93.30%

                AEROSPACE:                                                                                  3.38%
    4,750       Alliant Techsystems, Inc.*                                                                                $ 540,360
    7,350       Boeing Co.                                                                                                  642,831
                                                                                                                          1,183,191

                CHEMICALS:                                                                                  5.82%
   15,500       Du Pont EI De Nemours & Co.                                                                                 683,395
   15,300       Praxair, Inc.                                                                                             1,357,263
                                                                                                                          2,040,658

                CONSUMER DISCRETIONARY:                                                                     1.11%
    6,050       Nike, Inc. CL-B                                                                                             388,652

                CONSUMER STAPLES:                                                                           6.60%
    9,850       Altria Group Inc.                                                                                           744,463
   13,700       Anheuser Busch Cos.                                                                                         717,058
    7,300       Bunge Limited                                                                                               849,793
                                                                                                                          2,311,314

                COSMETICS & TOILETRIES:                                                                     1.81%
   13,150       International Flavors & Fragrances                                                                          632,909

                ENERGY:                                                                                     1.85%
   14,450       Arch Coal, Inc.                                                                                             649,239

                ENTERTAINMENT:                                                                              2.93%
   23,350       International Game Technology                                                                             1,025,766

                ENVIRONMENTAL SERVICES:                                                                     1.84%
   19,750       Waste Management Inc.                                                                                       645,232

                FINANCIAL SERVICES:                                                                         5.86%
   11,212       Bank Of New York Company, Inc.                                                                              546,697
   33,500       Hudson City Bancorp, Inc.                                                                                   503,170



   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                FINANCIAL SERVICES (continued):

   16,150       Istar Financial, Inc.                                                                                     $ 420,708
   24,000       Western Union Co.                                                                                           582,720
                                                                                                                          2,053,295

                HEALTHCARE PRODUCTS:                                                                        4.58%
   33,750       Boston Scientific Corp.*                                                                                    392,513
   22,900       Bristol Myers Squibb Co.                                                                                    607,308
   22,650       Endo Pharmaceuticals Holdings, Inc.*                                                                        604,076
                                                                                                                          1,603,897

                HEALTHCARE SERVICES:                                                                       11.53%
   16,000       Aetna US Healthcare                                                                                         923,680
   16,650       Davita, Inc.*                                                                                               938,228
    7,800       Laboratory Corp. of America Holdings*                                                                       589,134
   12,150       Thermo Fischer Scientific Inc.*                                                                             700,812
   19,650       Ventas Inc.                                                                                                 889,163
                                                                                                                          4,041,017

                INSURANCE:                                                                                  2.38%
    8,300       Everest Re Group Ltd.                                                                                       833,320

                MANUFACTURING:                                                                              5.08%
    8,900       Agilent Technologies, Inc.*                                                                                 326,986
    7,100       MEMC Electronic Materials, Inc.*                                                                            628,279
   12,950       Silgan Holdings Inc.                                                                                        672,623
    3,050       WABCO Holdings Inc.                                                                                         152,774
                                                                                                                          1,780,662

                MEDIA AND COMMUNICATIONS:                                                                   8.95%
   17,350       Arbitron Inc.                                                                                               721,239
   52,900       Comcast CL-A Special*                                                                                       958,548
    4,250       Liberty Media Corp- Capital A*                                                                              495,082
   46,900       News Corp. CL-A                                                                                             960,981
                                                                                                                          3,135,850

                OIL & GAS EXPLORATION:                                                                     14.70%
   10,700       ConocoPhillips                                                                                              944,810
   12,200       Exxon Mobil Corp.                                                                                         1,143,018
   11,572       Helix Energy Solutions Group Inc.*                                                                          480,238
   13,100       National Oilwell Varco Inc.*                                                                                962,326
   11,100       Oneok Partners, LP                                                                                          496,947



   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                OIL & GAS EXPLORATION (continued):

   24,283       Southern Union Co.                                                                                        $ 712,934
    5,950       Weatherford International Ltd.*                                                                             408,170
                                                                                                                          5,148,443

                SEMICONDUCTORS:                                                                             1.34%
   103,963      Silicon Image, Inc.*                                                                                        469,913

                SOFTWARE & SERVICES:                                                                       12.57%
    2,650       Apple Computer, Inc.*                                                                                       524,912
   11,300       Diebold, Inc.                                                                                               327,474
   13,150       Electronic Arts, Inc.*                                                                                      768,091
   12,100       Fair Isaac Corp                                                                                             389,015
   35,100       Microsoft Corp.                                                                                           1,249,560
   33,370       Oracle Corp.*                                                                                               753,495
   16,800       Yahoo! Inc.*                                                                                                390,768
                                                                                                                          4,403,315

                TRANSPORTATION:                                                                             0.97%
    4,550       Overseas Shipholding Group, Inc.                                                                            338,656

                TOTAL INVESTMENTS: (COST: $29,054,887)                                                     93.30%        32,685,329

                OTHER ASSETS, NET OF LIABILITIES                                                            6.70%         2,345,767

                NET ASSETS                                                                                100.00%      $ 35,031,096

* Non-income producing (security considered non-income producing if at least one dividend has not been paid during the last year preceding the date of the Fund's related balance sheet.)


See Notes to Financial Statements


EPOCH U.S. ALL CAP EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007


ASSETS
  Investments at value (identified cost of $29,054,887) (Note 1)                                                       $ 32,685,329
  Cash                                                                                                                    2,478,152
  Receivable for securities sold                                                                                              9,701
  Dividends receivable                                                                                                       24,487
  Receivable for capital stock sold                                                                                           5,000
  Interest receivable                                                                                                           850
                                                                                                                             27,208
  Prepaid expenses                                                                                                   --------------
                                                                                                                         35,230,727
    TOTAL ASSETS                                                                                                     --------------

LIABILITIES
  Payable for securities purchased                                                                                          194,674
  Accrued investment management fees                                                                                          1,616
  Accrued administration                                                                                                        605
  Accrued custody fees                                                                                                        2,323
                                                                                                                                413
  Other accrued expenses                                                                                             --------------
                                                                                                                            199,631
    TOTAL LIABILITIES                                                                                                --------------

                                                                                                                       $ 35,031,096
NET ASSETS                                                                                                           ==============
  NET ASSETS CONSIST OF:
  Paid-in-capital applicable to 2,005,088 $0.01 par value shares of beneficial interest outstanding                    $ 31,401,314
  Accumulated net realized gain (loss) on investments                                                                         (660)
                                                                                                                          3,630,442
  Net unrealized appreciation of investments                                                                         --------------
                                                                                                                       $ 35,031,096
  NET ASSETS                                                                                                         ==============

NET ASSET VALUE PER SHARE
  I CLASS
                                                                                                                            $ 17.47
  ($34,911,211 / 1,998,211 shares outstanding; 20,000,000 authorized)                                                ==============

  P CLASS
                                                                                                                            $ 17.43
  ($119,885 / 6,877 shares outstanding; 15,000,000 authorized)                                                       ==============


See Notes to Financial Statements
                                       10

EPOCH U.S. ALL CAP EQUITY FUND
STATEMENT OF OPERATIONS


YEAR ENDED DECEMBER 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME
  Dividend                                                                                                                $ 442,759
                                                                                                                             69,304
  Interest                                                                                                           --------------
                                                                                                                            512,063
    Total investment income                                                                                          --------------

EXPENSES
  Investment management fees (Note 2)                                                                                       330,751
  12b-1 fees, Class P (Note 2)                                                                                                  245
  Recordkeeping and administrative services (Note 2)                                                                         33,038
  Accounting fees (Note 2)                                                                                                   15,050
  Custodian fees                                                                                                             20,170
  Transfer agent fees (Note 2)                                                                                               13,992
  Professional fees                                                                                                          50,430
  Filing and registration fees (Note 2)                                                                                      25,050
  Directors fees                                                                                                              9,342
  Compliance fees                                                                                                             2,538
  Shareholder servicing and reports (Note 2)                                                                                 23,181
                                                                                                                             40,059
  Other                                                                                                              --------------
    Total expenses                                                                                                          563,846
                                                                                                                          (136,486)
    Management fee waivers (Note 2)                                                                                  --------------
                                                                                                                            427,360
    Net Expenses                                                                                                     --------------
                                                                                                                             84,703
    Net investment income (loss)                                                                                     --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on investments                                                                               2,133,260
                                                                                                                            608,108
    Net increase in unrealized appreciation on investments                                                           --------------
                                                                                                                          2,741,368
    Net realized and unrealized gain (loss) on investments                                                           --------------
                                                                                                                        $ 2,826,071
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                                    --------------

See Notes to Financial Statements

EPOCH U.S. ALL CAP EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                                                                                      YEAR ENDED
                                                                                                     YEAR ENDED      DECEMBER 31,
                                                                                                  DECEMBER 31, 2007     2006*
                                                                                                     --------------  --------------


INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net investment income (loss)                                                                             $ 84,703        $ 11,458
  Net realized gain (loss) on investments                                                                 2,133,260          26,561
                                                                                                            608,108       2,933,237
  Change in net unrealized appreciation on investments                                               --------------  --------------
                                                                                                          2,826,071       2,971,256
  Increase (decrease) in net assets from operations                                                  --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    I Class                                                                                                (94,761)         (3,351)
    P Class                                                                                                    (38)              --
  Net realized gains
    I Class                                                                                             (1,989,979)              --
                                                                                                            (6,849)              --
    P Class                                                                                          --------------  --------------
                                                                                                        (2,091,627)         (3,351)
  Decrease in net assets from distributions                                                          --------------  --------------

CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Shares sold
    I Class                                                                                              12,307,779      16,267,469
    P Class                                                                                                 105,957         126,686
  Distributions reinvested
    I Class                                                                                               1,696,649           3,042
    P Class                                                                                                   6,452              --
  Shares redeemed
    I Class                                                                                             (6,933,973)     (6,203,741)
                                                                                                          (135,782)              --
    P Class                                                                                          --------------  --------------
                                                                                                          7,047,082      10,193,456
  Increase (decrease) in net assets from capital share transactions                                  --------------  --------------

NET ASSETS
  Increase during year                                                                                    7,781,526      13,161,361
                                                                                                         27,249,570      14,088,209
  Beginning of year                                                                                  --------------  --------------
                                                                                                       $ 35,031,096    $ 27,249,570
END OF YEAR (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF $- AND $8,107, RESPECTIVELY.)   ==============  ==============
*Commencement of operations was August 15, 2006 for Class P shares.


See Notes to Financial Statements
                                       12


EPOCH U.S. ALL CAP EQUITY FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                CLASS I SHARES
                                                                            -------------------------------------------------------
                                                                              YEAR ENDED         YEAR ENDED
                                                                             DECEMBER 31,       DECEMBER 31,         PERIOD ENDED
                                                                                 2007               2006             DECEMBER 31,
                                                                            ---------------   ----------------          2005*

NET ASSET VALUE
                                                                                $ 16.99            $ 14.91             $ 15.00
  BEGINNING OF PERIOD                                                       -----------        -----------         -----------
INVESTMENT ACTIVITIES
  Net investment income (loss)                                                     0.04               0.01                  --1
                                                                                   1.54               2.07              (0.09)
  Net realized and unrealized gain (loss) on investments                    -----------        -----------         -----------
                                                                                   1.58               2.08              (0.09)
  TOTAL FROM INVESTMENT ACTIVITIES                                          -----------        -----------         -----------
DISTRIBUTIONS
Net investment income                                                            (0.05)                 --1                 --
                                                                                 (1.05)                 --                  --
  Net realized gain                                                         -----------        -----------         -----------
                                                                                 (1.10)                 --                  --
  TOTAL DISTRIBUTIONS                                                       -----------        -----------         -----------
NET ASSET VALUE
                                                                                $ 17.47            $ 16.99             $ 14.91
END OF YEAR                                                                 ===========        ===========         ===========
RATIOS/SUPPLEMENTAL DATA
TOTAL RETURN                                                                      9.27%             13.96%               0.60%
Ratio to average net assets(A)
  Expenses, net(B)                                                                1.29%              1.29%               1.29%**
  Net investment income (loss)                                                    0.26%              0.05%             (0.07%)**
Portfolio turnover rate                                                          42.96%             63.87%              16.96%
Net assets, end of period (000's)                                              $ 34,911           $ 27,108            $ 14,088
*Commencement of operations was July 25, 2005
**Annualized
1Less than one cent per share.
(A)Management fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by
0.41% for the year ended December 31, 2007, 0.43% for the year ended December 31, 2006 and 1.26% for the period ended December 31,
2005.
(B)Expense ratio- net reflects the effect of the management fee waivers and reimbursement of expenses.

See Notes to Financial Statements


EPOCH U.S. ALL CAP EQUITY FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           CLASS P SHARES
                                                                                                 ----------------------------------
                                                                                                   YEAR ENDED
                                                                                                  DECEMBER 31,       PERIOD ENDED
                                                                                                      2007           DECEMBER 31,
                                                                                                 --------------          2006*

NET ASSET VALUE
  BEGINNING OF PERIOD                                                                                $ 16.97           $ 15.31
                                                                                                  ----------        ----------
INVESTMENT ACTIVITIES
  Net investment income (loss)                                                                          0.01            (0.01)
  Net realized and unrealized gain (loss) on investments                                                1.45              1.67
                                                                                                  ----------        ----------
  TOTAL FROM INVESTMENT ACTIVITIES                                                                      1.46              1.66
                                                                                                  ----------        ----------
DISTRIBUTIONS
Net investment income                                                                                 (0.01)                --
  Net realized gain                                                                                   (1.05)                --
                                                                                                  ----------        ----------
  TOTAL DISTRIBUTIONS                                                                                 (1.06)                --
                                                                                                  ----------        ----------
  Paid-in-capital from redemption fees (Note 2)                                                         0.06                --
                                                                                                  ----------        ----------
NET ASSET VALUE
END OF YEAR                                                                                          $ 17.43           $ 16.97
                                                                                                  ==========        ==========
RATIOS/SUPPLEMENTAL DATA
TOTAL RETURN                                                                                           8.90%            10.84%
Ratio to average net assets(A)
  Expenses, net(B)                                                                                     1.54%             1.54%**
  Net investment income (loss)                                                                         0.01%           (0.21%)**
Portfolio turnover rate                                                                               42.96%            63.87%
Net assets, end of period (000's)                                                                      $ 120             $ 142
*Commencement of operations was August 15, 2006
**Annualized
(A)Management fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by
0.41% for the year ended December 31, 2007, and 0.43% for the period ended December 31, 2006.
(B)Expense ratio- net reflects the effect of the management fee waivers and reimbursement of expenses.

See Notes to Financial Statements

EPOCH U.S. ALL CAP EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2007

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Epoch U.S. All Cap Equity Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established July 25, 2005 as a series of TWF which has allocated to the Fund 50,000,000 (I Class 20,000,000; P Class 15,000,000; A Class 15,000,000) shares of its 1,050,000,000 shares of $.01 par value common stock. The Fund currently offers two Classes of shares (Class I and Class P).

     The objective of the Fund is to achieve long-term capital appreciation by investing primarily in a diversified portfolio consisting of equity securities of U.S. companies.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION

     The Fund's securities are valued at current market prices. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sale price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other securities for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the New York Stock Exchange. The value of these securities used in computing the Fund's net asset value is determined as of such times.

     In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

SECURITY TRANSACTIONS AND INCOME

     Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consist of overnight deposits with the custodian bank which earns interest at the current market rate.

ACCOUNTING ESTIMATES

     In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
     The Fund intends to comply with the requirements of Sub Chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     On July 13, 2006, The Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005-2007) for purposes of implementing FIN 48 and has concluded that there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

RECLASSIFICATION OF CAPITAL ACCOUNTS

     Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of December 31, 2007, the Fund decreased undistributed net investment loss by $1,989 and decreased accumulated net investment realized gain/(loss) on investments by $1,989.

CLASS NET ASSET VALUES AND EXPENSES

     All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable for each class.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to an Investment Advisory Agreement, the Advisor, Epoch Investment Partners, Inc. ("EIP") provides investment advisory services for an annual fee of 1.00% on the average daily net assets of the Fund. For the year ended December 31, 2007, EIP earned $330,751 in advisory fees, of which $136,486 was waived.

     In the interest of limiting the operating expenses of the Fund, the Advisor has contractually agreed to waive or limit its fees and to assume other operating expenses until August 1, 2008 so that the ratio of total annual operating expenses is limited to 1.29% of average net assets of Class I shares and 1.54% of Class P shares. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or reimbursed by the Advisor to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of December 31, 2007 was $287,141 and expires as follows:

YEAR EXPIRING                                                                                                                AMOUNT
 ------------------------------------------------------------------------------------------------------------------  --------------

2008                                                                                                                       $ 47,800
2009                                                                                                                        102,855
2010                                                                                                                        136,486
                                                                                                                     --------------
                                                                                                                          $ 287,141
                                                                                                                     ==============


     The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Fund or the Advisor may pay the distributor for certain activities and expenses which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or the Advisor. The Fund or the Advisor may incur such distribution expenses at the rate of .25% per annum on the Fund's Class P average daily net assets. For the year ended December 31, 2007, there were $245 of 12b-1 fees incurred by Class P shares.

     First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. For the year ended December 31, 2007, FDCC received no fees and commissions from the sale of Fund shares. A 2% redemption fee is charged for certain redemptions made within six months of purchase. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. For the year ended December 31, 2007, $425 in redemption fees were received by the Fund.

     Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. For such administrative services, CSS receives 0.10% on the first $75,000,000 of average daily net assets and 0.05% on assets in excess of $75,000,000. CSS earned and received $33,038 for its services for the year ended December 31, 2007. Additionally, the fund compensates CSS for blue-sky and certain shareholder servicing on an hourly basis. CSS received $1,765 of the $23,181 in shareholder servicing and reports expense incurred and $4,205 of the $25,050 in filing and registration fees incurred for hourly services provided to the Fund.

     Fund Services, Inc. ("FSI") is the Fund's transfer and dividend disbursing agent. FSI earned and received $13,992 for its services for the year ended December 31, 2007.

     Commonwealth Fund Accounting ("CFA") is the Fund's pricing agent. CFA earned and received $15,050 for its services for the year ended December 31, 2007.

     Certain officers and/or an interested director of the Fund are also officers and/or directors of FDCC, CSS, CFA and FSI.

NOTE 3 - INVESTMENTS

     The cost of purchases and proceeds from the sales of securities other than short-term notes for the year ended December 31, 2007, were $16,800,878 and $13,545,890, respectively.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

     The tax character of distributions during the year ended December 31, 2007 and the year ended December 31, 2006 were as follows:

                                                                                                                         YEAR ENDED
                                                                                                             YEAR ENDEDDECEMBER 31,
                                                                                                      DECEMBER 31, 2007        2006
                                                                                                         --------------  ----------

Distributions paid from:
Ordinary income                                                                                               $ 542,903     $ 3,351
                                                                                                              1,548,724          --
Capital gains                                                                                            --------------  ----------
                                                                                                            $ 2,091,627     $ 3,351
                                                                                                         ==============  ==========


     As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

                                                                                                                         YEAR ENDED
                                                                                                                  DECEMBER 31, 2007
                                                                                                                     --------------

Undistributed net investment income (loss)                                                                                     $ 70
Accumulated net realized gain (loss) on investments                                                                           2,847
                                                                                                                          3,626,865
Unrealized appreciation                                                                                              --------------
                                                                                                                        $ 3,629,782
                                                                                                                     ==============


     The difference between components of distributable earnings on a book and tax basis is primarily related to wash losses.

     Cost of securities for Federal Income tax purpose is $29,058,464 and the related tax-based net unrealized appreciation consists of:

Gross unrealized appreciation                                                                                           $ 5,592,995

                                                                                                                        (1,966,130)
Gross unrealized depreciation                                                                                        --------------
                                                                                                                        $ 3,626,865
Net unrealized appreciation                                                                                          ==============


NOTE 5 - CAPITAL STOCK TRANSACTIONS

     Capital stock transactions for the fund were:


                                                                            CLASS I SHARES                  CLASS P SHARES
                                                                              YEAR ENDED                      YEAR ENDED
                                                                          DECEMBER 31, 2007                DECEMBER 31, 2007
                                                                   -------------------------------  -------------------------------
                                                                            SHARES           VALUE           SHARES           VALUE
                                                                    --------------  --------------   --------------  --------------

Shares sold                                                                696,863    $ 12,307,779            5,798       $ 105,957
Shares reinvested                                                           96,455       1,696,649              367           6,452
Shares redeemed(a)                                                        (391,052)     (6,933,973)          (7,640)       (135,782)
                                                                    --------------  --------------   --------------  --------------
Net increase (decrease)                                                    402,266     $ 7,070,455          (1,475)      $ (23,373)
                                                                    ==============  ==============   ==============  ==============
                                                                                                $-                            $ 425
(a) Net of redemption fees                                                          ==============                   ==============



                                                                            CLASS I SHARES                  CLASS P SHARES
                                                                              YEAR ENDED                      YEAR ENDED
                                                                          DECEMBER 31, 2006               DECEMBER 31, 2006*
                                                                   -------------------------------  -------------------------------
                                                                            SHARES           VALUE           SHARES           VALUE
                                                                    --------------  --------------   --------------  --------------

Shares sold                                                              1,050,610    $ 16,267,469            8,352       $ 126,686
Shares reinvested                                                              178           3,042               --              --
Shares redeemed                                                           (399,589)     (6,203,741)               --              --
                                                                    --------------  --------------   --------------  --------------
Net increase (decrease)                                                    651,199    $ 10,066,770            8,352       $ 126,686
                                                                    ==============  ==============   ==============  ==============


     * - Commencement of operationswas August 15, 2006.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS

WORLD FUNDS, INC.

RICHMOND, VIRGINIA

We have audited the accompanying statement of assets and liabilities of the Epoch U.S. All Cap Equity Fund, a series of The World Funds, Inc., including the schedule of investments as of December 31, 2007, the related statement of operations for the year ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Epoch U.S. All Cap Equity Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
PHILADELPHIA, PENNSYLVANIA
FEBRUARY 28, 2008

SUPPLEMENTAL INFORMATION (UNAUDITED)
THE WORLD FUNDS, INC.
(THE "COMPANY")

Information pertaining to the directors and officers of the Fund is set forth below. The names, addresses and birth years of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Company, are noted with an asterisk (*). The Statement of Additional Information (the "SAI") includes additional information about the directors and is available without charge upon request by calling, toll-free, (800) 527-9525.

NAME, ADDRESS AND YEAR    POSITION(S) HELD     NUMBER OF FUNDS      PRINCIPAL OCCUPATION(S) DURING THE PAST 5    OTHER
BORN                      WITH COMPANY AND     IN THE COMPANY       YEARS                                        DIRECTORSHIPS BY
                          TENURE               OVERSEEN                                                          DIRECTORS AND
                                                                                                                 NUMBER OF FUNDS
                                                                                                                 IN THE COMPLEX
                                                                                                                 OVERSEEN

INTERESTED DIRECTORS:
* John Pasco, III(1)      Chairman,            10                   Treasurer and Director of Commonwealth       The World
8730 Stony Point          Director and                              Shareholder Services, Inc. ("CSS"), the      Insurance Trust -
Parkway                   Treasurer since                           Company's Administrator, since 1985;         1 Fund
Suite 205                 May, 1997                                 President and Director of First Dominion
Richmond, VA 23235                                                  Capital Corp. ("FDCC"), the Company's
(1945)                                                              underwriter, and President and Director
                                                                    of Fund Services, Inc., the Company's
                                                                    Transfer and Disbursing Agent since 1987;
                                                                    President and Treasurer of Commonwealth
                                                                    Capital Management, Inc. since 1983;
                                                                    President of Commonwealth Capital
                                                                    Management, LLC, since 1984; President
                                                                    and Director of Commonwealth Fund
                                                                    Accounting, Inc., which provides
                                                                    bookkeeping services to the Company, and
                                                                    Chairman and Trustee of The World
                                                                    Insurance Trust, a registered investment
                                                                    company, since May, 2002. Mr. Pasco is
                                                                    also a certified public accountant.


NAME, ADDRESS AND YEAR    POSITION(S) HELD     NUMBER OF FUNDS      PRINCIPAL OCCUPATION(S) DURING THE PAST 5    OTHER
BORN                      WITH COMPANY AND     IN THE COMPANY       YEARS                                        DIRECTORSHIPS BY
                          TENURE               OVERSEEN                                                          DIRECTORS AND
                                                                                                                 NUMBER OF FUNDS
                                                                                                                 IN THE COMPLEX
                                                                                                                 OVERSEEN

INTERESTED DIRECTORS:
Samuel Boyd, Jr. (2)      Director since       10                   Retired. Manager of the Customer Services    The World
8730 Stony Point          May, 1997                                 Operations and Accounting Division of the    Insurance Trust -
Parkway                                                             Potomac Electric Power Company from          1 Fund; Satuit
Suite 205                                                           August,1978 until April, 2005; a Trustee     Capital
Richmond, VA 23235                                                  of World Insurance Trust, a registered       Management Trust
(1940)                                                              investment company, since May, 2002; a       - 1 Fund.
                                                                    Trustee of Satuit Capital Management
                                                                    Trust, a registered investment company,
                                                                    since October, 2002; and a Trustee of
                                                                    Janus Advisors Series Trust, a registered
                                                                    investment company, from 2003 to 2005.


NON-INTERESTED DIRECTORS:

William E. Poist          Director since       10                   Financial and Tax Consultant through his     The World
8730 Stony Point          May, 1997                                 firm Management Consulting for               Insurance Trust -
Parkway                                                             Professionals since 1974; a Trustee of       1 Fund; Satuit
Suite 205                                                           Satuit Capital Management Trust, a           Capital
Richmond, VA 23235                                                  registered investment company, since         Management Trust
(1939)                                                              November, 2003; and a Trustee of World       - 1 Fund.
                                                                    Insurance Trust, a registered investment
                                                                    company, since May, 2002. Mr. Poist is
                                                                    also a certified public accountant.
Paul M. Dickinson         Director since       10                   President of Alfred J. Dickinson, Inc.       The World
8730 Stony Point          May, 1997                                 Realtors since April, 1971; a Trustee of     Insurance Trust -
Parkway                                                             Satuit Capital Management Trust, a           1 Fund; Satuit
Suite 205                                                           registered investment company, since         Capital
Richmond, VA 23235                                                  November, 2003; and Trustee of World         Management Trust
(1947)                                                              Insurance Trust, a registered investment     - 1 Fund.
                                                                    company, since May, 2002.


OFFICERS:

*Leland H. Faust          President of the     N/A                  President of CSI Capital Management,         N/A
600 California Street     CSI Equity Fund                           Inc., a registered investment adviser,
18th Floor                series since                              since 1978. Partner in the law firm
San Francisco, CA         October, 1997                             Taylor & Faust since September, 1975.
94108
(1946)


OFFICERS:

*John T. Connor, Jr.      Vice President of    N/A                  President of Third Millennium Investment     N/A
1185 Avenue of the        the Company and                           Advisors, LLC, a registered investment
Americas                  President of the                          adviser, since April, 1998; and Director
32nd Floor                Third Millennium                          of Teton Energy Corporation since 1993.
New York, NY 10036        Russia Fund
(1941)                    series since
                          October, 1998
*Robert J. Sullivan       Vice President of    N/A                  Chairman, President and Treasurer of         N/A
2807 Gaston Gate          the Company and                           Satuit Capital Management Trust, an open-
Mt. Pleasant, SC 29466    President of the                          end investment management company, since
(1960)                    Satuit Capital                            December, 2000; Managing Director and
                          Management Small                          Investment Officer of Satuit Capital
                          Cap Fund series                           Management, LLC, a registered investment
                          (formerly                                 adviser, from June, 2000 to Present.
                          GenomicsFund)
                          since January,
                          2003
*Jeffrey W. Taylor        Vice President of    N/A                  Chief Operating Officer of Dividend          N/A
518 17th Street           the Company, and                          Capital Investments LLC (investment
Suite 1200                President of the                          adviser) since December, 2005; Vice
Denver, CO 80202          Dividend Capital                          President of Business Services from
(1973)                    Realty Income                             February, 2004 to December, 2005; Product
                          Fund series since                         Manager, INVESCO Inc. from July, 2003 to
                          March, 2006.                              January, 2004; and Manager of Marketing
                                                                    and Business Analytics, INVESCO Funds
                                                                    Group Inc. from 1999 to 2003.
*Gunter Faschang          Vice President of    N/A                  Vice President, Vontobel Asset Management    N/A
450 Park Avenue           the Company and                           (investment adviser) since 2001 and head
New York, NY 10022        President of the                          of Eastern European equity management and
(1972)                    Eastern European                          research, Vontobel Asset Management AG
                          Equity Fund                               since 2001.
                          series since May,
                          2001.


OFFICERS:

*J. Allen Gray            Vice President of    N/A                  Managing Partner at Osprey Partners          N/A
Shrewsbury Executive      the Company and                           Investment Management, LLC (investment
Center II,                President of the                          adviser) since 2004; Principal at Osprey
1040 Broad Street,        Osprey                                    Partners Investment Management, LLC from
Shrewsbury, NJ 07702      Concentrated                              2002 to 2004. Senior Vice President at
(1961)                    Large Cap Value                           Osprey Partners Investment Management,
                          Equity Fund                               LLC from 1999 to 2002.
                          Series since
                          September 2006
Karen M. Shupe            Secretary since      N/A                  Executive Vice President of                  N/A
8730 Stony Point          2005 and                                  Administration and Accounting,
Parkway                   Treasurer since                           Commonwealth Shareholder Services, Inc.
Suite 205                 2006                                      since 2003; Financial Reporting Manager,
Richmond, VA 23235                                                  Commonwealth Shareholder Services, Inc.,
(1964)                                                              from 2001 to 2003.

David D. Jones, Esq.      Chief Compliance     N/A                  Co-founder and Managing Member of Drake      N/A
230 Spring Hills Drive    Officer                                   Compliance, LLC (compliance consulting)
Suite 340                                                           since 2004; founder and controlling
Spring, TX 77380                                                    shareholder of David Jones & Associates
(1957)                                                              (law firm) since 1998; President and
                                                                    Chief Executive Officer of Citco Mutual
                                                                    Fund Services, Inc. from 2001 to 2003.


(1) Mr. Pasco is considered to be an "interested person" as that term is defined in the 1940 Act. Mr. Pasco is an interested person of the Company because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, which serves as the investment adviser to the Eastern European Equity Fund and the Satuit Capital Management Small Cap Fund (formerly GenomicsFund); (3) he is an affiliated person of Third Millennium Investment Advisors, LLC, which serves as the investment sub-adviser to the Third Millennium Russia Fund, and Satuit Capital Management, LLC, which serves as the investment sub-adviser to the Satuit Capital Management Small Cap Fund (formerly GenomicsFund); (4) he owns First Dominion Capital Corp. ("FDCC"), the principal underwriter of the Company; and (5) he owns or controls several of the Company's service providers, including Commonwealth Shareholder Services, Inc., the Company's Administrator, FDCC, the Company's underwriter, and Fund Services, Inc., the Company's Transfer and Disbursing Agent.

(2) Mr. Boyd is considered to be an "interested person" with respect to the Osprey Concentrated Large Cap Value Equity Fund, another series of the Company, because he is a member of the immediate family of an affiliated person of Osprey Partners Investment Management, LLC, which serves as the investment adviser to that Fund.

SUPPLEMENTAL INFORMATION (unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 will be available on or through the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVISORY CONTRACT RENEWAL

At a meeting of the Board of Directors of the Company (the "Board") held on November 29, 2007 (the "Meeting"), the Board, including the directors of the Company who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), re-approved the investment advisory agreement (the "Advisory Agreement") between the Company, on behalf of the Fund, and Epoch Investment Partners, Inc. (the "Advisor"), relating to the Fund.

In preparation for the Meeting, the Board requested and reviewed a wide variety of information from the Advisor, including written materials provided by the Advisor regarding: (i) the nature, extent and quality of the services to be provided by the Advisor; (ii) the investment performance of the Fund;
(iii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below. In approving the Advisory Agreement, the Board considered many factors, including the following:

(i) The nature, extent and quality of services provided by the Advisor. The Board reviewed the services that the Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund and generally managing the Fund's investments in accordance with the stated investment objective and policies of the Fund. The Board received information concerning the investment philosophy and investment process employed by the Advisor in managing the Fund. Additionally, representatives from the Advisor joined the Meeting and provided the Board with a presentation regarding the Advisor's organization, capital structure and its positive compliance history. The Board considered and discussed, among other things, the Fund's performance, market conditions, and the Advisor's investment process. On this basis, along with information provided in advance of the Meeting, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by the Advisor.

(ii) Investment performance of the Fund and the Advisor. The Board, using written materials provided by the Advisor and by Lipper, considered the Fund's performance compared to a benchmark index and other similar mutual funds for various trailing periods. In particular, the Board noted that the Fund's performance was within the range of its peer group and the Lipper Index, and concluded that it was satisfied with the investment performance of the Fund.

(iii) Consideration of advisory fee, cost of advisory services and level of profitability of the Advisor from the relationship with the Fund. Next, the Board considered the level of advisory fees paid by the Fund and the profitability of the Advisor. As part of its analysis, the Board considered fee and expense analyses compiled by Lipper, and noted that the Fund's total fees and expenses were within the range of fees and expenses paid by other funds with common asset levels. Representatives from the Advisor also discussed with the Board fees charged by comparable funds. In reviewing the advisory fee, the Board considered fees paid by other funds of comparable size and investment objective, noting that the advisory fee received by the Advisor was comparable to and competitive with fees charged to those funds. Based on such information, the Board concluded that the advisory fee and the overall expense ratio of the Fund were generally consistent with industry averages and otherwise fair and reasonable in light of services provided and the Fund's current asset level.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect such economies of scale. In concluding that the advisory fees payable by the Fund were reasonable, the Board reviewed, among other things, a report of the costs of services provided by and the profits realized by the Advisor from its relationship with the Fund and concluded that such profits were not excessive. The Board also discussed the Advisor's financial condition with representatives of the Advisor at the Meeting. Additionally, the Board reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee was reasonable and the expense ratio paid by the Fund was consistent with industry standards. The Board also considered the Advisor's contractual agreement to waive a portion of its advisory fee in an effort to control the Fund's expense ratio. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not believe that such economies had yet occurred.

(v) Other considerations. The Board also determined that the Advisor has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by the Advisor's expense limitation and fee waiver arrangement with the Fund.

After consideration of this information and such other items as the Independent Directors deemed appropriate, the Board concluded that the Advisory Agreement contained terms, including the provision for fees, that were fair and reasonable to the Fund. The Board, including a majority of the Independent Directors of the Company, unanimously approved the Advisory Agreement.

INVESTMENT ADVISER:

Epoch Investment Partners, Inc.
640 Fifth Avenue, 18th Floor
New York, NY 10019

DISTRIBUTOR:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Tait, Weller and Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

TRANSFER AGENT:

For account information, wire purchase or redemptions, call or write to Epoch U.S. All Cap Equity Fund's Transfer Agent:

Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

MORE INFORMATION:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free. Fund information is also available online at theworldfunds.com.



                                [LOGO GRAPHICS]
                                     EPOCH


                         ANNUAL REPORT TO SHAREHOLDERS

                         EPOCH U.S. ALL CAP EQUITY FUND

                       A series of The World Funds, Inc.
                         A "Series" Investment Company


                      FOR THE YEAR ENDED DECEMBER 31, 2007

Dear Shareholder:

We submit to you the shareholder report for Dividend Capital Realty Income Fund for the period January 1, 2007 to December 31, 2007.

Triggered by concerns within the U.S. housing market, sub-prime mortgages and the impact to credit markets around the world, the latter months of this reporting period have been characterized by significant turmoil in global financial markets. This credit crisis has been indiscriminate in its scope, impacting pricing and liquidity on a wide variety of debt and credit-sensitive instruments across industries and credit quality. One outcome of this has been significant decline in valuations for real estate securities, including common and preferred equity of REITs.

We are disappointed with the Fund's recent performance, but continue to focus our efforts on finding opportunities that we believe will preserve value and positioning the Fund to offer the opportunity for attractive total returns as market conditions change. We believe the Fund's structure, which combines exposure to common stock of U.S. and Canadian real estate companies as well as preferred stock of U.S. real estate companies, offers a portfolio with the potential to deliver attractive current income and capital appreciation potential. In addition, we have recently expanded the Fund's investment mandate to include real estate companies outside of North America. As market conditions change, we believe this diversified structure also enhances our ability to adjust the portfolio through market cycles with an asset allocation and security selection process that offers more strategic alternatives than your typical REIT fund.

Performance Review

As displayed in the performance table that follows this letter, the Fund's NAV total return was (18.56%) during the fiscal period and 7.02% since inception. As reference points, the results can be compared to a return of (15.00%) and 1.15% for the Wachovia Hybrid & Preferred REIT Securities Index and (16.82%) and 13.80% for the MSCI U.S. REIT Index, over the year and since inception periods, respectively.

Over the fiscal time period, DCA's NAV performance was driven by declines in the valuations of all asset classes in which we invest.

Within the preferred stock portfolio (63.87% of net assets as of 12/31/07), the Fund experienced a decline in values driven by what we believe to be primarily technical rather than widespread fundamental issues. As liquidity dried up across a wide variety of credit and real estate sensitive securities, preferred stocks experienced a significant decline in trading volumes and market prices. This price decline disproportionally impacted the Fund's non-investment grade and unrated preferred positions which led to underperformance within this asset class. In addition, the Fund's investments in preferred securities issued by American Home Mortgage Investment Corp. experienced a significant decline in value as a result of that company's bankruptcy filing. At this point, we believe underlying fundamentals on the majority of this portfolio remain good. In our opinion, we believe these investments represent the potential for an increase in long-term value as they are trading at attractive absolute and relative yields.

Within the common stock portion of our portfolio (35.23% of net assets as of 12/31/07), the Fund experienced declines in the values of U.S. Equity REITs and Canadian real estate companies. In particular, U.S. Equity REITs have declined 26.63% from their February 7, 2007 peak and appear to be priced for a larger decline in commercial real estate values than has occurred thus far. While common stocks overall detracted from performance, the Fund's relative performance within this asset class outperformed the MSCI U.S. REIT Index via a combination of stock selection in the U.S. and the decision to invest in Canadian real estate companies.

Outlook

In our opinion, significant risks are prevalent in the U.S. economy and financial markets. The full impact of the credit crisis and ongoing declines in home prices on the U.S. economy, and therefore commercial real estate fundamentals, is uncertain. The persistence, duration and expansion of the credit crisis and de-leveraging of financial markets increase these risks. In reaction to these risks, we believe, there have been positive steps taken to address market issues, including actions by the U.S. Federal Reserve to aggressively lower the Fed Funds Rate, the quick approval of an economic stimulus package and other measures taken by the U.S. Government.

In closing, we continue to have conviction in the Fund's investment strategy, which we believe offers the potential for attractive total return via current income and the ability to realize NAV appreciation over time. Through our focus on execution of the Fund's strategy and options offered by investments across the capital structure of real estate companies, we believe the Fund's long-term investment objectives can be achieved. Thank you for your continued support.

                      COMPARISON OF $10,000 INVESTMENT IN
    DIVIDEND CAPITAL REALTY INCOME FUND VS. MORGAN STANLEY REIT INDEX( RMS), MERRILL LYNCH REIT PREFERRED INDEX( MLRP) AND WACHOVIA HYBRID & PREFERRED REIT
                            SECURITIES INDEX (WACH)
                                 CLASS A SHARES
                          ( SALES LOAD NOT REFLECTED)


                 [ CLASS A SHARES PERFORMANCE CHART GOES HERE ]

                        FUND            MORGAN STANLEY     MERRILL LYNCH REIT           WACHOVIA HYBRID & PREFERRED
                                        REIT INDEX (RMS)   PREFERRED INDEX (MLRP)       REIT SECURITIES INDEX (WACH)


12/18/03                10.00           10.00                   10.00                   10.00
12/03                   10.01           10.11                   10.06                   10.06
03/04                   11.12           11.33                   10.30                   10.32
06/04                   10.70           10.63                    9.94                    9.94
09/04                   11.51           11.53                   10.45                   10.52
12/04                   12.67           13.29                   10.66                   10.81
03/05                   12.20           12.30                   10.58                   10.74
06/05                   13.23           14.14                   10.96                   11.14
09/05                   13.41           14.65                   10.99                   11.24
12/05                   13.56           14.91                   10.93                   11.20
03/06                   14.50           17.16                   11.24                   11.47
06/06                   14.56           16.91                   11.11                   11.49
09/06                   15.32           18.54                   11.68                   11.98
12/06                   16.17           20.26                   12.00                   12.32
03/07                   16.30           20.96                   12.16                   12.42
06/07                   15.74           18.95                   12.05                   12.36
09/07                   15.08           19.41                   11.68                   11.75
12/07                   13.17           16.85                   10.43                   10.47


     Past performance is not predictive of future performance. Performance figures do not include deduction of maximum applicable sales charges.

     DIVIDEND CAPITAL REALTY INCOME FUND                        RMS
     MLRP                                                       WACH

[END BAR CHART]

                      COMPARISON OF $10,000 INVESTMENT IN
    DIVIDEND CAPITAL REALTY INCOME FUND VS. MORGAN STANLEY REIT INDEX( RMS), MERRILL LYNCH REIT PREFERRED INDEX( MLRP) AND WACHOVIA HYBRID & PREFERRED REIT
                            SECURITIES INDEX (WACH)
                                 CLASS A SHARES
                        ( MAXIMUM SALES LOAD REFLECTED)


             [ CLASS A MAX SALES LOAD PERFORMANCE CHART GOES HERE ]

                        FUND            MORGAN STANLEY     MERRILL LYNCH REIT           WACHOVIA HYBRID & PREFERRED
                                        REIT INDEX (RMS)   PREFERRED INDEX (MLRP)       REIT SECURITIES INDEX (WACH)


12/18/03                 9.43           10.00                   10.00                   10.00
12/03                    9.43           10.11                   10.06                   10.06
03/04                   10.48           11.33                   10.30                   10.32
06/04                   10.08           10.63                    9.94                    9.94
09/04                   10.85           11.53                   10.45                   10.52
12/04                   11.95           13.29                   10.66                   10.81
03/05                   12.00           12.30                   10.58                   10.74
06/05                   12.47           14.14                   10.96                   11.14
09/05                   12.64           14.65                   10.99                   11.24
12/05                   12.78           14.91                   10.93                   11.20
03/06                   13.66           17.16                   11.24                   11.47
06/06                   13.72           16.91                   11.11                   11.49
09/06                   14.44           18.54                   11.68                   11.98
12/06                   15.24           20.26                   12.00                   12.32
03/07                   15.36           20.96                   12.16                   12.42
06/07                   14.84           18.95                   12.05                   12.36
09/07                   14.22           19.41                   11.68                   11.75
12/07                   12.41           16.85                   10.43                   10.47


Past performance is not predictive of future performance.  Performance figures include deduction of maximum applicable sales charges.

     DIVIDEND CAPITAL REALTY INCOME FUND                        RMS
     MLRP                                                       WACH


[END BAR CHART]



                                                                                                            CLASS A SHARES1
                                                                                                                     AVERAGE ANNUAL
                                                                                                                         RETURN
                                                                                                     TOTAL RETURN        SINCE
                                                                                                       ONE YEAR        INCEPTION
                                                                                                        ENDED          12/18/2003
                                                                                                      12/31/2007     TO 12/31/2007
                                                                                                     --------------  --------------
NO SALES LOAD REFLECTED:                                                                               (18.56%)          7.02%
MAXIMUM SALES LOAD REFLECTED:                                                                          (23.32%)          5.47%
MORGAN STANLEY REIT INDEX:                                                                             (16.82%)          13.80%
MERRILL LYNCH REIT PREFERRED INDEX:                                                                    (13.05%)          1.05%
WACHOVIA HYBRID & PREFERRED REIT SECURITIES INDEX:                                                     (15.00%)          1.15%

* THE TOTAL RETURN SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION
OF FUND SHARES.


The Morgan Stanley REIT Index is a capitalization weighted benchmark index of actively traded public real estate investment trusts.

The Merrill Lynch REIT Preferred Index is an unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance.

The Wachovia Hybrid & Preferred REIT Securities Index is a capitalization weighted unmanaged index of exchange listed perpetual REIT preferred stocks and depository shares.

(1) - The Fund changed its fiscal year-end from September 30 to December 31, effective for the fiscal period beginning October 1, 2006 and ending December 31, 2006.

(The comparative indices are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

                      COMPARISON OF $10,000 INVESTMENT IN
    DIVIDEND CAPITAL REALTY INCOME FUND VS. MORGAN STANLEY REIT INDEX( RMS), MERRILL LYNCH REIT PREFERRED INDEX( MLRP) AND WACHOVIA HYBRID & PREFERRED REIT
                            SECURITIES INDEX (WACH)
                                 CLASS C SHARES


                      [ CLASS C SHARES PERFORMANCE CHART GOES HERE ]

                        FUND            MORGAN STANLEY     MERRILL LYNCH REIT           WACHOVIA HYBRID & PREFERRED
                                        REIT INDEX (RMS)   PREFERRED INDEX (MLRP)       REIT SECURITIES INDEX (WACH)


12/18/03                 10.00          10.00                   10.00                   10.00
12/03                    10.01          10.11                   10.06                   10.06
03/04                    11.09          11.33                   10.30                   10.32
06/04                    10.65          10.63                    9.94                    9.94
09/04                    11.43          11.53                   10.45                   10.52
12/04                    12.56          13.29                   10.66                   10.81
03/05                    12.06          12.30                   10.58                   10.74
06/05                    13.05          14.14                   10.96                   11.14
09/05                    13.20          14.65                   10.99                   11.24
12/05                    13.33          14.91                   10.93                   11.20
03/06                    14.21          17.16                   11.24                   11.47
06/06                    14.25          16.91                   11.11                   11.49
09/06                    14.98          18.54                   11.68                   11.98
12/06                    15.78          20.26                   12.00                   12.32
03/07                    15.88          20.96                   12.16                   12.42
06/07                    15.29          18.95                   12.05                   12.36
09/07                    14.63          19.41                   11.68                   11.75
12/07                    12.75          16.85                   10.43                   10.47


           Past performance is not predictive of future performance.

     DIVIDEND CAPITAL REALTY INCOME FUND                        RMS
     MLRP                                                       WACH


[END BAR CHART]




                                                                                                            CLASS C SHARES1


                                                                                                                     AVERAGE ANNUAL
                                                                                                                         RETURN
                                                                                                     TOTAL RETURN        SINCE
                                                                                                       ONE YEAR        INCEPTION
                                                                                                        ENDED          12/18/2003
                                                                                                      12/31/2007     TO 12/31/2007
                                                                                                     --------------  --------------
CLASS C:                                                                                               (19.21%)          6.26%
MORGAN STANLEY REIT INDEX:                                                                             (16.82%)          13.80%
MERRILL LYNCH REIT PREFERRED INDEX:                                                                    (13.05%)          1.05%
WACHOVIA HYBRID & PREFERRED REIT SECURITIES INDEX:                                                     (15.00%)          1.15%

* THE TOTAL RETURN SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION
OF FUND SHARES.


The Morgan Stanley REIT Index is a capitalization weighted benchmark index of actively traded public real estate investment trusts.

The Merrill Lynch REIT Preferred Index is an unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance.

The Wachovia Hybrid & Preferred REIT Securities Index is a capitalization weighted unmanaged index of exchange listed perpetual REIT preferred stocks and depository shares.

(1) - The Fund changed its fiscal year-end from September 30 to December 31, effective for the fiscal period beginning October 1, 2006 and ending December 31, 2006.

(The comparative indices are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

                      COMPARISON OF $10,000 INVESTMENT IN
    DIVIDEND CAPITAL REALTY INCOME FUND VS. MORGAN STANLEY REIT INDEX( RMS), MERRILL LYNCH REIT PREFERRED INDEX( MLRP) AND WACHOVIA HYBRID & PREFERRED REIT
                            SECURITIES INDEX (WACH)
                                 CLASS I SHARES


                 [ CLASS I SHARES PERFORMANCE CHART GOES HERE ]

                        FUND            MORGAN STANLEY     MERRILL LYNCH REIT           WACHOVIA HYBRID & PREFERRED
                                        REIT INDEX (RMS)   PREFERRED INDEX (MLRP)       REIT SECURITIES INDEX (WACH)


12/18/03                10.00           10.00                   10.00                   10.00
12/03                   10.01           10.11                   10.06                   10.06
03/04                   11.12           11.33                   10.30                   10.32
06/04                   10.70           10.63                    9.94                    9.94
09/04                   11.51           11.53                   10.45                   10.52
12/04                   13.24           13.29                   10.66                   10.81
03/05                   12.74           12.30                   10.58                   10.74
06/05                   13.83           14.14                   10.96                   11.14
09/05                   14.02           14.65                   10.99                   11.24
12/05                   14.19           14.91                   10.93                   11.20
03/06                   15.17           17.16                   11.24                   11.47
06/06                   15.25           16.91                   11.11                   11.49
09/06                   16.00           18.54                   11.68                   11.98
12/06                   16.97           20.26                   12.00                   12.32
03/07                   17.11           20.96                   12.16                   12.42
06/07                   16.53           18.95                   12.05                   12.36
09/07                   15.82           19.41                   11.68                   11.75
12/07                   13.84           16.85                   10.43                   10.47


           Past performance is not predictive of future performance.

     DIVIDEND CAPITAL REALTYINCOME FUND                         RMS
     MLRP                                                       WACH


[END BAR CHART]




                                                                                                            CLASS I SHARES1


                                                                                                                     AVERAGE ANNUAL
                                                                                                                         RETURN
                                                                                                     TOTAL RETURN        SINCE
                                                                                                       ONE YEAR        INCEPTION
                                                                                                        ENDED          12/18/2003
                                                                                                      12/31/2007     TO 12/31/2007
                                                                                                     --------------  --------------
CLASS I:                                                                                               (18.28%)          8.32%
MORGAN STANLEY REIT INDEX:                                                                             (16.82%)          13.80%
MERRILL LYNCH REIT PREFERRED INDEX:                                                                    (13.05%)          1.05%
WACHOVIA HYBRID & PREFERRED REIT SECURITIES INDEX:                                                     (15.00%)          1.15%

* THE TOTAL RETURN SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION
OF FUND SHARES.


The Morgan Stanley REIT Index is a capitalization weighted benchmark index of actively traded public real estate investment trusts.

The Merrill Lynch REIT Preferred Index is an unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance.

The Wachovia Hybrid & Preferred REIT Securities Index is a capitalization weighted unmanaged index of exchange listed perpetual REIT preferred stocks and depository shares.

(1) - The Fund changed its fiscal year-end from September 30 to December 31, effective for the fiscal period beginning October 1, 2006 and ending December 31, 2006.


(The comparative indices are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)
                                       6

DIVIDEND CAPITAL REALTY INCOME FUND

FUND EXPENSES

FUND EXPENSES EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or contingent deferred sales charges on certain redemptions and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2007 and held for the six months ended December 31, 2007.

ACTUAL EXPENSES EXAMPLE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on certain purchases and contingent deferred sales charges on certain redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                                                             Expenses Paid During
                                                                                                                  the Period*
                                                    Beginning Account Value       Ending Account Value       July 1, 2007 through
A CLASS                                                   July 1, 2007              December 31, 2007          December 31, 2007


Actual                                                      $ 1,000                     $ 801.74                    $ 8.17
Hypothetical (5% return before expenses)                    $ 1,000                    $ 1,016.05                   $ 9.15



                                                                                                             Expenses Paid During
                                                                                                                    Period*
                                                    Beginning Account Value       Ending Account Value       July 1, 2007 through
C CLASS                                                   July 1, 2007              December 31, 2007          December 31, 2007


Actual                                                      $ 1,000                     $ 797.76                    $ 11.55
Hypothetical (5% return before expenses)                    $ 1,000                    $ 1,012.25                   $ 12.93



                                                                                                             Expenses Paid During
                                                                                                                    Period*
                                                    Beginning Account Value       Ending Account Value       July 1, 2007 through
I CLASS                                                   July 1, 2007              December 31, 2007          December 31, 2007


Actual                                                      $ 1,000                     $ 803.52                    $ 7.05
Hypothetical (5% return before expenses)                    $ 1,000                    $ 1,017.25                   $ 7.88


Expenses are equal to the Fund's annualized expense ratio of 1.80% for Class A; 2.55% for Class C and 1.55% for Class I, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days in the current year.

                      Dividend Capital Realty Income Fund
                    Asset Allocation as of December 31, 2007


                    [ ASSET ALLOCATION PIE CHART GOES HERE ]

Other assets, Net of Liabilities                 0.90%
Preferred Stock                                 63.87%
Common Stock                                    35.23%

[END PIE CHART]

                      DIVIDEND CAPITAL REALTY INCOME FUND
           COMMON STOCK HOLDINGS BY INDUSTRY SECTOR AS PERCENTAGE OF
                COMMON STOCK ALLOCATION AS OF DECEMBER 31, 2007



                   [ COMMON STOCK ALLOCATION CHART GOES HERE ]

INDUSTRY SECTOR                 PERCENTAGE OF COMMON STOCK ALLOCATION
---------------                 -------------------------------------

Apartments                              4.06%
Healthcare                              1.74%
Hotels                                  0.98%
Industrial                              3.20%
Net Lease                               1.12%
Office/Central Business Distribution    4.24%
Office/Suburban                         2.25%
Other Real Estate Companies             5.18%
Realty/Diversified                      4.52%
Regional Malls                          6.15%
Self Storage                            0.17%
Shopping Center                         1.62%

[END CHART]





                      DIVIDEND CAPITAL REALTY INCOME FUND
          PREFERRED STOCK HOLDINGS BY INDUSTRY SECTOR AS PERCENTAGE OF
               PREFERRED STOCK ALLOCATION AS OF DECEMBER 31, 2007



                     [ PREFERRED ALLOCATION CHART GOES HERE ]

INDUSTRY SECTOR                 PERCENTAGE OF PREFERRED STOCK ALLOCATION
---------------                 -------------------------------------

Apartments                              7.35%
Hotels                                 13.91%
Net Lease                               3.33%
Office/Central Business Distribution    1.90%
Office/Suburban                        20.70%
Regional Malls                          2.02%
Shopping Center                         3.09%
Specialty Finance                      11.58%

[END CHART]

                      DIVIDEND CAPITAL REALTY INCOME FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2007


   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------


                COMMON STOCK                                                                               35.23%

                APARTMENTS:                                                                                 4.06%
    2,000       American Campus                                                                                            $ 53,700
     300        Avalonbay Communities, Inc.                                                                                  28,242
    3,500       Boardwalk Equities                                                                                          159,075
    5,400       Canadian Apartment Properties Real Estate Investment Trust (Canada)                                          87,525
    3,300       Essex Property Trust                                                                                        321,717
   10,800       Northern Property Real Estate Investment Trust (Canada)                                                     244,080
                                                                                                                            894,339

                HEALTHCARE:                                                                                 1.74%
    4,500       Chartwell Seniors Housing Real Estate Investment (Canada)                                                    51,660
    6,700       HCP, Inc.                                                                                                   233,026
    2,200       Ventas, Inc.                                                                                                 99,550
                                                                                                                            384,236

                HOTELS:                                                                                     0.98%
    3,400       Host Hotels & Resort                                                                                         57,936
    1,800       LaSalle Hotel                                                                                                57,420
    2,300       Starwood Hotels & Resorts Worldwide, Inc.                                                                   101,269
                                                                                                                            216,625

                INDUSTRIAL:                                                                                 3.20%
    5,100       AMB Property Corp.                                                                                          293,556
    6,500       Prologis                                                                                                    411,970
                                                                                                                            705,526

                NET LEASE:                                                                                  1.12%
     900        Entertainment Properties Trust                                                                               42,300
    7,200       National Retail Properties, Inc.                                                                            168,336
    1,300       Realty Income Corporation                                                                                    35,126
                                                                                                                            245,762



   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------


                OFFICE/CENTRAL BUSINESS DISTRICT:                                                           4.24%
    6,400       Boston Properties, Inc.                                                                                   $ 587,584
    3,700       SL Green Realty Corp.                                                                                       345,802
                                                                                                                            933,386

                OFFICE/SUBURBAN:                                                                            2.25%
    1,100       Alexandra Real Estate Equities, Inc.                                                                        111,837
    4,600       Allied Properties Real Estate Investment Trust (Canada)                                                      96,465
     500        Digital Realty Trust, Inc.                                                                                   19,185
    1,600       Duke Realty Corp.                                                                                            41,728
    7,700       Highwood Properties, Inc.                                                                                   226,226
                                                                                                                            495,441

                OTHER REAL ESTATE COMPANIES:                                                                5.18%
   14,500       Brookfield Properties Corp.                                                                                 279,125
   80,000       Socovesa SA ADR 144A                                                                                        863,200
                                                                                                                          1,142,325

                REALTY/DIVERSIFIED:                                                                         4.52%
    4,700       Canadian Real Estate Investment Trust (Canada)                                                              137,757
    4,000       Cousins Property                                                                                             88,400
    4,800       Dundee Real Estate (Canada)                                                                                 163,680
    6,000       Vornado Realty Trust                                                                                        527,700
   133,000      Zhong AN Real Estate Ltd. (Hong Kong)                                                                        78,121
                                                                                                                            995,658

                REGIONAL MALLS:                                                                             6.15%
    3,000       Penn Real Estate Investment                                                                                  89,040
    4,200       Riocan Real Estate Investment Trust (Canada)                                                                 92,652
   10,500       Simon Property Group, Inc.                                                                                  912,030
    5,300       Taubman Centers, Inc.                                                                                       260,707
                                                                                                                          1,354,429

                SELF STORAGE:                                                                               0.17%
     500        Public Storage, Inc.                                                                                         36,705

                SHOPPING CENTER:                                                                            1.62%
    4,000       Calloway Realty Investment Trust (Canada)                                                                    99,040



   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                SHOPPING CENTER (continued):
     800        Federal Realty Investment Trust                                                                            $ 65,720
    5,300       Kimco Realty Corp.                                                                                          192,920
                                                                                                                            357,680

                TOTAL COMMON STOCKS                                                                                       7,762,112
                (Cost: $7,332,006)

                PREFERRED STOCK:                                                                           63.87%

                APARTMENTS:                                                                                 7.35%
   30,200       Apartment Investment & Management Co., Series G, 9.375%                                                     736,880
   18,500       Apartment Investment & Management Co., Series U, 7.750%                                                     387,020
   21,300       Associated Estates Realty Corp., Series B, 8.700%                                                           495,225
                                                                                                                          1,619,125

                HOTELS:                                                                                    13.91%
   21,000       Ashford Hospitality Trust, Series A, 8.550%                                                                 393,750
   22,200       Felcor Lodging Trust, Inc., Series C, 8.000%                                                                411,810
   30,500       Hersha Hospitality Trust, Series A, 8.000%                                                                  652,700
   12,700       Strategic Hotels & Resorts, Inc., Series A, 8.500%1                                                         238,506
   68,600       Strategic Hotels & Resorts, Inc., Series C, 8.250%                                                        1,337,700
    1,600       Sunstone Hotel Investors, Inc., Series A, 8.000%                                                             31,248
                                                                                                                          3,065,714

                NET LEASE:                                                                                  3.33%
   35,300       Entertainment Properties Trust, Series B, 7.750%                                                            734,240

                OFFICE/CENTRAL BUSINESS DISTRICT:                                                           1.90%
   30,000       Maguire Properties, Inc., Series A, 7.625%                                                                  418,200

                OFFICE/SUBURBAN:                                                                           20.70%
   60,000       Biomed Realty Trust, Inc., Series A, 7.375%                                                               1,227,000
   68,100       Brandywine Realty Trust, Series D, 7.375%                                                                 1,348,380
   12,900       Corporate Office Properties Trust, Series H, 7.500%                                                         264,450
   20,000       Digital Realty Trust, Inc., Series A, 8.500%                                                                450,200
   49,800       Digital Realty Trust, Inc., Series B, 7.750%                                                              1,103,070
    8,200       PS Business Parks, Inc., Series O, 7.375%                                                                   166,870
                                                                                                                          4,559,970



   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------


                REGIONAL MALLS:                                                                             2.02%
   18,800       Taubman Centers, Inc., Series G, 8.000%                                                                   $ 444,620

                SHOPPING CENTER:                                                                            3.09%
   28,300       Developers Diversified Realty Corp., Series H, 7.375%                                                       580,150
    5,400       Primaris Retail Real Estate (Canada)                                                                         99,919
                                                                                                                            680,069

                SPECIALTY FINANCE:                                                                         11.58%
   37,000       Capital Lease Funding, Inc., Series A, 8.125%                                                               712,620
   40,000       Gramercy Capital Corp., Series A, 8.125%                                                                    788,000
   25,000       Northstar Realty Finance Corp., Series A, 8.750%                                                            413,750
   40,000       Northstar Realty Finance Corp., Series B, 8.250%                                                            636,400
                                                                                                                          2,550,770

                TOTAL PREFERRED STOCK                                                                                    14,072,708
                (Cost: $17,742,771)

                TOTAL INVESTMENTS:
                (Cost: $25,074,777)                                                                        99.10%        21,834,820
                Other assets, net                                                                           0.90%           197,757

                NET ASSETS                                                                                100.00%      $ 22,032,577

(1) Restricted security, see Note 6 to Financial Statements

See Notes to Financial Statements


DIVIDEND CAPITAL REALTY INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007


ASSETS
  Investments at value (identified cost of $25,074,777) (Note 1)                                                       $ 21,834,820
  Cash                                                                                                                      260,407
  Dividends receivable                                                                                                      281,645
  Interest receivable                                                                                                           487
  Receivable for capital stock sold                                                                                             424
                                                                                                                             37,984
  Prepaid expenses                                                                                                   --------------
                                                                                                                         22,415,767
    TOTAL ASSETS                                                                                                     --------------

LIABILITIES
  Payable for capital stock redeemed                                                                                        360,971
  Unrealized (gain)/loss on forward foreign currency (Note 1)                                                                12,042
  Accrued management fees                                                                                                     2,852
  Accrued 12b-1 fees                                                                                                          2,199
  Accrued transfer agent and accounting fees                                                                                    185
  Accrued custodian fees                                                                                                      4,800
                                                                                                                                141
  Other accrued expenses                                                                                             --------------
                                                                                                                            383,190
    TOTAL LIABILITIES                                                                                                --------------

                                                                                                                       $ 22,032,577
NET ASSETS                                                                                                           ==============
  NET ASSETS CONSIST OF:
  Paid-in-capital applicable to 2,188,079 $0.01 par value shares of beneficial interest outstanding; 50,000,000
    shares authorized                                                                                                    25,968,595
  Accumulated net realized gain (loss) on investments                                                                     (688,055)
  Undistributed net investment income (loss)                                                                                  4,036
  Change in net unrealized appreciation of investments and translation of net assets and liabilities denominated        (3,251,999)
    in foreign currency contracts                                                                                    --------------
                                                                                                                       $ 22,032,577
  NET ASSETS                                                                                                         ==============

NET ASSET VALUE PER SHARE

   A CLASS
                                                                                                                            $ 10.11
   ($14,078,081 / 1,392,527 shares outstanding)                                                                      ==============
                                                                                                                            $ 10.73
MAXIMUM OFFERING PRICE PER SHARE ($10.11 X 100/94.25)                                                                ==============

   C CLASS
                                                                                                                             $ 9.98
   ($7,684,203 / 769,831 shares outstanding)                                                                         ==============

   I CLASS
                                                                                                                            $ 10.51
($270,293 / 25,721 shares outstanding)                                                                               ==============

See Notes to Financial Statements

DIVIDEND CAPITAL REALTY INCOME FUND
STATEMENT OF OPERATIONS


YEAR ENDED DECEMBER 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME
  Dividend (Net of foreign tax withheld of $23,492)                                                                     $ 1,795,470
                                                                                                                              5,395
  Interest                                                                                                           --------------
                                                                                                                          1,800,865
    Total investment income                                                                                          --------------

EXPENSES
  Investment advisory fees (Note 2)                                                                                         407,506
  12b-1 fees, Class A (Note 2)                                                                                               72,944
  Rule 12b-1 and servicing fees, Class C (Note 2)                                                                           112,378
  Recordkeeping and administrative services (Note 2)                                                                         40,832
  Accounting fees (Note 2)                                                                                                   20,628
  Transfer agent fees (Note 2)                                                                                               45,135
  Custody fees                                                                                                               13,867
  Professional fees                                                                                                          45,173
  Compliance fees                                                                                                             8,735
  Directors fees                                                                                                              9,340
  Registration fees (Note 2)                                                                                                 39,066
  Shareholder servicing and reports (Note 2)                                                                                 48,588
                                                                                                                             50,892
  Miscellaneous                                                                                                      --------------
    Total expenses                                                                                                          915,084
                                                                                                                           (97,116)
    Management fee waiver and reimbursed expenses (Note 2)                                                           --------------
                                                                                                                            817,968
    Expenses, net                                                                                                    --------------
                                                                                                                            982,897
Net investment income                                                                                                --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on investments                                                                               (431,151)
    Net realized gain (loss) on foreign currency contracts                                                                (256,627)
    Change in net unrealized appreciation/ (depreciation) on investments                                                (7,194,523)
    Change in net unrealized appreciation/ (depreciation) on translation of net assets denominated in forward              (44,184)
    foreign currency contracts                                                                                       --------------
                                                                                                                        (7,926,485)
    Net realized and unrealized gain (loss) on investments                                                           --------------
                                                                                                                      $ (6,943,588)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                                    ==============

See Notes to Financial Statements

DIVIDEND CAPITAL REALTY INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                                                                  PERIOD OCTOBER 1,
                                                                                                        2006          YEAR ENDED
                                                                                     YEAR ENDED   THROUGH DECEMBER  SEPTEMBER 30,
                                                                                 DECEMBER 31, 2007    31, 2006*          2006
                                                                                    --------------   --------------  --------------


INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net investment income                                                                  $ 982,897        $ 471,940     $ 1,602,196
  Net realized gain on investments and foreign currencies                                (687,778)        1,621,225       1,319,876
  Change in unrealized appreciation/depreciation on investments and foreign            (7,238,707)          602,386       2,551,698
    currency contracts                                                              --------------   --------------  --------------
                                                                                       (6,943,588)        2,695,551       5,473,770
  Increase (decrease) in net assets from operations                                 --------------   --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    A Class                                                                              (914,344)        (391,430)     (1,184,643)
    C Class                                                                              (259,459)        (106,319)       (394,501)
    I Class                                                                               (10,076)          (4,342)        (23,052)
Net realized gain
    A Class                                                                              (588,806)      (1,067,629)       (782,880)
    C Class                                                                              (299,024)        (368,917)       (298,118)
                                                                                           (9,799)         (10,043)        (12,860)
    I Class                                                                         --------------   --------------  --------------
                                                                                       (2,081,508)      (1,948,680)     (2,696,054)
Decrease in net assets from distributions                                           --------------   --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Shares sold
    A Class                                                                              4,224,538        2,559,038      15,419,461
    C Class                                                                              1,175,161          730,248       2,512,886
    I Class                                                                                 20,900            4,000             100
  Distributions reinvested
    A Class                                                                              1,130,816        1,095,193       1,453,633
    C Class                                                                                490,122          403,094         573,033
    I Class                                                                                  4,842            2,857          11,974
  Shares redeemed
    A Class                                                                           (21,964,472)      (2,992,001)    (10,355,321)
    C Class                                                                            (4,142,660)        (307,130)     (3,748,430)
    I Class                                                                               (26,282)         (50,000)       (194,562)
  Return of Capital
    A Class                                                                               (56,273)               --              --
    C Class                                                                               (17,781)               --              --
                                                                                             (654)               --              --
    I Class                                                                         --------------   --------------  --------------
                                                                                      (19,087,035)        1,445,299       5,672,774
  Increase (decrease) in net assets from captial share transactions                 --------------   --------------  --------------
NET ASSETS
Increase (decrease) during period                                                     (28,112,131)        2,192,170       8,450,490
                                                                                        50,144,708       47,952,538      39,502,048
Beginning of period                                                                 --------------   --------------  --------------
END OF YEAR (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF $4,036, $-,      $ 22,032,577     $ 50,144,708    $ 47,952,538
  AND $(41,037), RESPECTIVELY.)                                                     ==============   ==============  ==============
* Effective October 1, 2006, the fund changed its year end from September 30 to December 31.


See Notes to Financial Statements
                                       16


DIVIDEND CAPITAL REALTY INCOME FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               CLASS A SHARES
                                          -----------------------------------------------------------------------------------------
                                                                                                                           PERIOD
                                             YEAR ENDED         PERIOD ENDED                   YEAR ENDED                  ENDED
                                          ---------------    ------------------    ----------------------------------    ----------
                                            DECEMBER 31,                            SEPTEMBER 30,      SEPTEMBER 30,
                                                2007            DECEMBER 31,            2006               2005          SEPTEMBER
                                          ---------------          2006**          ---------------    ---------------    30, 2004*

NET ASSET VALUE
                                              $ 13.24            $ 13.05               $ 12.22            $ 11.20           $ 10.00
  BEGINNING OF PERIOD                     -----------        -----------           -----------        -----------        ----------
INVESTMENT ACTIVITIES
  Net investment income (loss)                   0.25               0.13                  0.51               0.40              0.29
  Net realized and unrealized gain
    (loss) on investments and foreign          (2.62)               0.59                  1.16               1.41              1.21
    currency transactions                 -----------        -----------           -----------        -----------        ----------
                                               (2.37)               0.72                  1.67               1.81              1.50
  TOTAL FROM INVESTMENT ACTIVITIES        -----------        -----------           -----------        -----------        ----------
DISTRIBUTIONS
Net investment income                          (0.37)             (0.14)                (0.51)             (0.40)            (0.27)
                                               (0.39)             (0.39)                (0.33)             (0.39)            (0.03)
Net realized gain                         -----------        -----------           -----------        -----------        ----------
                                               (0.76)             (0.53)                (0.84)             (0.79)            (0.30)
  Total distributions                     -----------        -----------           -----------        -----------        ----------
NET ASSET VALUE
                                              $ 10.11            $ 13.24               $ 13.05            $ 12.22           $ 11.20
END OF PERIOD                             ===========        ===========           ===========        ===========        ==========

TOTAL RETURN                                 (18.56%)              5.58%                14.25%             16.48%            15.10%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets(A)
  Expenses(B)                                   1.80%              1.80%***              1.80%              1.80%          1.80%***
  Net investment income                         2.61%              3.95%***              4.08%              4.62%          4.83%***
Portfolio turnover rate                        72.88%             28.27%               118.41%            251.29%           497.37%
Net assets, end of period (000's)            $ 14,078           $ 36,930              $ 35,705           $ 27,140           $ 2,722

* Commencement of operations of each class of shares was December 18, 2003.
** Effective October 1, 2006, the Fund changed its year end from September 30 to December 31.
*** Annualized

(A) Fee waivers and reimbursements reduced the expense ratio and increased the net investment income ratio for each class by 0.24%
for the year ended December 31, 2007, 0.23% for the period October 1, 2006 through December 31, 2006, 0.18% for the year ended
September 30, 2006, 0.49% for the year ended September 30, 2005 and 6.76% for the period ended September 30, 2004.
(B) Expense ratio reflects the effect of fee waivers and reimbursements.


See Notes to Financial Statements


DIVIDEND CAPITAL REALTY INCOME FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               CLASS C SHARES
                                          -----------------------------------------------------------------------------------------
                                                                                                                           PERIOD
                                             YEAR ENDED         PERIOD ENDED                   YEAR ENDED                  ENDED
                                          ---------------    ------------------    ----------------------------------    ----------
                                            DECEMBER 31,                            SEPTEMBER 30,      SEPTEMBER 30,
                                                2007            DECEMBER 31,            2006               2005          SEPTEMBER
                                          ---------------          2006**          ---------------    ---------------    30, 2004*

NET ASSET VALUE
                                              $ 13.14            $ 12.94               $ 12.15            $ 11.16           $ 10.00
  BEGINNING OF PERIOD                     -----------        -----------           -----------        -----------        ----------
INVESTMENT ACTIVITIES
  Net investment income (loss)                   0.23               0.10                  0.42               0.32              0.21
  Net realized and unrealized gain
    (loss) on investments and foreign          (2.73)               0.60                  1.13               1.38              1.21
    currency transactions                 -----------        -----------           -----------        -----------        ----------
                                               (2.50)               0.70                  1.55               1.70              1.42
  TOTAL FROM INVESTMENT ACTIVITIES        -----------        -----------           -----------        -----------        ----------
DISTRIBUTIONS
Net investment income                          (0.27)             (0.11)                (0.43)             (0.32)            (0.23)
                                               (0.39)             (0.39)                (0.33)             (0.39)            (0.03)
Net realized gain                         -----------        -----------           -----------        -----------        ----------
                                               (0.66)             (0.50)                (0.76)             (0.71)            (0.26)
  Total distributions                     -----------        -----------           -----------        -----------        ----------
NET ASSET VALUE
                                               $ 9.98            $ 13.14               $ 12.94            $ 12.15           $ 11.16
END OF PERIOD                             ===========        ===========           ===========        ===========        ==========

TOTAL RETURN                                 (19.21%)              5.47%                13.31%             15.52%            14.29%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets(A)
  Expenses(B)                                   2.55%              2.55%***              2.55%              2.55%           2.55%***
  Net investment income                         1.86%              3.20%***              3.48%              3.87%           4.05%***
Portfolio turnover rate                        72.88%             28.27%               118.41%            251.29%           497.37%
Net assets, end of period (000's)             $ 7,684           $ 12,860              $ 11,858           $ 11,814           $ 1,266

* Commencement of operations of each class of shares was December 18, 2003.
** Effective October 1, 2006, the Fund changed its year end from September 30 to December 31.
*** Annualized

(A) Fee waivers and reimbursements reduced the expense ratio and increased the net investment income ratio for each class by 0.24%
for the year ended December 31, 2007, 0.23% for the period October 1, 2006 through December 31, 2006, 0.18% for the year ended
September 30, 2006, 0.49% for the year ended September 30, 2005 and 6.76% for the period ended September 30, 2004.
(B) Expense ratio reflects the effect of fee waivers and reimbursements.


See Notes to Financial Statements


DIVIDEND CAPITAL REALTY INCOME FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 CLASS I SHARES
                                             --------------------------------------------------------------------------------------
                                                                                                                           PERIOD
                                                YEAR ENDED        PERIOD ENDED                  YEAR ENDED                 ENDED
                                             ---------------    -----------------    --------------------------------    ----------
                                               DECEMBER 31,                          SEPTEMBER 30,     SEPTEMBER 30,
                                                   2007           DECEMBER 31,            2006              2005         SEPTEMBER
                                             ---------------         2006**          --------------    --------------    30, 2004*

NET ASSET VALUE
                                                 $ 13.73           $ 13.52              $ 12.67           $ 11.19           $ 10.00
  BEGINNING OF PERIOD                        -----------        ----------           ----------        ----------        ----------
INVESTMENT ACTIVITIES
  Net investment income (loss)                      0.37              0.16                 0.57              0.52              0.29
  Net realized and unrealized gain
    (loss) on investments and foreign             (2.81)              0.61                 1.18              1.87              1.21
    currency transactions                    -----------        ----------           ----------        ----------        ----------
                                                  (2.44)              0.77                 1.75              2.39              1.50
  TOTAL FROM INVESTMENT ACTIVITIES           -----------        ----------           ----------        ----------        ----------
DISTRIBUTIONS
Net investment income                             (0.39)            (0.17)               (0.57)            (0.52)            (0.28)
                                                  (0.39)            (0.39)               (0.33)            (0.39)            (0.03)
Net realized gain                            -----------        ----------           ----------        ----------        ----------
                                                  (0.78)            (0.56)               (0.90)            (0.91)            (0.31)
  Total distributions                        -----------        ----------           ----------        ----------        ----------
NET ASSET VALUE
                                                 $ 10.51           $ 13.73              $ 13.52           $ 12.67           $ 11.19
END OF PERIOD                                ===========        ==========           ==========        ==========        ==========

TOTAL RETURN                                    (18.28%)             5.73%               14.46%            21.83%            15.10%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets(A)
  Expenses(B)                                      1.55%             1.55%***             1.55%             1.55%           1.55%***
  Net investment income                            2.86%             4.20%***             4.64%             4.87%           5.08%***
Portfolio turnover rate                           72.88%            28.27%              118.41%           251.29%           497.37%
Net assets, end of period (000's)                  $ 270             $ 354                $ 390             $ 548              $ 53

* Commencement of operations of each class of shares was December 18, 2003.
** Effective October 1, 2006, the Fund changed its year end from September 30 to December 31.
*** Annualized

(A) Fee waivers and reimbursements reduced the expense ratio and increased the net investment income ratio for each class by 0.24%
for the year ended December 31, 2007, 0.23% for the period October 1, 2006 through December 31, 2006, 0.18% for the year ended
September 30, 2006, 0.49% for the year ended September 30, 2005 and 6.76% for the period ended September 30, 2004.
(B) Expense ratio reflects the effect of fee waivers and reimbursements.

See Notes to Financial Statements

DIVIDEND CAPITAL REALTY INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2007


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     The Dividend Capital Realty Income Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in December, 2003 as a series of TWF which has allocated to the Fund 50,000,000 (A Class: 15,000,000; B Class: 10,000,000; C Class:
10,000,000; I Class: 15,000,000) of its 1,050,000,000 shares of $.01 par value common stock. The Fund currently offers three Classes of shares ("Class A", "Class C", and "Class I").

     The investment objective of the Fund is to seek current income. Capital appreciation is a secondary objective. Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies principally engaged in the real estate industry, including real estate investment trusts ("REITs"). Such securities include common stocks, preferred stocks, debt securities, including commercial mortgage-backed securities, or securities convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

VALUATION

     The Fund's securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value.

     In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

SECURITY TRANSACTIONS AND INCOME

     Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The cost of securities sold is determined on a specific identification basis.

CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consist of money market funds.

ACCOUNTING ESTIMATES

     In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

     The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund's tax year is December 31, therefore, no federal income tax provision is required.

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004-2006 and December 31, 2006 - 2007) for purposes of implementing FIN 48 and has concluded that there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

RECLASSIFICATIONS

     Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassifed between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. At December 31, 2007, the Fund decreased undistributed net investment loss by $205,018, increased accumulated net realized loss by $194,634 and decreased paid-in-capital by $10,384.

CLASS NET ASSET VALUES AND EXPENSES

     All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable for each class.

FOREIGN CURRENCY

     Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments as appropriate. Foreign securities and currency transactions may involve certain consideration and risks not typically associated with those of domestic origin.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER AFFILIATED PARTY TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, the Advisor, Dividend Capital Investments, LLC, ("DCI"), provides investment advisory services for an annual fee of 1.00% of the average daily net assets of the Fund. DCI has contractually agreed to waive its fees and reimburse the Fund for expenses through March 2, 2009 in order to limit the Class A operating expenses to 1.80% of Class A average net assets; Class C operating expenses to 2.55% of Class C average net assets and Class I operating expenses to 1.55% of Class I average net assets. For the year ended December 31, 2007, the Advisor waived fees of $97,116.

     The Advisor will be entitled to reimbursement of fees waived or remitted by the Advisor to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of December 31, 2007 was $310,068 and expire as follows:

YEAR EXPIRING                                                                                                                AMOUNT
 ------------------------------------------------------------------------------------------------------------------  --------------

2008                                                                                                                      $ 111,696
2009                                                                                                                        101,256
2010                                                                                                                         97,116
                                                                                                                     --------------
                                                                                                                          $ 310,068
                                                                                                                     ==============


     The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Class A and Class C shares of the Fund may finance activities which are primarily intended to result in the sale of the Fund's Class A or Class C shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund. The Fund may incur such distribution expenses at the rate of 0.25% per annum on the Fund's A Class average daily net assets, and at the rate of 0.75% on the Fund's C Class average daily net assets. For the year ended December 31, 2007, there were $72,944 of distribution expenses incurred by the Fund's Class A shares.

     The Fund's Distribution and Service Plan for its Class C shares also provides that the Fund will compensate the Distributor with a servicing fee at the rate of 0.25% per annum of the Class C average daily net assets for the distributor's role of paying various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. For the year ended December 31, 2007 there were $112,378 of distribution and servicing fees incurred.

     Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. For other administrative services, CSS receives 0.10% of average daily net assets. CSS received $40,832 for its services for the year ended December 31, 2007. Additionally, CSS received $948 and $2,990 of the $48,588 in shareholder services and $39,066 registration fees, respectively for hourly services provided to the Fund.

     First Dominion Capital Corporation ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. Underwriting fees of $10,115 were received by FDCC in connection with the distribution of the Fund's shares during the year ended December 31, 2007. In addition, FDCC receives a contingent deferred sales charge ("CDSC") of 2% for certain Class A Fund share redemptions occurring within 30 days of purchase and for certain Class C Fund share redemptions occurring within 360 days of purchase. Shares redeemed subject to a CDSC will receive a lower redemption value per share. For the year ended December 31, 2007, the CDSC for Fund shares redeemed was $10,733.

     Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $45,135 for its services for the year ended December 31, 2007.

     Commonwealth Fund Accounting ("CFA") is the Fund's Accounting agent. CFA received $20,628 for its services for the year ended December 31, 2007.

     Certain officers and/or an interested director of the Fund are also officers, principals and/or director of CFA, CSS, DCI, FDCC and FSI.

NOTE 3 - INVESTMENTS

     The cost of purchases and the proceeds from sales of securities other than short-term notes for the year ended December 31, 2007, aggregated $28,211,216 and $47,621,695, respectively.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     Quarterly income dividends declared by the Fund are reallocated at December 31 to ordinary income, capital gains, and return of capital to reflect their tax character.

     The tax character of distributions paid during the year ended December 31, 2007, the period ended December 31, 2006 and the year ended September 30, 2006 were as follows:

                                                                                                                         YEAR ENDED
                                                                                        YEAR ENDED     PERIOD ENDED   SEPTEMBER 31,
                                                                                 DECEMBER 31, 2007DECEMBER 31, 2006            2006
                                                                                    --------------   --------------  --------------

Distributions paid from:
Ordinary income                                                                        $ 1,183,879      $ 1,850,515     $ 2,533,233
                                                                                           897,629           98,165         162,821
Net realized gain                                                                   --------------   --------------  --------------
                                                                                       $ 2,081,508      $ 1,948,680     $ 2,696,054
Total distributions                                                                 ==============   ==============  ==============


     As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:



Undistributed net investment income (loss)                                                                                 $ 4,036
Capital loss carryforward                                                                                                 (700,097)
                                                                                                                        (3,239,957)
Unrealized appreciation (depreciation) on investments and foreign currency                                          ---------------
                                                                                                                       $(3,936,018)
                                                                                                                    ===============


     The difference between book basis and tax basis unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of mark to market on forward contracts.

     As of December 31, 2007, the Fund had capital loss carryforwards of $700,097 available to offset future capital gains, all of which expire in 2015.

     Cost for Federal income tax purpose is $25,074,777 and net unrealized depreciation consists of:



Gross unrealized appreciation                                                                                          $ 1,074,745
                                                                                                                        (4,314,702)
Gross unrealized depreciation                                                                                      ----------------
                                                                                                                      $ (3,239,957)
Net unrealized depreciation                                                                                        ================


NOTE 5 - CAPITAL STOCK TRANSACTIONS

     Capital stock transactions for each class of shares were:


                                           CLASS A SHARES                   CLASS C SHARES                  CLASS I SHARES
                                             YEAR ENDED                       YEAR ENDED                      YEAR ENDED
                                         DECEMBER 31, 2007                DECEMBER 31, 2007                DECEMBER 31, 2007
                                  -------------------------------  -------------------------------  -------------------------------
                                           SHARES           VALUE           SHARES           VALUE           SHARES           VALUE
                                   --------------  --------------   --------------  --------------   --------------  --------------

Shares sold                               325,375     $ 4,224,538           90,225     $ 1,175,161            1,636        $ 20,900
Shares reinvested                          96,972       1,130,816           44,138         490,122              412           4,842
                                      (1,819,192)    (21,964,472)        (343,473)     (4,142,660)          (2,150)        (26,282)
Shares redeemed                    --------------  --------------   --------------  --------------   --------------  --------------
                                      (1,396,845)  ($ 16,609,118)        (209,110)   $ (2,477,377)            (102)         $ (540)
Net increase (decrease)            ==============  ==============   ==============  ==============   ==============  ==============



                                           CLASS A SHARES                   CLASS C SHARES                  CLASS I SHARES
                                            PERIOD ENDED                     PERIOD ENDED                    PERIOD ENDED
                                         DECEMBER 31, 2006                DECEMBER 31, 2006                DECEMBER 31, 2006
                                  -------------------------------  -------------------------------  -------------------------------
                                           SHARES           VALUE           SHARES           VALUE           SHARES           VALUE
                                   --------------  --------------   --------------  --------------   --------------  --------------

Shares sold                               192,044     $ 2,559,038           55,155       $ 730,248              289         $ 4,000
Shares reinvested                          83,157       1,095,193           30,828         403,094              209           2,857
                                        (222,778)     (2,992,001)         (23,182)       (307,130)          (3,543)        (50,000)
Shares redeemed                    --------------  --------------   --------------  --------------   --------------  --------------
                                           52,423       $ 662,230         (62,801)       $ 826,212          (3,045)      $ (43,143)
Net increase (decrease)            ==============  ==============   ==============  ==============   ==============  ==============



                                           CLASS A SHARES                   CLASS C SHARES                  CLASS I SHARES
                                             YEAR ENDED                       YEAR ENDED                      YEAR ENDED
                                         SEPTEMBER 30, 2006               SEPTEMBER 30, 2006              SEPTEMBER 30, 2006
                                  -------------------------------  -------------------------------  -------------------------------
                                           SHARES           VALUE           SHARES           VALUE           SHARES           VALUE
                                   --------------  --------------   --------------  --------------   --------------  --------------

Shares sold                             1,229,787    $ 15,419,461          205,406     $ 2,512,886                7           $ 100
Shares reinvested                         118,125       1,453,633           47,173         573,033              947          11,974
                                        (831,398)    (10,355,321)        (309,015)     (3,748,430)         (15,340)        (94,562)
Shares redeemed                    --------------  --------------   --------------  --------------   --------------  --------------
                                          516,514     $ 6,517,773         (56,436)     $ (662,511)         (14,386)     $ (182,488)
Net increase (decrease)            ==============  ==============   ==============  ==============   ==============  ==============


NOTE 6 - FORWARD FOREIGN CURRENCY CONTRACTS

     In order to settle foreign security transactions and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Fund enters into forward currency contracts which obligate them to exchange currencies at specified future dates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract.

                                                                                                                    UNREALIZED GAIN
CURRENCY                                                             U.S. $ AMOUNT CURRENCY AMOUNT      SETTLE DATE          (LOSS)
-----------------------------------------------------------------   --------------  --------------   --------------  --------------

Canadian Dollar                                                        $ 1,191,191       1,190,000          1/23/08      $ (12,042)


NOTE 7 - RESTRICTED SECURITIES

     Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. A Fund may invest in restricted securities that are consistent with a fund's investment objective and investment strategies. A fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the Fund's net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the fund or in connection with another registered offering of the securities. As of December 31, 2007, the Fund was invested in the following restricted security:

SECURITY                                         ACQUISITION DATE           SHARES            COST            VALUE % OF NET ASSETS
 ------------------------------------------------  --------------   --------------  --------------   --------------  --------------

                                                       August 30,
Strategic Hotels & Resorts, Inc., Series A 8.5%              2006           12,700       $ 328,613        $ 238,506           1.08%


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF DIVIDEND CAPITAL REALTY INCOME FUND

AND THE BOARD OF DIRECTORS OF

THE WORLD FUNDS, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Dividend Capital Realty Income Fund, a series of The World Funds, Inc., as of December 31, 2007 and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dividend Capital Realty Income Fund as of December 31, 2007, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
PHILADELPHIA, PENNSYLVANIA
FEBRUARY 28, 2008

SUPPLEMENTAL INFORMATION (UNAUDITED)
THE WORLD FUNDS, INC.
(THE "COMPANY")

Information pertaining to the directors and officers of the Fund is set forth below. The names, addresses and birth years of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Company, are noted with an asterisk (*). The Statement of Additional Information (the "SAI") includes additional information about the directors and is available without charge upon request by calling, toll-free, (800) 527-9525.

NAME, ADDRESS AND YEAR    POSITION(S) HELD     NUMBER OF FUNDS      PRINCIPAL OCCUPATION(S) DURING THE PAST 5    OTHER
BORN                      WITH COMPANY AND     IN THE COMPANY       YEARS                                        DIRECTORSHIPS BY
                          TENURE               OVERSEEN                                                          DIRECTORS AND
                                                                                                                 NUMBER OF FUNDS
                                                                                                                 IN THE COMPLEX
                                                                                                                 OVERSEEN

INTERESTED DIRECTORS:

* John Pasco, III(1)      Chairman,            10                   Treasurer and Director of Commonwealth       The World
8730 Stony Point          Director and                              Shareholder Services, Inc. ("CSS"), the      Insurance Trust -
Parkway                   Treasurer since                           Company's Administrator, since 1985;         1 Fund
Suite 205                 May, 1997                                 President and Director of First Dominion
Richmond, VA 23235                                                  Capital Corp. ("FDCC"), the Company's
(1945)                                                              underwriter; President and Director of
                                                                    Fund Services, Inc., the Company's
                                                                    Transfer and Disbursing Agent since 1987,
                                                                    and President and Treasurer of
                                                                    Commonwealth Capital Management, Inc.
                                                                    since 1983; President of Commonwealth
                                                                    Capital Management, LLC, since 1984;
                                                                    President and Director of Commonwealth
                                                                    Fund Accounting, Inc., which provides
                                                                    bookkeeping services to the Company, and
                                                                    Chairman and Trustee of The World
                                                                    Insurance Trust, a registered investment
                                                                    company, since May, 2002. Mr. Pasco is
                                                                    also a certified public accountant.


NAME, ADDRESS AND YEAR    POSITION(S) HELD     NUMBER OF FUNDS      PRINCIPAL OCCUPATION(S) DURING THE PAST 5    OTHER
BORN                      WITH COMPANY AND     IN THE COMPANY       YEARS                                        DIRECTORSHIPS BY
                          TENURE               OVERSEEN                                                          DIRECTORS AND
                                                                                                                 NUMBER OF FUNDS
                                                                                                                 IN THE COMPLEX
                                                                                                                 OVERSEEN

INTERESTED DIRECTORS:

Samuel Boyd, Jr. (2)      Director since       10                   Retired. Manager of the Customer Services    The World
8730 Stony Point          May, 1997                                 Operations and Accounting Division of the    Insurance Trust -
Parkway                                                             Potomac Electric Power Company from          1 Fund; Satuit
Suite 205                                                           August, 1978 until April, 2005; a Trustee    Capital
Richmond, VA 23235                                                  of World Insurance Trust, a registered       Management Trust
(1940)                                                              investment company, since May, 2002; a       - 1 Fund.
                                                                    Trustee of Satuit Capital Management
                                                                    Trust, a registered investment company,
                                                                    since October, 2002; and a Trustee of
                                                                    Janus Advisors Series Trust, a registered
                                                                    investment company, from 2003 to 2005.


NON-INTERESTED DIRECTORS:


William E. Poist          Director since       10                   Financial and Tax Consultant through his     The World
8730 Stony Point          May, 1997                                 firm Management Consulting for               Insurance Trust -
Parkway                                                             Professionals since 1974; a Trustee of       1 Fund; Satuit
Suite 205                                                           Satuit Capital Management Trust, a           Capital
Richmond, VA 23235                                                  registered investment company, since         Management Trust
(1939)                                                              November, 2003; and a Trustee of World       - 1 Fund.
                                                                    Insurance Trust, a registered investment
                                                                    company, since May, 2002. Mr. Poist is
                                                                    also a certified public accountant.
Paul M. Dickinson         Director since       10                   President of Alfred J. Dickinson, Inc.       The World
8730 Stony Point          May, 1997                                 Realtors since April, 1971; a Trustee of     Insurance Trust -
Parkway                                                             Satuit Capital Management Trust, a           1 Fund; Satuit
Suite 205                                                           registered investment company, since         Capital
Richmond, VA 23235                                                  November, 2003; and Trustee of World         Management Trust
(1947)                                                              Insurance Trust, a registered investment     - 1 Fund.
                                                                    company, since May, 2002.


OFFICERS:


*Leland H. Faust          President of the     N/A                  President of CSI Capital Management,         N/A
600 California Street     CSI Equity Fund                           Inc., a registered investment adviser,
18th Floor                series since                              since 1978. Partner in the law firm
San Francisco, CA         October, 1997                             Taylor & Faust since September, 1975.
94108
(1946)


OFFICERS:


*John T. Connor, Jr.      Vice President of    N/A                  President of Third Millennium Investment     N/A
1185 Avenue of the        the Company and                           Advisors, LLC, a registered investment
Americas                  President of the                          adviser, since April, 1998; and Director
32nd Floor                Third Millennium                          of Teton Energy Corporation since 1993.
New York, NY 10036        Russia Fund
(1941)                    series since
                          October, 1998
*Robert J. Sullivan       Vice President of    N/A                  Chairman, President and Treasurer of         N/A
2807 Gaston Gate          the Company and                           Satuit Capital Management Trust, an open-
Mt. Pleasant, SC 29466    President of the                          end investment management company, since
(1960)                    Satuit Capital                            December, 2000; Managing Director and
                          Management Small                          Investment Officer of Satuit Capital
                          Cap Fund                                  Management, LLC, a registered investment
                          (formerly                                 adviser, from June, 2000 to Present.
                          GenomicsFund)
                          series since
                          January, 2003
*Jeffrey W. Taylor        Vice President of    N/A                  Chief Operating Officer of Dividend          N/A
518 17th Street           the Company, and                          Capital Investments LLC (investment
Suite 1200                President of the                          adviser) since December, 2005; Vice
Denver, CO 80202          Dividend Capital                          President of Business Services from
(1973)                    Realty Income                             February, 2004 to December, 2005; Product
                          Fund series since                         Manager, INVESCO Inc. from July, 2003 to
                          March, 2006.                              January, 2004; and Manager of Marketing
                                                                    and Business Analytics, INVESCO Funds
                                                                    Group Inc. from 1999 to 2003.


OFFICERS:


*Gunter Faschang          Vice President of    N/A                  Vice President, Vontobel Asset Management    N/A
450 Park Avenue           the Company and                           (investment adviser) since 2001 and head
New York, NY 10022        President of the                          of Eastern European equity management and
(1972)                    Eastern European                          research, Vontobel Asset Management AG
                          Equity Fund                               since 2001.
                          series since May,
                          2001.
*J. Allen Gray            Vice President of    N/A                  Managing Partner at Osprey Partners          N/A
Shrewsbury Executive      the Company and                           Investment Management, LLC (investment
Center II,                President of the                          adviser) since 2004; Principal at Osprey
1040 Broad Street,        Osprey                                    Partners Investment Management, LLC from
Shrewsbury, NJ 07702      Concentrated                              2002 to 2004. Senior Vice President at
(1961)                    Large Cap Value                           Osprey Partners Investment Management,
                          Equity Fund                               LLC from 1999 to 2002.
                          Series since
                          September 2006
Karen M. Shupe            Secretary since      N/A                  Executive Vice President of                  N/A
8730 Stony Point          2005 and                                  Administration and Accounting,
Parkway                   Treasurer since                           Commonwealth Shareholder Services, Inc.
Suite 205                 2006                                      since 2003; Financial Reporting Manager,
Richmond, VA 23235                                                  Commonwealth Shareholder Services, Inc.,
(1964)                                                              from 2001 to 2003.
David D. Jones, Esq.      Chief Compliance     N/A                  Co-founder and Managing Member of Drake      N/A
230 Spring Hills Drive    Officer                                   Compliance, LLC (compliance consulting)
Suite 340                                                           since 2004; founder and controlling
Spring, TX 77380                                                    shareholder of David Jones & Associates
(1957)                                                              (law firm) since 1998; President and
                                                                    Chief Executive Officer of Citco Mutual
                                                                    Fund Services, Inc. from 2001 to 2003.


(1) Mr. Pasco is considered to be an "interested person" as that term is defined in the 1940 Act. Mr. Pasco is an interested person of the Company because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, which serves as the investment adviser to the Eastern European Equity Fund and the Satuit Capital Management Small Cap Fund (formerly GenomicsFund); (3) he is an affiliated person of Third Millennium Investment Advisors, LLC, which serves as the investment sub-adviser to the Third

Millennium Russia Fund, and Satuit Capital Management, LLC, which serves as the investment sub-adviser to the Satuit Capital Management Small Cap Fund (formerly GenomicsFund); (4) he owns First Dominion Capital Corp. ("FDCC"), the principal underwriter of the Company; and (5) he owns or controls several of the Company's service providers, including Commonwealth Shareholder Services, Inc., the Company's Administrator, FDCC, the Company's underwriter, and Fund Services, Inc., the Company's Transfer and Disbursing Agent.

 (2) Mr. Boyd is considered to be an "interested person" with respect to the Osprey Concentrated Large Cap Value Equity Fund, another series of the Company, because he is a member of the immediate family of an affiliated person of Osprey Partners Investment Management, LLC, which serves as the investment adviser to that Fund.

SUPPLEMENTAL INFORMATION (unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available without charge, upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT ADVISER:

Dividend Capital Investments LLC
518 Seventeenth Street, Suite 1200
Denver, Colorado 80202

DISTRIBUTOR:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Tait, Weller and Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

TRANSFER AGENT:

For account information, wire purchase or redemptions, call or write to the Dividend Capital Realty Income Fund's Transfer Agent:

Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

MORE INFORMATION:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free. Fund information is also available online at dividendcapital.com or theworldfunds.com.


                           [ Dividend Capital Logo Graphic ]



                         ANNUAL REPORT TO SHAREHOLDERS

                      DIVIDEND CAPITAL REALTY INCOME FUND

                       A SERIES OF THE WORLD FUNDS, INC.
                         A "SERIES" INVESTMENT COMPANY


                      FOR THE YEAR ENDED DECEMBER 31, 2007

The Real Estate Value-Opportunity Fund (HLRXX)

The REMS Real Estate Value-Opportunity Fund (the ``Fund'') ended the fiscal and calendar year down (10.3%), versus (12.7%) for the NAREIT equity index. The Fund's differentiated portfolio structure at fiscal period end included 58.7% common equity holdings of value-oriented REITs and real estate operating companies; a 30.4% position in REIT preferred equity securities that offer higher dividend yield and lower volatility; and a 8.4% short position in real estate equities intended to protect the portfolio against areas of over-valuation and credit risk.

REMS prepared its real estate portfolios for the possibility of the mortgage bubble event by increasing cash and trading up the REIT capitalization structure to REIT preferreds, while also shorting enterprises exposed to leveraged residential real estate and some commercial real estate indexes. However, none of these strategies could fully offset the sharp declines in public real estate share prices in the fourth quarter of 2007. The shakeout in the real estate mortgage markets appeared to reach an extreme during this period, as the size of potential losses from inappropriately leveraged structures became apparent. While public equity REITs were not directly involved, there was a negative spillover to share prices of both REIT equities and REIT preferreds that reflected a fear of the potential impact on future commercial real estate pricing.

The Fund continues to reduce short exposure and will have the opportunity to invest cash reserves and REIT preferred capital as well as to leverage to create greater REIT equity exposure. REMS' process in this regard is gradual, patient, disciplined and always mindful of risk, diversification and capital protection. In the past, some of our best investment returns have been created by these market dislocations, and we believe that just when it is least expected ``global'' capital will again return to take advantage of high quality US real estate assets with prices too low to ignore.

Edward W. Turville, CFA

Managing Director

                      COMPARISON OF $10,000 INVESTMENT IN
       REMS REAL ESTATE VALUE-OPPORTUNITY FUND VS. NAREIT EQUITY INDEX**


                 [ CLASS A SHARES PERFORMANCE CHART GOES HERE ]

                        FUND            NAREIT EQUITY INDEX
                        ----            -------------------

12/16/2002              10,000          10,000
12/31/2002              10,020          10,030
06/30/2003              10,840          11,420
12/31/2003              12,170          13,750
06/30/2004              12,750          14,510
12/31/2004              14,440          18,100
06/30/2005              15,210          19,250
12/31/2005              15,600          20,300
06/30/2006              16,900          22,920
12/31/2006              19,450          27,420
12/31/2007              17,452          23,115

           Past performance is not predictive of future performance.

REMS FUND                               NAREIT EQUITY INDEX

[END BAR CHART]





                                                                                      TOTAL RETURN       AVERAGE ANNUAL RETURN
                                                                                    --------------  -------------------------------


                                                                                                                              SINCE
                                                                                          ONE YEAR       FIVE YEARS       INCEPTION
                                                                                            ENDED            ENDED   12/16/2002 TO
                                                                                        12/31/2007       12/31/2007     12/31/2007*
                                                                                    --------------   --------------  --------------
REMS REAL ESTATE VALUE-OPPORTUNITY FUND                                                   (10.27%)           11.74%          11.68%
NAREIT EQUITY INDEX**                                                                     (15.69%)           18.17%          18.09%

* The total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.


**The NAREIT Equity Index is a free float adjusted market capitalization weighted index that includes all tax qualified REITs listed in the NYSE, AMEX, and NASDAQ National Market.

(The comparative indices are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

                    REMS REAL ESTATE VALUE-OPPORTUNITY FUND
           COMMON STOCK HOLDINGS BY INDUSTRY SECTOR AS PERCENTAGE OF
                COMMON STOCK ALLOCATION AS OF DECEMBER 31, 2007



                   [ Common Stock Allocation Chart Goes Here ]

Industry Sector                 Percentage of Common Stock Allocation
---------------                 -------------------------------------

Diversified/Other               16.81%
Healthcare                       2.37%
Hotel                            0.54%
Multi-Family                    11.55%
Office/Industrial               14.85%
Retail                          12.55%

{END CHART]



                    REMS REAL ESTATE VALUE-OPPORTUNITY FUND
          PREFERRED STOCK HOLDINGS BY INDUSTRY SECTOR AS PERCENTAGE OF
               PREFERRED STOCK ALLOCATION AS OF DECEMBER 31, 2007



                    [ Preferred Allocation Chart Goes Here ]

Industry Sector                 Percentage of Preferred Stock Allocation
---------------                 -------------------------------------

Diversified/Other               4.98%
Healthcare                      3.20%
Hotel                           2.09%
Industrial                      1.20%
Multi-Family                    4.54%
Office                          5.48%
Retail                          8.92%

{END CHART]

REMS REAL ESTATE VALUE OPPORTUNITY FUND
FUND EXPENSES EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2007 and held for the six months ended December 31, 2007.

ACTUAL EXPENSES EXAMPLE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled ``Expenses Paid During the Period'' to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.



                                                                                                             Expenses Paid During
                                                                                                                  the Period*
                                                    Beginning Account Value       Ending Account Value       July 1, 2007 through
                                                          July 1, 2007              December 31, 2007          December 31, 2007


Actual                                                      $ 1,000                     $ 871.10                    $ 7.07
Hypothetical (5% return before expenses)                    $ 1,000                    $ 1,017.50                   $ 7.63


*- Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days in the current year.

                    REMS REAL ESTATE VALUE-OPPORTUNITY FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2007


   NUMBER
     OF                                                                                                   % OF            MARKET
   SHARES       SECURITY DESCRIPTION                                                                   NET ASSETS         VALUE
------------    ----------------------------------------------------------------------------------    -------------    ------------


                LONG POSITIONS

                COMMON STOCKS                                                                                58.67%

                DIVERSIFIED/OTHER:                                                                           16.81%
   24,300       Cousins Property                                                                                          $ 537,030
   64,900       Ishares Dow Jones U.S. Real Estate Index Fund                                                             4,276,910
   61,123       Istar Financial Inc. **                                                                                   1,592,254
    9,600       MI Developments                                                                                             267,552
    7,200       Public Storage                                                                                              528,552
    9,300       Vornado Realty Trust **                                                                                     817,935
                                                                                                                          8,020,233

                HEALTHCARE:                                                                                   2.37%
   23,400       Biomed Realty Trust                                                                                         542,178
   23,200       Healthcare Realty Trust, Inc.                                                                               589,048
                                                                                                                          1,131,226

                HOTEL:                                                                                        0.54%
    6,400       Gaylord Entertainment Co.*                                                                                  259,008

                MULTI-FAMILY:                                                                                11.55%
   53,600       American Campus Communities, Inc.                                                                         1,439,160
    7,600       Apartment Investment & Management Co.                                                                       263,948
   33,100       BRE Properties Class A                                                                                    1,341,543
   12,700       Colonial Properties Trust                                                                                   287,401
   11,600       Equity Lifestyle Properties Inc.                                                                            529,772
   28,200       Post Properties, Inc.**                                                                                     990,384
   18,900       Sun Communities, Inc.                                                                                       398,223
   13,200       UDR, Inc.                                                                                                   262,020
                                                                                                                          5,512,451

                OFFICE/INDUSTRIAL:                                                                           14.85%
   66,400       Allied Properties Real Estate Investment Trust (Canada)                                                   1,392,455
    5,800       Boston Properties                                                                                           532,498
   63,600       Duke Realty Corp.                                                                                         1,658,688



   NUMBER
     OF                                                                                                   % OF            MARKET
   SHARES       SECURITY DESCRIPTION                                                                   NET ASSETS         VALUE
------------    ----------------------------------------------------------------------------------    -------------    ------------

                OFFICE/INDUSTRIAL (continued):

   19,100       Liberty Property Trust**                                                                                  $ 550,271
    8,300       Mack-Cali Realty Corp.                                                                                      282,200
   108,400      Mission West Properties, Inc.                                                                             1,030,884
   31,200       PS Business Parks                                                                                         1,639,560
                                                                                                                          7,086,556

                RETAIL:                                                                                   12.55%
   109,600      Kite Realty Group Trust**                                                                                 1,673,592
    9,000       Pennsylvania Real Estate Investment Trust                                                                   267,120
   46,900       Primaris Retail R.E. (Canada)                                                                               867,814
   12,000       Ramco-Gershenson Properties Trust**                                                                         256,440
    8,300       Regency Centers                                                                                             535,267
    6,100       Simon Property Group                                                                                        529,846
   42,500       Tanger Factory Outlet                                                                                     1,602,675
    8,100       Weingarten Realty                                                                                           254,664
                                                                                                                          5,987,418

                TOTAL COMMON STOCKS                                                                                    $ 27,996,892
                (Cost $28,291,154)

                PREFERRED STOCK:                                                                          30.41%

                DIVERSIFIED/OTHER:                                                                         4.98%
   32,800       Cousins Properties Inc., Series A, 7.75%**                                                                  734,064
   14,900       Istar Financial Inc., Series D, 8.000%                                                                      342,700
   28,975       Public Storage Inc., Series A, 6.125%**                                                                     724,085
   29,200       Vornado Realty Trust, Series G, 6.625%**                                                                    574,364
                                                                                                                          2,375,213

                HEALTHCARE:                                                                                3.20%
   27,600       Biomed Realty Trust, Series A, 7.375%                                                                       564,420
   28,400       Healthcare Property Investors Inc., Series F, 7.100%**                                                      545,280
   18,000       Healthcare REIT, Inc., Series D, 7.875%**                                                                   419,220
                                                                                                                          1,528,920



   NUMBER
     OF                                                                                                   % OF            MARKET
   SHARES       SECURITY DESCRIPTION                                                                   NET ASSETS         VALUE
------------    ----------------------------------------------------------------------------------    -------------    ------------


                HOTEL:                                                                                        2.09%
   25,000       Felcor Lodging Trust, Inc., Series A, 1.950%**                                                            $ 515,500
   27,800       LaSalle Hotel Properties, Series G, 7.250%**                                                                479,828
                                                                                                                            995,328

                INDUSTRIAL:                                                                                   1.20%
   29,200       Duke Realty Corp., Series L, 6.60%**                                                                        573,780

                MULTI-FAMILY:                                                                                 4.54%
   25,300       Apartment Investment & Management Co., Series Y, 7.875%                                                     506,759
   33,900       BRE Properties, Series C, 6.750%**                                                                          655,626
   15,600       Colonial Properties Trust, Series D, 8.125%**                                                               373,464
   26,300       Mid-American Apartment Communities, Series H, 8.30%**                                                       633,041
                                                                                                                          2,168,890

                OFFICE:                                                                                       5.48%
   25,300       Alexandra Real Estate Equity, Series C, 8.3750%                                                             664,125
   18,600       Brandywine Realty Trust, Series C, 7.50%                                                                    380,184
   14,700       Digital Realty Series B, 7.875%                                                                             325,605
   20,900       Kilroy Realty Corp., Series F, 7.500%**                                                                     459,800
   10,100       Maguire Properties Inc., Series A, 7.625%**                                                                 140,794
   28,300       SL Green Realty Corp., Series C, 7.625%                                                                     643,542
                                                                                                                          2,614,050

                RETAIL:                                                                                       8.92%
   22,100       CBL & Associates Properties, Series C, 7.75%**                                                              486,200
   15,700       Developers Diversified Realty, Series H, 7.375%                                                             321,850
   26,200       Kimco Realty Corp., Series G, 7.750%                                                                        598,932
   31,300       Realty Income Corp., Series E, 6.750%**                                                                     662,308
   30,900       Regency Centers Corp., Series E, 6.70%                                                                      607,494
   26,800       Tanger Factory Outlet, Series C, 7.50%                                                                      589,868



   NUMBER
     OF                                                                                                   % OF            MARKET
   SHARES       SECURITY DESCRIPTION                                                                   NET ASSETS         VALUE
------------    ----------------------------------------------------------------------------------    -------------    ------------

                RETAIL (continued):

   16,800       Urstadt Biddle Properties, Inc., Series D, 7.50%                                                          $ 358,008
   32,500       Weingarten Realty Investment, Series F, 6.500%**                                                            630,500
                                                                                                                          4,255,160

                TOTAL PREFERRED STOCKS                                                                                   14,511,341
                (Cost $17,014,730)

                TOTAL LONG POSITIONS                                                                                     42,508,233
                (Cost $45,305,884)

                SECURITIES SOLD SHORT

                COMMON STOCK                                                                              -8.43%

                DIVERSIFIED/OTHER:                                                                        -6.27%
  (12,300)      CS Richard Ellis Group, Inc.*                                                                             (265,065)
   (3,300)      Forest City Enterprises, Inc.                                                                             (146,652)
  (10,700)      Ishares Cohen & Steer                                                                                     (847,654)
   (3,600)      Jones Lang LaSalle Inc.                                                                                   (256,176)
   (7,300)      SPDR Dow Jones Wilshire International Real Estate ETF                                                     (414,275)
   (7,600)      Streettracks Dow Jones WILS                                                                               (524,552)
   (8,800)      Vanguard REIT Vipers                                                                                      (541,024)
                                                                                                                        (2,995,398)

                MORTGAGE:                                                                                 -2.16%
   (8,800)      Cohen & Steers, Inc.                                                                                      (263,736)
   (6,400)      Downey Financial Corp.                                                                                    (199,104)
  (11,000)      Firstfed Financial Corp.*                                                                                 (394,020)
  (17,100)      Vineyard National Bancorp Company                                                                         (172,710)
                                                                                                                        (1,029,570)

                TOTAL SECURITIES SOLD SHORT                                                                             (4,024,968)
                (Proceeds $4,933,746)

                NET INVESTMENTS IN SECURITIES
                (Cost: $40,372,138)                                                                       80.65%       $ 38,483,265
                Other assets, net of liabilities                                                          19.35%          9,235,665



   NUMBER
     OF                                                                                                   % OF            MARKET
   SHARES       SECURITY DESCRIPTION                                                                   NET ASSETS         VALUE
------------    ----------------------------------------------------------------------------------    -------------    ------------


                NET ASSETS                                                                               100.00%       $ 47,718,930

* Non-income producing (security is considered non-income producing if at least one dividend has not been paid during the last year preceding the date of the Fund's related balance sheet.)

** All or a portion of position is segregated as collateral for securities sold short. The segregated market value of collateral is $11,530,151.


See Notes to Financial Statements
                                       7


REMS REAL ESTATE VALUE-OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES


DECEMBER 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments at value (identified cost of $45,305,884) (Note 1)                                                       $ 42,508,233
  Deposits with brokers for securities sold short                                                                         5,772,140
  Cash                                                                                                                    3,982,297
  Receivable from broker                                                                                                     14,200
  Dividends and interest receivable                                                                                         314,950
  Receivable for capital stock sold                                                                                          55,000
  Receivable for securities sold                                                                                          4,192,639
                                                                                                                             32,055
  Prepaid expenses                                                                                                   --------------
                                                                                                                         56,871,514
    TOTAL ASSETS                                                                                                     --------------

LIABILITIES
  Payable for securities sold short (proceeds $4,933,746)                                                                 4,024,968
  Payable for securities purchased                                                                                        4,819,211
  Payable for capital stock redeemed                                                                                        266,592
  Dividends payable on securities sold short                                                                                  8,982
  Accrued management fees                                                                                                    23,288
  Accrued administration fees                                                                                                 5,943
                                                                                                                              3,600
  Accrued other                                                                                                      --------------
                                                                                                                          9,152,584
    TOTAL LIABILITIES                                                                                                --------------

                                                                                                                       $ 47,718,930
NET ASSETS                                                                                                           =============
  NET ASSETS CONSIST OF:
  Paid-in-capital applicable to 4,353,107 $0.01 par value shares of beneficial interest outstanding; 50,000,000
   shares authorized                                                                                                   $ 54,575,884
  Undistributed net investment income (loss)                                                                                (7,773)
  Accumulated net realized gain (loss) on investments                                                                   (4,960,308)
  Net unrealized appreciation (depreciation) on investments                                                             (2,797,651)
                                                                                                                            908,778
  Net unrealized appreciation (depreciation) on investments sold short                                               --------------
                                                                                                                       $ 47,718,930
  NET ASSETS                                                                                                         ==============

NET ASSET VALUE PER SHARE
                                                                                                                            $ 10.96
($47,718,930 / 4,353,107 shares outstanding)                                                                         ==============


See Notes to Financial Statements
                                       8

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
STATEMENT OF OPERATIONS


YEAR ENDED DECEMBER 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME
  Dividends (Net of foreign tax withheld of $54,859)                                                                    $ 2,387,099
                                                                                                                            314,170
  Interest                                                                                                           --------------
                                                                                                                        $ 2,701,269
    Total investment income                                                                                          --------------

EXPENSES
  Investment advisory fees (Note 2)                                                                                         669,048
  Recordkeeping and administrative services (Note 2)                                                                         66,905
  Accounting fees (Note 2)                                                                                                   61,685
  Transfer agent fees (Note 2)                                                                                               38,495
  Custody fees                                                                                                                9,310
  Legal and audit fees                                                                                                       43,669
  Compliance fees                                                                                                             4,317
  Registration fees (Note 2)                                                                                                 10,140
  Shareholder servicing and reports (Note 2)                                                                                110,092
  Directors fees                                                                                                              9,542
  Insurance fees                                                                                                             14,640
  Dividend expense                                                                                                          154,045
  Interest expense                                                                                                           25,651
                                                                                                                             43,499
  Miscellaneous                                                                                                      --------------
    Total expenses                                                                                                        1,261,038
    Fees paid indirectly (Note 6)                                                                                          (55,689)
                                                                                                                           (22,140)
    Management fee waiver (Note 2)                                                                                   --------------
                                                                                                                          1,183,209
    Net expenses                                                                                                     --------------
                                                                                                                          1,518,060
    Net investment income                                                                                            --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND SECURITIES SOLD SHORT
  Net realized gain (loss) on:
    Investments                                                                                                           2,341,750
    Securities sold short                                                                                                 3,661,941
    Foreign currency translations                                                                                           (7,969)
  Net increase (decrease) in unrealized appreciation/depreciation on:
    Investments                                                                                                        (14,647,412)
                                                                                                                            859,021
    Securities sold short                                                                                            --------------
                                                                                                                        (7,792,669)
  Net increase (decrease) in unrealized appreciation/depreciation on investments                                     --------------
                                                                                                                      $ (6,274,609)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                                    ==============


See Notes to Financial Statements
                                       9

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                                                                   PERIOD JULY 1,
                                                                                     YEAR ENDED     2006 THROUGH      YEAR ENDED
                                                                                 DECEMBER 31, 2007  DECEMBER 31,    JUNE 30, 2006
                                                                                    --------------      2006*        --------------


INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net investment income                                                                $ 1,518,060        $ 576,891     $ 1,314,323
  Net realized gain on investments, securities sold short, and foreign currencies        5,995,722        3,348,659       3,106,430
  Change in unrealized appreciation/depreciation on investments and securities        (13,788,391)        4,263,653         641,429
   sold short                                                                       --------------   --------------  --------------
                                                                                       (6,274,609)        8,189,203       5,062,182
  Increase (decrease) in net assets from operations                                 --------------   --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                                (1,518,060)        (815,670)       (641,107)
  Net realized gain on investments                                                    (11,348,951)      (3,197,345)     (5,020,015)
                                                                                       (1,179,620)              ---       (307,209)
  Return of capital                                                                 --------------   --------------  --------------
                                                                                      (14,046,631)      (4,013,015)     (5,968,331)
  Decrease in net assets from distributions                                         --------------   --------------  --------------

CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Shares sold                                                                           21,543,092       13,517,154      22,939,744
  Distributions reinvested                                                               8,741,086        2,839,515       4,198,516
                                                                                      (23,100,786)     (14,853,172)    (14,029,408)
  Shares redeemed                                                                   --------------   --------------  --------------
                                                                                         7,183,392        1,503,497      13,108,852
  Increase (decrease) in net assets from capital share transactions                 --------------   --------------  --------------

NET ASSETS
  Increase (decrease) during period                                                   (13,137,848)        5,679,685      12,202,703
                                                                                        60,856,778       55,177,093      42,974,390
  Beginning of year                                                                 --------------   --------------  --------------
END OF PERIOD (INCLUDING ACCUMULATED NET INVESTMENT INCOME (LOSS) OF $(7,773), $-     $ 47,718,930     $ 60,856,778    $ 55,177,093
  , AND $354,462, RESPECTIVELY)                                                     ==============   ==============  ==============
* Effective July 1, 2006, the Fund changed its year end from June 30 to December 31.


See Notes to Financial Statements
                                       10


REMS REAL ESTATE VALUE-OPPORTUNITY FUND*

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------

                                                           YEAR ENDED         JULY 1, 2006
                                                          DECEMBER 31,           THROUGH           YEAR ENDED         YEAR ENDED
                                                              2007            DECEMBER 31,        JUNE 30, 2006      JUNE 30, 2005
                                                        ---------------          2006**          ---------------    ---------------

NET ASSET VALUE
  BEGINNING OF PERIOD                                        $ 16.15            $ 15.01              $ 15.50            $ 14.14
Investment activities
  Net investment income                                         0.36               0.04                 0.27               0.31
                                                              (1.93)               2.21                 1.29               2.34
  Net realized and unrealized gain on investments        -----------        -----------          -----------        -----------
                                                              (1.57)               2.25                 1.56               2.65
  TOTAL FROM INVESTMENT ACTIVITIES                       -----------        -----------          -----------        -----------
DISTRIBUTIONS
Net investment income                                         (0.36)             (0.23)               (0.18)             (0.35)
  Realized gains                                              (2.96)             (0.88)               (1.76)             (0.70)
                                                              (0.30)                ---               (0.11)             (0.24)
  Return of capital                                      -----------        -----------          -----------        -----------
                                                              (3.62)             (1.11)               (2.05)             (1.29)
  Total distributions                                    -----------        -----------          -----------        -----------
NET ASSET VALUE
                                                             $ 10.96            $ 16.15              $ 15.01            $ 15.50
END OF PERIOD                                            ===========        ===========          ===========        ===========

RATIOS/SUPPLEMENTAL DATA
TOTAL RETURN                                                (10.27%)             15.07%               11.15%             19.26%
Ratio to average net assets(A)
  Expenses(B)                                                  1.77%              2.27%***             2.16%              2.73%
  Net investment income                                        2.27%              1.95%***             2.79%              1.35%
Portfolio turnover rate                                      104.22%             64.82%               58.82%             45.00%
Net assets, end of period (000's)                           $ 47,719           $ 60,857             $ 55,177           $ 42,974

* Formerly known as Hillview/REMS Leveraged REIT Fund. Name change effective on October 28, 2004.
** Effective July 2, 2006, the Fund changed its year end from June 30 to December 31.
***Annualized

(1) Commencement of operations was December 16, 2002.

(A) Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by .11% for the year ended
December 31, 2007, 0.21% for the period ended December 31, 2006, 0.15% for the year ended June 30, 2006, 0.56% for the year ended
June 30, 2005, 0.16% for the year ended June 30, 2004 and 0.77% for the period ended June 30, 2003.
(B) Expense ratio reflects the effect of fee waivers and reimbursements.

REMS REAL ESTATE VALUE-OPPORTUNITY FUND*

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   PERIOD DECEMBER
                                                                                                 YEAR ENDED           16, 2002
                                                                                               JUNE 30, 2004      THROUGH JUNE 30,
                                                                                              ---------------           20031


NET ASSET VALUE
  BEGINNING OF PERIOD                                                                              $ 12.75            $ 12.00
Investment activities
  Net investment income                                                                               0.18               0.23
                                                                                                      2.08               0.76
  Net realized and unrealized gain on investments                                              -----------        -----------
                                                                                                      2.26               0.99
  TOTAL FROM INVESTMENT ACTIVITIES                                                             -----------        -----------
DISTRIBUTIONS
Net investment income                                                                               (0.29)             (0.24)
  Realized gains                                                                                    (0.39)                ---
                                                                                                    (0.19)                ---
  Return of capital                                                                            -----------        -----------
                                                                                                    (0.87)             (0.24)
  Total distributions                                                                          -----------        -----------
NET ASSET VALUE
                                                                                                   $ 14.14            $ 12.75
END OF PERIOD                                                                                  ===========        ===========

RATIOS/SUPPLEMENTAL DATA
TOTAL RETURN                                                                                        18.07%              8.37%
Ratio to average net assets(A)
  Expenses(B)                                                                                        3.26%              2.88%***
  Net investment income                                                                              1.30%              3.42%***
Portfolio turnover rate                                                                             84.00%             27.00%
Net assets, end of period (000's)                                                                 $ 24,550           $ 22,396

* Formerly known as Hillview/REMS Leveraged REIT Fund. Name change effective on October 28, 2004.
** Effective July 2, 2006, the Fund changed its year end from June 30 to December 31.
***Annualized

(1) Commencement of operations was December 16, 2002.

(A) Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by .11% for the year ended
December 31, 2007, 0.21% for the period ended December 31, 2006, 0.15% for the year ended June 30, 2006, 0.56% for the year ended
June 30, 2005, 0.16% for the year ended June 30, 2004 and 0.77% for the period ended June 30, 2003.
(B) Expense ratio reflects the effect of fee waivers and reimbursements.

See Notes to Financial Statements


REMS REAL ESTATE VALUE-OPPORTUNITY FUND

STATEMENT OF CASH FLOWS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED     PERIOD ENDED
                                                                                      DECEMBER 31,     DECEMBER 31,      YEAR ENDED
                                                                                              2007             2006   JUNE 30, 2006
                                                                                    --------------   --------------  --------------

INCREASE/(DECREASE) IN CASH
Cash flows from operating activities:
  Net increase in net assets from operations                                         $ (6,274,609)      $ 8,189,203     $ 5,062,182
  Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
    Purchase of investment securities                                                 (61,216,060)     (14,256,206)    (34,230,948)
    Proceeds from disposition of investment securities                                  65,113,027       18,987,650      28,037,287
    Decrease (increase) in receivables for securities sold                             (4,192,639)          460,713         248,922
    Decrease (increase) in receivables from broker                                         (1,873)           57,598        (12,083)
    Decrease (increase) in dividends and interest receivable                                21,819         (29,900)        (19,977)
    Decrease (increase) in prepaid assets                                                  (2,295)           13,559        (32,035)
    Purchase and sale of securities sold short -- net                                    5,949,382      (4,212,810)     (1,873,385)
    Increase (decrease) in payable for securities purchased                                850,852        2,593,663         503,728
    Increase (decrease) in interest/dividend payable                                         8,982         (21,280)          18,900
    Decrease (increase) in deposits into brokers for securities sold short                (31,843)      (2,628,857)       1,135,087
    Increase(decrease) in accrued management fees                                            4,990          (7,830)        (20,626)
    Increase (decrease) in other accrued expenses                                            2,934          (4,899)        (22,957)
    Unrealized depreciation on investments and securities sold short                    13,788,391      (4,326,506)       (153,390)
    Net realized gain from investments and securities sold short (net of
    $1,434,341 in 2007 and $973,263 in 2006 of capital gain distributions
    received)                                                                          (4,798,466)      (2,783,562)     (4,178,589)
                                                                                           330,356          142,280             ---
    Return of capital dividends received                                            --------------   --------------  --------------
                                                                                         9,552,948        2,172,816     (5,537,884)
  Net cash provided by operating activities:                                        --------------   --------------  --------------
  Cash flows from financing activities:
  Proceeds from shares sold                                                             21,519,991       13,490,084      22,934,914
  Payments on shares redeemed                                                         (22,842,616)     (14,856,043)    (14,061,658)
  Cash distributions paid                                                              (5,297,323)      (1,173,500)     (1,769,815)
                                                                                               ---              ---       (149,617)
  Repayment of bank overdraft                                                       --------------   --------------  --------------
                                                                                       (6,619,948)      (2,539,459)       6,953,824
  Net cash used in financing activities                                             --------------   --------------  --------------
Net increase in cash                                                                     2,933,000        (366,643)       1,415,940
Cash:
                                                                                         1,049,297        1,415,940             ---
  Beginning balance                                                                 --------------   --------------  --------------
                                                                                       $ 3,982,297      $ 1,049,297     $ 1,415,940
  Ending balance                                                                    ==============   ==============  ==============


See Notes to Financial Statements
                                       11

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2007

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

The REMS Real Estate Value-Opportunity Fund (the "Fund"), formerly known as the Hillview/REMS Leveraged REIT fund; name change effective on October 28, 2004, is a series of The World Funds, Inc. ("TWF"); which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in December, 2002 originally as a series of Hillview Investment Trust II. Effective November 23, 2005, the Fund was reorganized as a series of TWF under the Agreement and Plan of Reorganization approved at a special meeting of the shareholders held on November 17, 2005. TWF has allocated to the Fund 50,000,000 shares of its 1,050,000,000 shares of $.01 par value common stock. The Fund maintains its financial statements, information and performance history in accordance with the Plan.

The investment objective of the Fund is to achieve long-term growth and current income. Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of companies principally engaged in the real estate industry and other real estate related investments including real estate investment trusts (``REITs'') and real estate operating companies.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

VALUATION The Fund's securities are valued at current market prices. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sales are reported on that date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other securities for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the New York Stock Exchange. The value of these securities used in computing the Fund's net asset value is determined as of such times.

In September 2006, FASB issued FASB Statement No. 157, ``Fair Value Measurement'' (``SFAS 157''), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

SECURITY TRANSACTIONS AND INCOME Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The cost of securities sold is determined on a specific identification basis.

CASH, CASH EQUIVALENTS AND RESTRICTED CASH Cash and cash equivalents consist of overnight deposits with the custodian bank which earns interest at the current market rate.

The Fund uses a major financial institution as its prime broker to process securities transactions and to provide custodial and other services. All are in the custody of the prime broker. Such cash balances include amounts of ``restricted cash'' consisting of proceeds from securities sold, not yet purchased. Cash balances maintained in the custody of the prime broker bear interest based on the prime rate.

Substantially all of the Fund's cash and securities are either held as collateral by the prime broker against margin obligations or are deposited with the prime broker for safekeeping. The clearance agreements permit the prime broker to pledge or otherwise hypothecate the Fund's investment securities subject to certain limitations. The prime broker may also sell such securities in limited instances where required collateral is not posted on a timely basis. These arrangements subject the Fund to concentration of credit risk with respect to the prime broker.

ACCOUNTING ESTIMATES In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

On July 13, 2006, The Financial Accounting Standards Board (``FASB'') released FASB Interpretation No. 48 ``Accounting for Uncertainty in Income Taxes'' (``FIN 48''). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are ``more-likely-than-not'' of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended June 30, 2004 -- 2006 and December 31, 2006-2007) for purposes of implementing FIN 48 and has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

RECLASSIFICATIONS Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of December 31, 2007, the

Fund increased undistributed net investment income by $7,773, increased accumulated net realized gain (loss) on investments by $512,103 and increased paid-in-capital by $519,876.

FOREIGN CURRENCY Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments as appropriate. Foreign securities and currency transactions may involve certain consideration and risks not typically associated with those of domestic origin.

REAL ESTATE INVESTMENT TRUST SECURITIES The Fund has made certain investments in real estate investment trusts (``REITs'') which makes distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distribution. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain and return of capital reported by the REITs. It is common for these distributions to exceed the REIT's taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its quarterly distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

SHORT SALES A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. Currently, the Fund engages in selling securities short. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sell short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and cash securities deposited in a segregated account with the Fund's custodian. The Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. The Fund will realize a gain if there is a decline in price of the security between those dates where decline exceeds costs of the borrowing of the security and other transaction costs. There can be no assurance that the fund will be able to close out a short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is unlimited in size. Until the Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Any realized gain will be decreased, and any realized loss increased by the amount of transaction costs. At December 31, 2007, the value of securities sold short amounted to $4,024,968 against which security collateral of $11,004,936 and cash deposits with brokers for securities sold short of $5,772,140 was held. Investments held as collateral are disclosed in the Schedule of Investments.

NOTE 2 - INVESTMENT ADVISORY AGREEMENT AND OTHER

Pursuant to an Investment Advisory Agreement, the Advisor, Real Estate Management Services Group (``REMS''), provides investment advisory services for an annual fee of 1.00% of the average daily net assets of the Fund. Effective November 25, 2005, REMS has contractually agreed to waive or limit its fees until November 25, 2008, so that the ratio operating expenses for the Fund are limited to 1.50%. Fund operating expenses do not include dividends, interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and any other expense not incurred in the ordinary course of the Fund's business (``extraordinary expenses''). For the year ended December 31, 2007, the Advisor earned $669,048 of which $22,140 was waived.

REMS may be entitled to reimbursement of fees waived or expenses paid on behalf of the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or expenses paid on behalf of the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to REMS with respect to any waivers, reductions, and payments made with respect to the fund. The total amount of recoverable reimbursements as of December 31, 2007 was $51,404 and expires as follows:

                                                                                                                      YEAR EXPIRING
                                                                                                                     --------------
AMOUNT
 ------------------------------------------------------------------------------------------------------------------

2009                                                                                                                       $ 29,264
2010                                                                                                                         22,140
                                                                                                                     --------------
                                                                                                                           $ 51,404
                                                                                                                     ==============


Commonwealth Shareholder Services, Inc. (``CSS''), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing registration services. The Fund compensates CSS for Blue-sky registration and certain shareholder servicing on an hourly rate basis. Of the $10,140 of registration fees expense incurred and the $110,092 of shareholder services and reports expense incurred, CSS received $1,320 and $1,418, respectively, for these services.

For other administrative services, CSS receives 0.10% of average daily net assets. CSS received $66,905 for administrative services for the year ended December 31, 2007.

First Dominion Capital Corporation (``FDCC'') acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. For the year ended December 31, 2007, no underwriting fees were received by FDCC in connection with the distribution of the Fund's shares. In addition, FDCC receives a contingent deferred sales charge (``CDSC'') of 2% for certain Fund share redemptions occurring within 7 days of purchase. Shares redeemed subject to a CDSC will receive a lower redemption value per share. For the year ended December 31, 2007, there were no CDSC's for Fund shares redeemed.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $38,495 for its services for the year ended December 31, 2007.

Commonwealth Fund Accounting (``CFA'') is the Fund's Accounting agent. CFA received $61,685 for its services for the period ended December 31, 2007.

Certain officers and/or an interested director of the Fund are also officers, principals and/or a director of CFA, CSS, FDCC and FSI.

NOTE 3 - INVESTMENTS

The cost of purchases and the proceeds from sales of securities other than short-term notes for the period ended December 31, 2007, aggregated $61,216,060 and $65,113,027, respectively. These amounts do not include purchases of $34,372,356 to cover short sales and proceeds of $28,422,974 from sales of short securities.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Quarterly income dividends declared by the Fund are reallocated at December 31 to ordinary income, capital gains, and return of capital to reflect their tax character.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 were as follows:

                                                                                                     YEAR ENDED      YEAR ENDED
                                                                                                 DECEMBER 31, 2007DECEMBER 31, 2006
                                                                                                    ---------------  --------------

Distributions paid from:
Ordinary income                                                                                         $ 6,155,959       $ 815,670
Realized gain                                                                                             6,711,152       3,197,345
                                                                                                          1,179,620             ---
Return of capital                                                                                   ---------------  --------------
                                                                                                       $ 14,046,631     $ 4,013,015
Total                                                                                               ===============  ==============


As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

                                  Post-October security and currency losses*                                       $ (4,783,653)

                                                                                                                        (2,073,301)
Net unrealized appreciation (depreciation) on investments and investments sold short                               ----------------
                                                                                                                      $ (6,856,954)
                                                                                                                   ================


*Under the current tax law, security and currency losses realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following year.

The difference between book basis and tax basis distributable earnings is attributable primarily to the tax deferral of losses on wash sales.

As of December 31, 2007, the cost for Federal Income tax purpose was:

                                                                                                                               COST
                                                                                                                    ---------------

Long positions                                                                                                         $ 45,490,312
                                                                                                                        (4,933,746)
Short positions                                                                                                     ---------------
                                                                                                                       $ 40,556,566
                                                                                                                    ===============


Net unrealized appreciation consists of:



Gross unrealized appreciation                                                                                          $ 2,722,998
                                                                                                                        (4,796,299)
Gross unrealized depreciation                                                                                      ----------------
                                                                                                                      $ (2,073,301)
Net unrealized depreciation                                                                                        ================


NOTE 5 - CAPITAL STOCK TRANSACTIONS

Capital stock transactions for each class of shares were:


                                             YEAR ENDED                      PERIOD ENDED                     YEAR ENDED
                                         DECEMBER 31, 2007                DECEMBER 31, 2006                  JUNE 30, 2006
                                  -------------------------------  -------------------------------  -------------------------------
                                           Shares           Value           Shares           Value           Shares           Value
                                   --------------  --------------   --------------  --------------   --------------  --------------

Shares sold                             1,333,071    $ 21,543,092          832,093    $ 13,517,154        1,530,393    $ 22,939,744
Shares reinvested                         750,211       8,741,086          176,347       2,839,515          296,454       4,198,516
                                                                         (915,250)    (14,853,172)        (923,263)    (14,029,408)
Shares redeemed                       (1,498,675)    (23,100,786)   --------------  --------------   --------------  --------------
                                          584,607     $ 7,183,392           93,190     $ 1,503,497          903,584    $ 13,108,852
Net increase                       ==============  ==============   ==============  ==============   ==============  ==============


NOTE 6 - COMMISSION RECAPTURE AGREEMENT

The Fund entered into an agreement with Fidelity Capital Markets (``FCM''), a brokerage services provider, on June 14, 2004, whereby a portion of the commissions from each portfolio transaction would be used to reduce the operating expenses incurred, including but not limited to custodial transfer agent, administrative, legal, trustee, accounting and printing fees and expenses, and other expenses charged to the Fund by third-party service providers which are properly disclosed in the prospectus of the Fund. The Fund received and used $55,689 to offset operating expenses for the year ended December 31, 2007.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF
REMS REAL ESTATE VALUE -- OPPORTUNITY FUND
AND THE BOARD OF DIRECTORS OF
THE WORLD FUNDS, INC.

We have audited the accompanying statement of assets and liabilities of REMS Real Estate Value -- Opportunity Fund (the ``Fund''), a series of The World Funds, Inc., including the schedule of investments, as of December 31, 2007, and the related statement of operations and cash flows, the statements of changes in net assets, and financial highlights for the year then ended and the statements of changes in net assets and the financial highlights for the period July 1, 2006 through December 31, 2006 and the year ended June 30, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods prior to the year ended June 30, 2006 were audited by other auditors whose report dated August 24, 2005 expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of REMS Real Estate Value -- Opportunity Fund as of December 31, 2007, the results of its operations and cash flows, the changes in its net assets and the financial highlights for the year then ended and the changes in net assets and financial highlights for the period July 1, 2006 through December 31, 2006 and for the year ended June 30, 2006, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
PHILADELPHIA, PENNSYLVANIA
FEBRUARY 23, 2007

SUPPLEMENTAL INFORMATION (UNAUDITED)
THE WORLD FUNDS, INC.
(THE ``COMPANY'')

Information pertaining to the directors and officers of the Fund is set forth below. The names, addresses and birth years of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The directors who are considered ``interested persons'' as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Company, are noted with an asterisk (*). The Statement of Additional Information (the ``SAI'') includes additional information about the directors and is available without charge upon request by calling, toll-free, (800) 527-9525.

NAME, ADDRESS AND YEAR    POSITION(S) HELD     NUMBER OF FUNDS      PRINCIPAL OCCUPATION(S) DURING THE PAST 5    OTHER
BORN                      WITH COMPANY AND     IN THE COMPANY       YEARS                                        DIRECTORSHIPS BY
                          TENURE               OVERSEEN                                                          DIRECTORS AND
                                                                                                                 NUMBER OF FUNDS
                                                                                                                 IN THE COMPLEX
                                                                                                                 OVERSEEN

INTERESTED DIRECTORS:
* John Pasco, III(1)      Chairman,            10                   Treasurer and Director of Commonwealth       The World
8730 Stony Point          Director and                              Shareholder Services, Inc. ("CSS"), the      Insurance Trust
Parkway                   Treasurer since                           Company's Administrator, since 1985;         -- 1 Fund
Suite 205                 May, 1997                                 President and Director of First Dominion
Richmond, VA 23235                                                  Capital Corp. ("FDCC"), the Company's
(1945)                                                              underwriter, and President and Director
                                                                    of Fund Services, Inc., the Company's
                                                                    Transfer and Disbursing Agent since 1987;
                                                                    President and Treasurer of Commonwealth
                                                                    Capital Management, Inc. since 1983;
                                                                    President of Commonwealth Capital
                                                                    Management, LLC, since 1984; President
                                                                    and Director of Commonwealth Fund
                                                                    Accounting, Inc., which provides
                                                                    bookkeeping services to the Company, and
                                                                    Chairman and Trustee of The World
                                                                    Insurance Trust, a registered investment
                                                                    company, since May, 2002. Mr. Pasco is
                                                                    also a certified public accountant.


NAME, ADDRESS AND YEAR    POSITION(S) HELD     NUMBER OF FUNDS      PRINCIPAL OCCUPATION(S) DURING THE PAST 5    OTHER
BORN                      WITH COMPANY AND     IN THE COMPANY       YEARS                                        DIRECTORSHIPS BY
                          TENURE               OVERSEEN                                                          DIRECTORS AND
                                                                                                                 NUMBER OF FUNDS
                                                                                                                 IN THE COMPLEX
                                                                                                                 OVERSEEN


Samuel Boyd, Jr. (2)      Director since       10                   Retired. Manager of the Customer Services    The World
8730 Stony Point          May, 1997                                 Operations and Accounting Division of the    Insurance Trust
Parkway                                                             Potomac Electric Power Company from          -- 1 Fund; Satuit
Suite 205                                                           August,1978 until April, 2005; a Trustee     Capital
Richmond, VA 23235                                                  of World Insurance Trust, a registered       Management Trust
(1940)                                                              investment company, since May, 2002; a       -- 1 Fund.
                                                                    Trustee of Satuit Capital Management
                                                                    Trust, a registered investment company,
                                                                    since October, 2002; and a Trustee of
                                                                    Janus Advisors Series Trust, a registered
                                                                    investment company, from 2003 to 2005.


NON-INTERESTED DIRECTORS:


William E. Poist          Director since       10                   Financial and Tax Consultant through his     The World
8730 Stony Point          May, 1997                                 firm Management Consulting for               Insurance Trust
Parkway                                                             Professionals since 1974; a Trustee of       -- 1 Fund; Satuit
Suite 205                                                           Satuit Capital Management Trust, a           Capital
Richmond, VA 23235                                                  registered investment company, since         Management Trust
(1939)                                                              November, 2003; and a Trustee of World       -- 1 Fund.
                                                                    Insurance Trust, a registered investment
                                                                    company, since May, 2002. Mr. Poist is
                                                                    also a certified public accountant.
Paul M. Dickinson         Director since       10                   President of Alfred J. Dickinson, Inc.       The World
8730 Stony Point          May, 1997                                 Realtors since April, 1971; a Trustee of     Insurance Trust
Parkway                                                             Satuit Capital Management Trust, a           -- 1 Fund; Satuit
Suite 205                                                           registered investment company, since         Capital
Richmond, VA 23235                                                  November, 2003; and Trustee of World         Management Trust
(1947)                                                              Insurance Trust, a registered investment     -- 1 Fund.
                                                                    company, since May, 2002.


NON-INTERESTED DIRECTORS:


OFFICERS:


*Leland H. Faust          President of the     N/A                  President of CSI Capital Management,         N/A
600 California Street     CSI Equity Fund                           Inc., a registered investment adviser,
18th Floor                series since                              since 1978. Partner in the law firm
San Francisco, CA         October, 1997                             Taylor & Faust since September, 1975.
94108
(1946)

*John T. Connor, Jr.      Vice President of    N/A                  President of Third Millennium Investment     N/A
1185 Avenue of the        the Company and                           Advisors, LLC, a registered investment
Americas                  President of the                          adviser, since April, 1998; and Director
32nd Floor                Third Millennium                          of Teton Energy Corporation since 1993.
New York, NY 10036        Russia Fund
(1941)                    series since
                          October, 1998

*Robert J. Sullivan       Vice President of    N/A                  Chairman, President and Treasurer of         N/A
2807 Gaston Gate          the Company and                           Satuit Capital Management Trust, an open-
Mt. Pleasant, SC 29466    President of the                          end investment management company, since
(1960)                    Satuit Capital                            December, 2000; Managing Director and
                          Management Small                          Investment Officer of Satuit Capital
                          Cap Fund series                           Management, LLC, a registered investment
                          (formerly                                 adviser, from June, 2000 to Present.
                          GenomicsFund)
                          since January,
                          2003

*Jeffrey W. Taylor        Vice President of    N/A                  Chief Operating Officer of Dividend          N/A
518 17th Street           the Company, and                          Capital Investments LLC (investment
Suite 1200                President of the                          adviser) since December, 2005; Vice
Denver, CO 80202          Dividend Capital                          President of Business Services from
(1973)                    Realty Income                             February, 2004 to December, 2005; Product
                          Fund series since                         Manager, INVESCO Inc. from July, 2003 to
                          March, 2006.                              January, 2004; and Manager of Marketing
                                                                    and Business Analytics, INVESCO Funds
                                                                    Group Inc. from 1999 to 2003.


NON-INTERESTED DIRECTORS:


*Gunter Faschang          Vice President of    N/A                  Vice President, Vontobel Asset Management    N/A
450 Park Avenue           the Company and                           (investment adviser) since 2001 and head
New York, NY 10022        President of the                          of Eastern European equity management and
(1972)                    Eastern European                          research, Vontobel Asset Management AG
                          Equity Fund                               since 2001.
                          series since May,
                          2001.

*J. Allen Gray            Vice President of    N/A                  Managing Partner at Osprey Partners          N/A
Shrewsbury Executive      the Company and                           Investment Management, LLC (investment
Center II,                President of the                          adviser) since 2004; Principal at Osprey
1040 Broad Street,        Osprey                                    Partners Investment Management, LLC from
Shrewsbury, NJ 07702      Concentrated                              2002 to 2004. Senior Vice President at
(1961)                    Large Cap Value                           Osprey Partners Investment Management,
                          Equity Fund                               LLC from 1999 to 2002.
                          Series since
                          September 2006

Karen M. Shupe            Secretary since      N/A                  Executive Vice President of                  N/A
8730 Stony Point          2005 and                                  Administration and Accounting,
Parkway                   Treasurer since                           Commonwealth Shareholder Services, Inc.
Suite 205                 2006                                      since 2003; Financial Reporting Manager,
Richmond, VA 23235                                                  Commonwealth Shareholder Services, Inc.,
(1964)                                                              from 2001 to 2003.

David D. Jones, Esq.      Chief Compliance     N/A                  Co-founder and Managing Member of Drake      N/A
230 Spring Hills Drive    Officer                                   Compliance, LLC (compliance consulting)
Suite 340                                                           since 2004; founder and controlling
Spring, TX 77380                                                    shareholder of David Jones & Associates
(1957)                                                              (law firm) since 1998; President and
                                                                    Chief Executive Officer of Citco Mutual
                                                                    Fund Services, Inc. from 2001 to 2003.


(1) Mr. Pasco is considered to be an ``interested person'' as that term is defined in the 1940 Act. Mr. Pasco is an interested person of the Company because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, which serves as the investment adviser to the Eastern European Equity Fund and the Satuit Capital Management Small Cap Fund (formerly GenomicsFund); (3) he is an affiliated person of Third Millennium Investment Advisors, LLC, which serves as the investment sub-adviser to the Third Millennium Russia Fund, and Satuit Capital Management, LLC, which serves as the investment sub-adviser to the Satuit Capital Management Small Cap Fund (formerly GenomicsFund); (4) he owns First Dominion Capital Corp. (``FDCC''), the principal underwriter of the Company; and (5) he owns or controls several of the Company's service providers, including Commonwealth Shareholder Services, Inc., the Company's Administrator, FDCC, the Company's underwriter, and Fund Services, Inc., the Company's Transfer and Disbursing Agent.

(2)Mr. Boyd is considered to be an ``interested person'' with respect to the Osprey Concentrated Large Cap Value Equity Fund, another series of the Company, because he is a member of the immediate family of an affiliated person of Osprey Partners Investment Management, LLC, which serves as the investment adviser to that Fund.

SUPPLEMENTAL INFORMATION (unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on ``Form N-Q''. These filings are available without charge, upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVISORY CONTRACT RENEWAL

At a meeting of the Board of Directors of the Company (the ``Board'') held on August 22, 2007 (the ``Meeting''), the Board, including the directors of the Company who are not ``interested persons'' of the Company, as that term is defined in the 1940 Act (the ``Independent Directors''), re-approved the investment advisory agreement (the ``Advisory Agreement'') between the Company, on behalf of the Fund, and Real Estate Management Services Group, LLC. (the ``Advisor''), relating to the Fund.

In preparation for the Meeting, the Board requested and reviewed a wide variety of information from the Advisor, including written materials provided by the Advisor regarding: (i) the nature, extent and quality of the services to be provided by the Advisor; (ii) the investment performance of the Fund;
(iii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below. In approving the Advisory Agreement, the Board considered many factors, including the following:

(i) The nature, extent and quality of services provided by the Advisor. The Board reviewed the services that the Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund and generally managing the Fund's investments in accordance with the stated investment objective and policies of the Fund. The Board received information concerning the investment philosophy and investment process and trading practices employed by the Advisor in managing the Fund. The Board considered and discussed, among other things, the Fund's performance, market conditions, and the Advisor's investment process. On this basis, along with information provided in advance of the Meeting, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by the Advisor.

(ii) Investment performance of the Fund and the Advisor. The Board, using written materials provided by the Advisor and by Lipper, considered the Fund's performance compared to a benchmark index and other similar mutual funds for various trailing periods. In particular, the Board noted that the Fund's performance was within the range of its peer group and the Lipper Index, and concluded that it was satisfied with the investment performance of the Fund.

(iii) Consideration of advisory fee; Cost of advisory services and level of profitability of the Advisor from the relationship with the Fund. Next, the Board considered the level of advisory fees paid by the Fund and the profitability of the Advisor. As part of its analysis, the Board considered fee and expense analyses compiled by Lipper, and noted that the Fund's total fees and expenses were within the range of fees and expenses paid by other funds with common asset levels. Representatives from the Advisor also discussed with the Board fees charged by comparable funds. In reviewing the advisory fee, the Board considered fees paid by other funds of comparable size and investment objective, noting that the advisory fee received by the Advisor was comparable to and competitive with fees charged to those funds. The Board also noted the advisory fees were comparable to other investment products which employ similar investment techniques. Based on such information, the Board concluded that the advisory fee and the overall expense ratio of the Fund were generally within the range of industry averages and otherwise fair and reasonable in light of services provided and the Fund's current asset level.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect such economies of scale. In concluding that the advisory fees payable by the Fund were reasonable, the Board reviewed, among other things, a report of the costs of services provided by and the profits realized by the Advisor from its relationship with the Fund and concluded that such profits were not excessive. The Board also discussed the Advisor's financial condition with representatives of the Advisor at the Meeting. Additionally, the Board reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee was reasonable and the expense ratio paid by the Fund was consistent with industry standards. The Board also considered the Advisor's contractual agreement to waive a portion of its advisory fee in an effort to control the Fund's expense ratio. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not believe that such economies had yet occurred.

(v) Other considerations. The Board also determined that the Advisor has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by the Advisor's expense limitation and fee waiver arrangement with the Fund.

After consideration of this information and such other items as the Independent Directors deemed appropriate, the Board concluded that the Advisory Agreement contained terms, including the provision for fees, that were fair and reasonable to the Fund. The Board, including a majority of the Independent Directors of the Company, unanimously approved the Advisory Agreement.

INVESTMENT ADVISER:

Real Estate Management Services Group
1100 Fifth Avenue South, Suite 305
Naples, FL 34102

DISTRIBUTOR:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Tait, Weller and Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

TRANSFER AGENT:

For account information, wire purchase or redemptions, call or write to the REMS Fund's Transfer Agent:

Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

MORE INFORMATION:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free. Fund information is also available online at theworldfunds.com.

[REMS LOGO ]
REAL ESTATE MANAGEMENT
SERVICES GROUP, LLC

                         ANNUAL REPORT TO SHAREHOLDERS

                    REMS REAL ESTATE VALUE-OPPORTUNITY FUND

                       A series of The World Funds, Inc.
                         A "Series" Investment Company


                      FOR THE YEAR ENDED DECEMBER 31, 2007

ITEM 2.  CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

     As of the end of the period covered by the report, the Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee and those persons (Samuel Boyd, William E. Poist and Paul M. Dickinson) are "independent," as defined by this
Item 3.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $108,000 for 2007 and $83,000 for 2006.

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2007 and $0 for 2006.

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $22,500 for 2007 and $20,500 for 2006.

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2007 and $0 for 2006.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     Pursuant to its charter, the registrant's Audit Committee must pre-approve all audit and non-audit services to be provided to the registrant. The Audit Committee also pre-approves any non-audit services provided by the registrant's principal accountant to the Eastern European Equity Fund; the Epoch International Small Cap Fund, the Epoch U.S. All Cap Fund; the Epoch Global Equity Shareholder Yield Fund; the Dividend Capital Realty Income Fund; and, the REMS Real Estate Value Opportunity Fund.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

     (b) NA

     (c)100%

     (d) NA

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2007 and $0 for 2006.

     (h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant's investment adviser and any control affiliates that provide ongoing services to the registrant.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS.

        Schedule filed under Item 1 of the Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by this report by or on behalf of the registrant.

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   The World Funds, Inc.

By (Signature and Title)*:      /s/John Pasco, III
                                --------------------
                                 John Pasco, III
                                Chief Executive Officer
                                (principal executive officer)

Date:        June 10, 2008



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*:      /s/John Pasco, III
                                -------------------
                                 John Pasco, III
                                Chief Executive Officer
                                (principal executive officer)

Date:         June 10, 2008


By (Signature and Title)*:      /s/Karen Shupe
                                -------------------
                                 Karen Shupe
                                 Chief Financial Officer
                                (principal financial officer)

Date:         June 10, 2008


* Print the name and title of each signing officer under his or her signature.